                                                                                           EXECUTION COPY

                                      GMACM HOME EQUITY LOAN TRUST 2007-HE1,

                                                      Issuer,

                                                        and

                                     THE BANK OF NEW YORK TRUST COMPANY, N.A.,

                                                 Indenture Trustee

                                             ________________________

                                                     INDENTURE

                                             ________________________

                                            Dated as of March 29, 2007

                                     GMACM HOME EQUITY LOAN-BACKED TERM NOTES

                                                          I

                                                     (continued)

         Section 4.02          Registration of and Limitations on Transfer and Exchange of Notes;

                                                          II

                                                     (continued)

                                                          III

                                                     (continued)

EXHIBITS
Exhibit A         -        Form of Notes
Exhibit B         -        Form of 144A Investment Representation
Exhibit C         -        Form of Investor Representation Letter
Exhibit D         -        Form of Transferor Certificate
Appendix A        -        Definitions

                                                          IV

                                  RECONCILIATION AND TIE BETWEEN TRUST INDENTURE
                                       ACT OF 1939 AND INDENTURE PROVISIONS*

         Trust Indenture
         Act Section                                                                Indenture Section
         ____________________________________________________________________________________________
         310(a)(1)...............................................................................6.11
         (a)(2)..................................................................................6.11
         (a)(3)..................................................................................6.10
         (a)(4)........................................................................Not Applicable
         (a)(5)..................................................................................6.11
         (b)...............................................................................6.08, 6.11
         (c)...........................................................................Not Applicable
         311(a)..................................................................................6.12
         (b).....................................................................................6.12
         (c)...........................................................................Not Applicable
         312(a).........................................................................7.01, 7.02(a)
         (b)..................................................................................7.02(b)
         (c)..................................................................................7.02(c)
         313(a)..................................................................................7.04
         (b).....................................................................................7.04
         (c).......................................................................7.03(a)(iii), 7.04
         (d).....................................................................................7.04
         314(a).........................................................................3.10, 7.03(a)
         (b).....................................................................................3.07
         (c)(1).....................................................................8.05(c), 10.01(a)
         (c)(2).....................................................................8.05(c), 10.01(a)
         (c)(3)........................................................................Not Applicable
         (d)(1).....................................................................8.05(c), 10.01(b)
         (d)(2).....................................................................8.05(c), 10.01(b)
         (d)(3).....................................................................8.05(c), 10.01(b)
         (e).................................................................................10.01(a)
         315(a)...............................................................................6.01(b)
         (b).....................................................................................6.05
         (c)..................................................................................6.01(a)
         (d)..................................................................................6.01(c)
         (d)(1)...............................................................................6.01(c)
         (d)(2)...............................................................................6.01(c)
         (d)(3)...............................................................................6.01(c)
         (e).....................................................................................5.13
         316(a)(1)(A)............................................................................5.11
         316(a)(1)(B)............................................................................5.12
         316(a)(2).....................................................................Not Applicable
         316(b)..................................................................................5.07
         317(a)(1)...............................................................................5.04
         317(a)(2)............................................................................5.03(d)
         317(b)...............................................................................3.03(a)
         318(a).................................................................................10.07

___________________________
*This reconciliation and tie shall not, for any purpose, be deemed to be part of the within indenture.

         This Indenture,  dated as of March 29, 2007, is between GMACM Home Equity Loan Trust 2007-HE1,  a Delaware statutory  trust,  as issuer (the  "Issuer"),  and The Bank of New York Trust Company,  N.A., as indenture  trustee
(the "Indenture Trustee").

                                                    WITNESSETH:

         Each party  hereto  agrees as follows  for the  benefit of the other  party and for the equal and  ratable benefit of the  Noteholders and the Enhancer of the Issuer's  Series  2007-HE1 GMACM Home Equity  Loan-Backed  Term
Notes (the "Notes").

                                                 GRANTING CLAUSE:

         The Issuer hereby  Grants to the Indenture  Trustee on the Closing Date, as trustee for the benefit of the
Noteholders  and the  Enhancer,  all of the  Issuer's  right,  title and interest in and to all  accounts,  chattel paper,  general  intangibles,  contract rights,  payment  intangibles,  certificates of deposit,  deposit accounts, instruments,  documents,  letters  of  credit,  money,  advices of  credit,  investment  property,  goods and other property  consisting  of,  arising  under or related to whether  now  existing or  hereafter  created in any of the following:  (a) the Initial  Mortgage Loans and any Subsequent  Mortgage Loans, and all monies due or to become due thereunder;  (b) the  Custodial  Account,  Note  Payment  Account,  Pre-Funding  Account and  Capitalized  Interest
Account,  and all funds on deposit or credited  thereto from time to time; (c) the Policy and all hazard  insurance policies; (d) the Yield Maintenance Agreement;  and (e) all present and future claims,  demands,  causes and choses in action in respect of any or all of the  foregoing  and all payments on or under,  and all proceeds of every kind and nature  whatsoever in respect of, any or all of the  foregoing  and all payments on or under,  and all proceeds of every kind and nature  whatsoever  in the  conversion  thereof,  voluntary  or  involuntary,  into cash or other liquid property, all cash proceeds,  accounts,  accounts receivable,  notes, drafts,  acceptances,  checks, deposit accounts,  rights to payment of any and every kind, and other forms of  obligations  and  receivables,  instruments and other  property  which at any time  constitute  all or part of or are  included  in the  proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral").

         The  foregoing  Grant is made in trust to secure the  payment of  principal  of and  interest  on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice,  priority or distinction,  and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

         The  foregoing  Grant shall  inure to the  benefit of the  Enhancer in respect of draws made on the Policy and amounts  owing from time to time  pursuant to the  Insurance  Agreement  (regardless  of whether  such  amounts relate to the Notes or the  Certificates),  and such Grant shall  continue in full force and effect for the benefit of the Enhancer until all such amounts owing to it have been repaid in full.

         The Indenture  Trustee,  as trustee on behalf of the  Noteholders,  acknowledges  such Grant,  accepts the trust under this Indenture in accordance  with the provisions  hereof and agrees to perform its duties as Indenture
Trustee as required herein.

                                                           1

                                                     ARTICLE I

                                                    Definitions

         Section 1.01      Definitions.  For  all  purposes  of  this  Indenture,  except  as  otherwise  expressly provided herein or unless the context  otherwise  requires,  capitalized  terms not otherwise  defined herein shall have the meanings  assigned to such terms in the  Definitions  attached hereto as Appendix A, which is incorporated by reference herein.  All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02      Incorporation  by Reference of Trust  Indenture Act.  Whenever this Indenture  refers to a provision of the Trust  Indenture  Act (the "TIA"),  such  provision is  incorporated  by reference in and made a part of this Indenture.  The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the Securities and Exchange Commission.

                  "indenture securities" means the Notes.

                  "indenture security holder" means a Noteholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Indenture Trustee.

                  "obligor" on the  indenture  securities  means the Issuer and any other  obligor on the indenture securities.

                  All other TIA terms used in this Indenture  that are defined by TIA,  defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

         Section 1.03      Rules of Construction.  Unless the context otherwise requires:

                  (a)      a term has the meaning assigned to it;

                  (b)      an accounting  term not otherwise  defined has the meaning  assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                  (c)      "or" includes "and/or";

                  (d)      "including" means "including without limitation";

                  (e)      words in the singular include the plural and words in the plural include the singular;

                  (f)      the term "proceeds" has the meaning ascribed thereto in the UCC; and

                                                           2

                  (g)      any  agreement,  instrument  or  statute  defined  or  referred  to  herein  or  in  any instrument or  certificate  delivered in connection  herewith means such  agreement,  instrument or statute as from time to time amended,  modified or supplemented and includes (in the case of agreements or instruments)  references to all attachments thereto and instruments  incorporated therein;  references to a Person are also to its permitted successors and assigns.

                                                    ARTICLE II

                                            Original Issuance of Notes

         Section 2.01      Form. The Notes,  together with the Indenture  Trustee's  certificate of authentication, shall be in  substantially  the  form set  forth  in  Exhibit  A,  with  such  appropriate  insertions,  omissions, substitutions  and other  variations  as are  required or permitted by this  Indenture  and may have such  letters, numbers or other marks of  identification  and such legends or  endorsements  placed  thereon as may,  consistently herewith,  be  determined  by the  officers  executing  the Notes,  as evidenced by their  execution  thereof.  Any portion of the text of any Note may be set forth on the reverse thereof,  with an appropriate  reference thereto on the face of such Note.

         The Notes shall be  typewritten,  printed,  lithographed  or engraved  or produced by any  combination  of these methods,  all as determined by the Authorized  Officers executing such Notes, as evidenced by their execution of such Notes.

         The terms of the Notes set forth in Exhibit A are part of the terms of this Indenture.

         Section 2.02      Execution,  Authentication  and  Delivery.  The Notes shall be executed on behalf of the
Issuer  by any of its  Authorized  Officers.  The  signature  of any such  Authorized  Officer  on the Notes may be manual or facsimile.

         Notes bearing the manual or facsimile  signature of individuals who were at any time  Authorized  Officers of the Issuer  shall bind the  Issuer,  notwithstanding  that such  individuals  or any of them have ceased to hold such  offices  prior to the  authentication  and delivery of such Notes or did not hold such offices at the date of such Notes.

         The Indenture  Trustee shall upon Issuer Request  authenticate  and deliver Notes for original issue in an amount equal to the Initial  Aggregate  Note  Balance.  The Class A-1,  Class A-2,  Class A-3,  Class A-4 and Class
A-5 Notes shall have  initial  principal  amounts of the Initial  Class A-1 Note  Balance,  Initial  Class A-2 Note
Balance,  Initial  Class A-3 Note  Balance,  Initial  Class A-4 Note  Balance and Initial  Class A-5 Note  Balance,
respectively.

         Each Note  shall be dated  the date of its  authentication.  The Notes  shall be  issuable  as  registered
Book-Entry  Notes, and the Notes shall be issuable in minimum  denominations  of $25,000 and integral  multiples of
$1,000 in excess thereof.

         No Note shall be entitled to any benefit under this  Indenture or be valid or obligatory  for any purpose, unless there appears on such Note a certificate  of  authentication  substantially  in the form provided for herein executed  by the  Indenture  Trustee  by the  manual  signature  of one of its  authorized  signatories,  and  such certificate  upon any Note  shall be  conclusive  evidence,  and the only  evidence,  that  such Note has been duly authenticated and delivered hereunder.

                                                          3

                                                    ARTICLE III

                                                     Covenants

         Section 3.01      Collection  of Payments  with  Respect to the  Mortgage  Loans.  The  Indenture  Trustee
shall  establish and maintain with itself the Note Payment  Account in which the Indenture  Trustee shall,  subject to the terms of this  paragraph,  deposit,  on the same day as it is received  from the Servicer,  each  remittance received by the  Indenture  Trustee  with respect to the  Mortgage  Loans.  The  Indenture  Trustee  shall make all payments of principal of and interest on the Notes,  subject to  Section 3.03  as provided in  Section 3.05  herein from monies on deposit in the Note Payment Account.

         Section 3.02      Maintenance  of Office or Agency.  The  Issuer  will  maintain  in the City of New York,
New York,  an office or agency  where,  subject  to  satisfaction  of  conditions  set forth  herein,  Notes may be surrendered  for  registration  of transfer  or  exchange,  and where  notices and demands to or upon the Issuer in respect of the Notes and this  Indenture  may be  served.  The  Issuer  hereby  initially  appoints  the  Indenture
Trustee to serve as its agent for the  foregoing  purposes.  If at any time the Issuer  shall fail to maintain  any such office or agency or shall fail to furnish the Indenture  Trustee with the address  thereof,  such  surrenders, notices and  demands may be made or served at the  Corporate  Trust  Office,  and the Issuer  hereby  appoints  the
Indenture Trustee as its agent to receive all such surrenders, notices and demands.

         Section 3.03      Money for  Payments to Be Held in Trust;  Paying  Agent.  As  provided in Section  3.01, all payments of amounts due and payable with respect to any Notes that are to be made from amounts  withdrawn  from the Note Payment  Account  pursuant to Section 3.01 shall be made on behalf of the Issuer by the Indenture  Trustee or by the Paying Agent,  and no amounts so withdrawn  from the Note Payment  Account for payments of Notes shall be paid over to the Issuer  except as  provided  in this  Section  3.03.  The Issuer  hereby  appoints  the  Indenture
Trustee to act as  initial  Paying  Agent  hereunder.  The Issuer  will  cause  each  Paying  Agent  other than the
Indenture  Trustee to execute and deliver to the  Indenture  Trustee an instrument in which such Paying Agent shall agree with the  Indenture  Trustee  (and if the  Indenture  Trustee  acts as Paying  Agent,  it hereby so  agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

                  (a)      hold all sums held by it for the  payment  of amounts  due with  respect to the Notes in trust for the benefit of the Persons  entitled  thereto  until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                                                          4

                  (b)      give the  Indenture  Trustee  and the  Enhancer  written  notice of any  default  by the
Issuer of which it has  actual  knowledge  in the making of any  payment  required  to be made with  respect to the
Notes;

                  (c)      at any time during the  continuance  of any such  default,  upon the written  request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                  (d)      immediately  resign as Paying Agent and forthwith pay to the Indenture  Trustee all sums held by it in trust for the  payment of Notes,  if at any time it ceases to meet the  standards  required to be met by a Paying Agent at the time of its appointment;

                  (e)      comply  with all  requirements  of the Code with  respect  to the  withholding  from any payments  made by it on any Notes of any  applicable  withholding  taxes  imposed  thereon and with  respect to any applicable  reporting  requirements in connection  therewith (including reporting payments of interest on the Notes in excess of  interest  at the Net WAC Rate and  interest on any of the  foregoing  in the form of  Interest  Carry
Forward Amounts, as payments on an interest rate cap agreement); and

                  (f)      deliver to the Indenture  Trustee a copy of the statement to  Noteholders  prepared with respect to each Payment Date by the Servicer pursuant to Section 4.01 of the Servicing Agreement.

         The  Issuer  may at any time,  for the  purpose  of  obtaining  the  satisfaction  and  discharge  of this
Indenture or for any other purpose,  by Issuer Request direct any Paying Agent to pay to the Indenture  Trustee all sums held in trust by such Paying  Agent,  such sums to be held by the  Indenture  Trustee  upon the same trusts as those  upon  which the sums were held by such  Paying  Agent;  and upon such  payment  by any  Paying  Agent to the
Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Subject to applicable  laws with respect to escheat of funds,  any money held by the Indenture  Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and  remaining  unclaimed  for one year after  such  amount has become  due and  payable  shall be  discharged  from such trust and be paid to the
Issuer on Issuer  Request;  and the Noteholder of such Note shall  thereafter,  as an unsecured  general  creditor, look only to the Issuer for  payment  thereof  (but only to the extent of the amounts so paid to the  Issuer),  and all  liability  of the  Indenture  Trustee or such Paying  Agent with  respect to such trust money shall  thereupon cease;  provided,  however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment,  shall at the  expense  and  direction  of the  Issuer  cause to be  published  once,  in an  Authorized
Newspaper,  notice that such money remains unclaimed and that, after a date specified  therein,  which shall not be less than 30 days from the date of such  publication,  any unclaimed  balance of such money then  remaining will be repaid to the  Issuer.  The  Indenture  Trustee may also adopt and employ,  at the  expense  and  direction  of the
Issuer,  any other  reasonable  means of  notification  of such repayment  (including,  but not limited to, mailing notice of such  repayment  to the Enhancer  and  Noteholders  of the Notes which have been called but have not been surrendered  for  redemption  or  whose  right  to or  interest  in  monies  due and  payable  but not  claimed  is determinable  from the records of the Indenture  Trustee or of any Paying Agent,  at the last address of record for each such Noteholder).

                                                          5

         Section 3.04      Existence.  The Issuer will keep in full  effect its  existence,  rights and  franchises as a  statutory  trust  under the laws of the  State of  Delaware  (unless  it  becomes,  or any  successor  Issuer hereunder is or becomes,  organized under the laws of any other state or of the United States of America,  in which case the  Issuer  will keep in full  effect  its  existence,  rights  and  franchises  under the laws of such other jurisdiction)  and will obtain and preserve its  qualification  to do business in each  jurisdiction  in which such qualification  is or shall be necessary to protect the validity and  enforceability  of this Indenture,  the Notes, the Mortgage Loans and each other instrument or agreement included in the Trust Estate.

         Section 3.05      Priority of Distributions; Defaulted Interest.

                  (a)      In  accordance  with  Section 3.03(a)  of  the  Servicing  Agreement,  the  priority  of distributions  on each  Payment  Date from  Principal  Collections  and  Interest  Collections  with respect to the
Mortgage  Loans,  any  optional  advance of  delinquent  principal  or interest on the  Mortgage  Loans made by the
Servicer in respect of the related  Collection  Period,  any Policy Draw  Amount  deposited  into the Note  Payment
Account (to be applied  solely with respect to the payment of amounts  described in clauses (i) and (vi) under this
Section 3.05(a)),  and any  amounts  transferred  to the Note  Payment  Account  from the  Pre-Funding  Account and
Capitalized Interest Account pursuant to Sections 3.18 and 3.19 of the Servicing Agreement, is as follows:

                           (i)      from Interest Collections,  to the Enhancer,  the amount of the premium for the
         Policy and any unpaid premium for the Policy from prior Payment Dates,  with interest  thereon as provided in the Insurance Agreement;

                           (ii)     from Interest  Collections,  any Capitalized  Interest  Requirement pursuant to
         Section 3.19(b)  of the  Servicing  Agreement  and any  Policy  Draw  Amount  with  respect  to the  Notes deposited  into the Note  Payment  Account on such Payment Date  pursuant to Section  3.28(a)(ii),  to the
         Note Payment  Account,  for payment by the Paying  Agent to the  Noteholders,  pro rata,  interest for the related  Interest  Period at the related Note Rate on the related Note Balance  immediately  prior to such
         Payment Date,  excluding any Relief Act Shortfalls  allocated  thereto pursuant to Section  3.05(d),  plus any such amount remaining unpaid from prior Payment Dates;

                           (iii)    from   Principal   Collections,   for  payment  by  the  Paying  Agent  to  the
         Noteholders,  as a  distribution  of principal on the Notes,  the Principal  Distribution  Amount for such
         Payment  Date to be allocated to each Class of Notes as  described  in Section  3.05(b)  below,  until the
         Note Balances thereof have been reduced to zero;

                           (iv)     from Excess Spread,  for payment by the Paying Agent to each Class of Notes, as a distribution  of principal on the Notes, in the priority set forth in section  3.05(b),  an amount equal to the Liquidation Loss Distribution  Amount (excluding  Liquidation Loss Amounts that have been allocated to the  reduction  of the Note Balance of the Notes  pursuant to Section  3.05(c)  hereof)  until the Note
         Balance of each Class of Notes has been reduced to zero;

                                                          6

                           (v)      to the  Enhancer,  to  reimburse  it for prior draws made on the  Policy,  with interest thereon as provided in the Insurance Agreement;

                           (vi)     from Excess  Spread,  or payment by the Paying Agent to the  Noteholders of the
         Class of Notes in the priority set forth in Section 3.05(b),  the  Overcollateralization  Increase Amount,
         if any, until the Note Balance of each Class of Notes has been reduced to zero;

                           (vii)    to the  Enhancer,  any amounts owed to the Enhancer  pursuant to the  Insurance
         Agreement other than amounts  specified in clauses (i) or (v) above,  with interest thereon as provided in the Insurance Agreement;

                           (viii)   to the Indenture  Trustee,  any amounts owing to the Indenture Trustee pursuant to Section 6.07 to the extent remaining unpaid;

                           (ix)     after  application  of all Yield  Maintenance  Payments  with  respect  to such
         Payment  Date,  from  Excess  Spread  remaining  after the  distributions  pursuant to clauses (i) through
         (viii),  to pay each Class of Notes and for  payment  by the  Paying  Agent  pursuant  to the  irrevocable instruction  of the  holders of the Class SB  Certificates  (as the  parties  otherwise  entitled  to such amounts as the  owners of the REMIC III  Regular  Interests  SB) as set forth in the Trust  Agreement  and incorporated  herein,  pro rata in  accordance  with their  respective  amounts of Interest  Carry Forward
         Amounts

                           (x)      any remaining  amount,  to the  Distribution  Account,  for distribution to the holders of the Certificates by the Certificate Paying Agent in accordance with the Trust Agreement;

provided,  that on the Final  Payment  Date,  the amount that is required to be paid pursuant to clause (iii) above shall be equal to the Note Balance immediately prior to such Payment Date.

                  Amounts  distributed to the Noteholders  pursuant to the above clauses (ii), (iii), (iv) and (vi)
from Interest  Collections,  Principal  Collections and the Policy Draw Amount shall be treated for tax purposes as distributions  with respect to the REMIC II Regular  Interests  A-1, A-2, A-3, A-4 and A-5,  respectively.  Amounts distributed  pursuant to clause (x) shall be treated as having been  distributed  to the REMIC II Regular  Interest
SB-IO.

                  On each Payment Date,  the Paying Agent shall apply,  from amounts on deposit in the Note Payment
Account,  and in accordance  with the Servicing  Certificate,  the amounts set forth above in the order of priority set forth in Section 3.05(a).

                                                          7

                  Amounts  paid to  Noteholders  shall  be paid in  respect  of the  Notes in  accordance  with the applicable  percentage  as set forth in  Section 3.05(e).  Interest  on the Class A-1 Notes will be computed on the basis of the actual number of days in each  Interest  Period and a 360 day year.  Interest on the Class A-2,  Class
A-3,  Class A-4 and Class A-5 Notes will be computed on the basis of a 360-day  year  consisting  of twelve  30-day months.  Any  installment  of interest or principal  payable on any Note that is  punctually  paid or duly provided for by the  Issuer  on the  applicable  Payment  Date  shall be paid to the  Noteholder  of record  thereof  on the immediately  preceding  Record  Date by wire  transfer  to an  account  specified  in  writing  by such  Noteholder reasonably  satisfactory  to the Indenture  Trustee,  or by check or money order mailed to such  Noteholder at such
Noteholder's  address  appearing in the Note Register,  the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's  Notes;  provided,  that the Indenture Trustee shall not pay to any such Noteholder any amounts required to be withheld from a payment to such Noteholder by the Code.

                  (b)      The  Principal  Distribution  Amount  distributable  pursuant  to Section  3.05(a)(iii),
Liquidation Loss  Distribution  Amounts  distributable to the holders of the Notes pursuant to Section  3.05(a)(iv)
and  Overcollateralization  Increase  Amounts  distributable  to the  holders  of the  Notes  pursuant  to  Section
3.05(a)(vi) will be distributed as follows:

                           (i)      first,  to the  Class A-5  Notes,  an  amount  equal to the  Class A-5  Lockout
         Distribution Amount for that payment date, until the Note Balance thereof has been reduced to zero; and

                           (ii)     second, to the Class A-1,  Class A-2,  Class A-3, Class A-4 and Class A-5 Notes
         (without  regard to the Class A-5 Lockout  Distribution  Amount),  in that  order,  in each case until the
         Note Balance thereof has been reduced to zero;

         provided,  however,  that if an Enhancer Default has occurred and is continuing,  payments of principal on the Notes  will be paid pro rata to the outstanding Classes of Notes.

                  (c)      Principal  of each Note shall be due and  payable in full on the Final  Payment  Date as provided  in the  applicable  form of Note set forth in Exhibits  A. All  principal  payments on the Notes shall be made in accordance  with the  priorities  set forth in  Sections 3.05(a)  and 3.05(b) to the  Noteholders  entitled thereto in  accordance  with the related  Percentage  Interests  represented  thereby.  Upon written  notice to the
Indenture  Trustee by the Issuer,  the  Indenture  Trustee  shall  notify the Person in the name of which a Note is registered  at the close of business on the Record Date  preceding  the Final  Payment Date or other final  Payment
Date,  as  applicable.  Such notice  shall be mailed or faxed no later than five  Business  Days prior to the Final
Payment Date or such other final Payment Date and, unless such Note is then a Book-Entry  Note,  shall specify that payment of the  principal  amount and any interest due with respect to such Note at the Final  Payment Date or such other final Payment Date will be payable only upon  presentation  and surrender of such Note, and shall specify the place where such Note may be presented and surrendered for such final payment.

                                                          8

                  On each Payment Date, the  Overcollateralization  Amount  available to cover any Liquidation Loss
Amounts on such  Payment  Date shall be deemed to be reduced by an amount  equal to such  Liquidation  Loss Amounts
(except to the extent  that such  Liquidation  Loss  Amounts  were  covered  on such  Payment  Date by a payment in respect of Liquidation Loss Amounts).

                  (d)      With  respect to any  Payment  Date,  interest  payments on the Notes will be reduced by any Relief Act Shortfalls for the related  Collection  Period on a pro rata basis in accordance  with the amount of interest payable on the Notes on such Payment Date, absent such reduction.

                  (e)      On each Payment Date, the Indenture  Trustee shall apply any Yield  Maintenance  Payment first as a payment to the  Holders of the Class A-1 Notes in an amount not to exceed  the  Interest  Carry  Forward
Amount on the Class A-1 Notes as of such  Payment  Date,  and the  remainder  to the  Certificate  Paying Agent for payment to the Holders of the Class SB Certificates.

         Section 3.06      Protection of Trust Estate.

                  (a)      The  Issuer  shall  from time to time  execute  and  deliver  all such  supplements  and amendments  hereto and all such financing  statements,  continuation  statements,  instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                           (i)      maintain or preserve the lien and security  interest (and the priority thereof)
         of this Indenture or carry out more effectively the purposes hereof;

                           (ii)     perfect,  publish  notice of or protect the validity of any Grant made or to be made by this Indenture;

                           (iii)    cause the Trust to enforce any of the Mortgage Loans; or

                           (iv)     preserve and defend  title to the Trust Estate and the rights of the  Indenture
         Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

                  (b)      Except as otherwise  provided in this Indenture,  the Indenture Trustee shall not remove any portion of the Trust  Estate that  consists of money or is  evidenced by an  instrument,  certificate  or other writing  from the  jurisdiction  in which it was held at the date of the most recent  Opinion of Counsel  delivered pursuant to  Section 3.07  (or from the  jurisdiction  in which it was held as  described in the Opinion of Counsel delivered at the Closing Date pursuant to  Section 3.07,  if no Opinion of Counsel has yet been delivered  pursuant to  Section 3.07)  unless the Indenture  Trustee shall have first received an Opinion of Counsel to the effect that the lien and  security  interest  created by this  Indenture  with  respect to such  property  will  continue to be maintained after giving effect to such action or actions.

                                                          9

         The Issuer  hereby  designates  the  Indenture  Trustee  its agent and  attorney-in-fact  to  execute  any financing  statement,  continuation  statement  or  other  instrument  required  to be  executed  pursuant  to this
Section 3.06.

         Section 3.07      Opinions as to Trust Estate.

         On the Closing Date,  the Issuer shall  furnish to the Indenture  Trustee and the Owner Trustee an Opinion
of Counsel at the expense of the Issuer  stating that,  upon delivery of the Mortgage Notes relating to the Initial
Mortgage Loans to the Indenture  Trustee or the Custodian in the State of Pennsylvania,  the Indenture Trustee will have a perfected, first priority security interest in such Mortgage Loans.

         On or before  December  31st in each  calendar  year,  beginning in 2006,  the Issuer shall furnish to the
Indenture  Trustee an Opinion of Counsel at the expense of the Issuer  either  stating that, in the opinion of such counsel,  no further action is necessary to maintain a perfected,  first priority security interest in the Mortgage
Loans  until  December 31 in the  following  calendar  year or, if any such  action is  required  to maintain  such security  interest in the Mortgage  Loans,  such Opinion of Counsel  shall also  describe  the  recording,  filing, re-recording and refiling of this Indenture,  any indentures  supplemental hereto and any other requisite documents and the execution and filing of any financing  statements and continuation  statements that will, in the opinion of such  counsel,  be required to maintain  the  security  interest  in the  Mortgage  Loans until  December 31 in the following calendar year.

         Section 3.08      Performance of Obligations; Servicing Agreement.

                  (a)      The Issuer shall  punctually  perform and observe all of its  obligations and agreements contained in this  Indenture,  the Basic  Documents and in the  instruments  and  agreements  included in the Trust
Estate.

                  (b)      The Issuer may contract with other  Persons to assist it in performing  its duties under this  Indenture,  and any  performance  of such  duties  by a Person  identified  to the  Indenture  Trustee  in an
Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

                  (c)      The Issuer  shall not take any  action or permit  any action to be taken by others  that would release any Person from any of such Person's  covenants or  obligations  under any of the documents  relating to the  Mortgage  Loans or under  any  instrument  included  in the  Trust  Estate,  or that  would  result  in the amendment, hypothecation,  subordination,  termination or discharge of, or impair the validity or effectiveness of, any of the documents  relating to the Mortgage  Loans or any such  instrument,  except such actions as the Servicer is expressly permitted to take in the Servicing Agreement.

                  (d)      The Issuer may retain an  administrator  and may enter into contracts with other Persons for the performance of the Issuer's  obligations  hereunder,  and  performance of such  obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

                                                          10

         Section 3.09      Negative Covenants.  So long as any Notes are Outstanding, the Issuer shall not:

                  (a)      except as expressly permitted by this Indenture,  sell, transfer,  exchange or otherwise dispose  of  the  Trust  Estate,  unless  directed  to do so in  writing  by  the  Indenture  Trustee  pursuant  to
Section 5.04 hereof;

                  (b)      claim any credit on, or make any  deduction  from the  principal or interest  payable in respect of, the Notes  (other than  amounts  properly  withheld  from such  payments  under the Code) or assert any claim  against any present or former  Noteholder  by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

                  (c)      (i)  permit the validity or  effectiveness  of this Indenture to be impaired,  or permit the lien of this  Indenture to be amended,  hypothecated,  subordinated,  terminated or  discharged,  or permit any
Person to be released from any covenants or obligations  with respect to the Notes under this  Indenture  except as may be expressly permitted hereby,  (ii) permit any lien, charge,  excise,  claim,  security interest,  mortgage or other  encumbrance  (other than the lien of this  Indenture) to be created on or extend to or otherwise  arise upon or burden the Trust  Estate or any part thereof or any interest  therein or the  proceeds  thereof or  (iii) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

                  (d)      impair  or cause to be  impaired  the  Issuer's  interest  in the  Mortgage  Loans,  the
Purchase  Agreement or in any other Basic Document,  if any such action would  materially and adversely  affect the interests of the Noteholders or the Enhancer.

         Section 3.10      Annual  Statement as to Compliance.  The Issuer shall deliver to the Indenture  Trustee, within 120 days  after the end of each  fiscal  year of the  Issuer  (commencing  with the  fiscal  year  ending on
December 31,  2006),  an  Officer's  Certificate  stating,  as to the  Authorized  Officer  signing such  Officer's
Certificate, that:

                  (a)      a review of the activities of the Issuer during such year and of its  performance  under this Indenture and the Trust Agreement has been made under such Authorized Officer's supervision; and

                  (b)      to the best of such Authorized  Officer's  knowledge,  based on such review,  the Issuer has complied with all  conditions  and covenants  under this  Indenture and the  provisions of the Trust  Agreement throughout  such year,  or, if there has been a default in its  compliance  with any such  condition  or  covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

         Section 3.11      Recordation  of  Assignments.  The Issuer shall enforce the  obligation,  if any, of the
Sellers  under the  Purchase  Agreement to submit or cause to be  submitted  for  recordation  all  Assignments  of
Mortgages within 60 days of receipt of recording information by the Servicer.

                                                          11

         Section 3.12      Representations  and Warranties  Concerning the Mortgage Loans..  The Indenture Trustee,
as pledgee of the Mortgage Loans,  shall have the benefit of (i) the  representations  and warranties made by GMACM in  Section 3.1(a)  and  Section 3.1(b)  of the Purchase  Agreement,  (ii) the benefit of the  representations  and warranties  made by WG Trust  2003 in  Section 3.1(d)  of the  Purchase  Agreement  and  (iii) the  benefit  of the representations  and  warranties  made by GMACM or WG Trust 2003,  as  applicable,  in Section 2 of any  Subsequent
Transfer  Agreement,  in each case,  concerning  the Mortgage  Loans and the right to enforce the remedies  against
GMACM or WG Trust 2003 provided in Section 3.1(e) of the Purchase Agreement,  as applicable,  to the same extent as though such representations and warranties were made directly to the Indenture Trustee.

         Section 3.13      Assignee  of Record of the  Mortgage  Loans.  As  pledgee  of the  Mortgage  Loans,  the
Indenture  Trustee  shall  hold  title  to the  Mortgage  Loans by being  named  as  payee in the  endorsements  or assignments of the Mortgage Notes and assignee in the  Assignments  of Mortgage to be delivered  under  Section 2.1 of the Purchase  Agreement.  Except as expressly provided in the Purchase  Agreement or in the Servicing  Agreement
with respect to any specific  Mortgage Loan, the Indenture  Trustee shall not execute any endorsement or assignment or otherwise  release or transfer such title to any of the Mortgage  Loans until such time as the  remaining  Trust
Estate may be released  pursuant to Section  8.05(b).  The Indenture  Trustee's  holding of such title shall in all respects be subject to its fiduciary obligations to the Noteholders hereunder.

         Section 3.14      Servicer  as  Agent  and  Bailee  of the  Indenture  Trustee.  Solely  for  purposes  of perfection  under  Section  9-313 or 9-314 of the UCC or other  similar  applicable  law, rule or regulation of the state in which such  property is held by the  Servicer,  the Issuer and the Indenture  Trustee  hereby  acknowledge that the  Servicer  is acting as agent and bailee of the  Indenture  Trustee  in holding  amounts on deposit in the
Custodial  Account  pursuant to Section 3.02 of the Servicing  Agreement that are allocable to the Mortgage  Loans, as well as the agent and  bailee of the  Indenture  Trustee  in  holding  any  Related  Documents  released  to the
Servicer  pursuant to Section 3.06(c) of the Servicing  Agreement,  and any other items  constituting a part of the
Trust  Estate  which from time to time come into the  possession  of the  Servicer.  It is  intended  that,  by the
Servicer's  acceptance of such agency pursuant to Section 3.02 of the Servicing  Agreement,  the Indenture Trustee,
as a pledgee of the Mortgage Loans,  will be deemed to have possession of such Related  Documents,  such monies and such other items for purposes of Section  9-313 or 9-314 of the UCC of the state in which such  property is held by the Servicer.

         Section 3.15      Investment  Company Act. The Issuer  shall not become an  "investment  company" or under the  "control"  of an  "investment  company" as such terms are defined in the  Investment  Company Act of 1940,  as amended (or any successor or amendatory  statute),  and the rules and regulations  thereunder  (taking into account not only the  general  definition  of the term  "investment  company"  but also any  available  exceptions  to such general definition);  provided,  however, that the Issuer shall be in compliance with this Section 3.15 if it shall have  obtained an order  exempting it from  regulation  as an  "investment  company" so long as it is in compliance with the conditions imposed in such order.

                                                          12

         Section 3.16      Issuer May Consolidate, etc.

                  (a)      The Issuer shall not consolidate or merge with or into any other Person, unless:

                           (i)      the  Person  (if  other  than  the  Issuer)   formed  by  or   surviving   such
         consolidation  or merger shall be a Person  organized and existing  under the laws of the United States of
         America  or  any  state  or  the  District  of  Columbia  and  shall  expressly  assume,  by an  indenture supplemental hereto,  executed and delivered to the Indenture Trustee, in form reasonably  satisfactory to the Indenture  Trustee,  the due and punctual payment of the principal of and interest on all Notes and to the  Certificate  Paying Agent, on behalf of the  Certificateholders  and the performance or observance of every  agreement  and  covenant of this  Indenture  on the part of the Issuer to be performed or observed, all as provided herein;

                           (ii)     immediately after giving effect to such transaction,  no Event of Default shall have occurred and be continuing;

                           (iii)    the Enhancer  shall have  consented  thereto and each Rating  Agency shall have notified the Issuer that such transaction  will not cause a Rating Event,  without taking into account the
         Policy;

                           (iv)     the Issuer shall have received an Opinion of Counsel (and shall have  delivered copies  thereof to the Indenture  Trustee and the Enhancer) to the effect that such  transaction  will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

                           (v)      any  action  that is  necessary  to  maintain  the lien and  security  interest created by this Indenture shall have been taken; and

                           (vi)     the  Issuer  shall  have  delivered  to  the  Indenture  Trustee  an  Officer's
         Certificate  and an  Opinion  of  Counsel  each  stating  that  such  consolidation  or  merger  and  such supplemental  indenture  comply with this  Article III and that all conditions  precedent  herein provided for relating to such  transaction  have been complied with  (including any filing required by the Exchange
         Act).

                  (b)      The Issuer  shall not convey or  transfer  any of its  properties  or assets,  including those included in the Trust Estate, to any Person, unless:

                           (i)      the Person that acquires by conveyance  or transfer the  properties  and assets of the Issuer the  conveyance  or  transfer of which is hereby  restricted  shall  (A) be a United  States citizen or a Person  organized  and existing  under the laws of the United States of America or any state,
         (B) expressly  assumes,  by an indenture  supplemental  hereto,  executed and  delivered to the  Indenture
         Trustee,  in form satisfactory to the Indenture Trustee,  the due and punctual payment of the principal of and  interest on all Notes and the  performance  or  observance  of every  agreement  and covenant of this
         Indenture on the part of the Issuer to be performed or  observed,  all as provided  herein,  (C) expressly agrees  by means of such  supplemental  indenture  that all  right,  title and  interest  so  conveyed  or transferred  shall be subject  and  subordinate  to the  rights of  Noteholders  of the Notes,  (D) unless otherwise  provided  in such  supplemental  indenture,  expressly  agrees to  indemnify,  defend  and hold harmless  the Issuer  against and from any loss,  liability  or expense  arising  under or related to this
         Indenture  and the  Notes  and  (E) expressly  agrees by means of such  supplemental  indenture  that such
         Person (or if a group of Persons,  then one specified  Person) shall make all filings with the  Commission
         (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                                                          13

                           (ii)     immediately  after giving  effect to such  transaction,  no Default or Event of
         Default shall have occurred and be continuing;

                           (iii)    the Enhancer  shall have consented  thereto,  and each Rating Agency shall have notified the Issuer that such transaction  will not cause a Rating Event, if determined  without regard to the Policy;

                           (iv)     the Issuer shall have received an Opinion of Counsel (and shall have  delivered copies thereof to the Indenture  Trustee) to the effect that such  transaction  will not have any material adverse tax consequence to the Issuer or any Noteholder;

                           (v)      any  action  that is  necessary  to  maintain  the lien and  security  interest created by this Indenture shall have been taken; and

                           (vi)     the  Issuer  shall  have  delivered  to  the  Indenture  Trustee  an  Officer's
         Certificate  and  an  Opinion  of  Counsel  each  stating  that  such  conveyance  or  transfer  and  such supplemental  indenture  comply with this  Article III and that all conditions  precedent  herein provided for relating to such  transaction  have been complied with  (including any filing required by the Exchange
         Act).

         Section 3.17      Successor or Transferee.

                  (a)      Upon any consolidation or merger of the Issuer in accordance with  Section 3.16(a),  the
Person  formed by or surviving  such  consolidation  or merger (if other than the Issuer)  shall succeed to, and be substituted  for, and may exercise  every right and power of, the Issuer under this  Indenture with the same effect as if such Person had been named as the Issuer herein.

                  (b)      Upon a conveyance or transfer of all the assets and  properties  of the Issuer  pursuant to  Section 3.16(b),  the Issuer  shall be released  from every  covenant  and  agreement  of this  Indenture to be observed  or  performed  on the part of the Issuer  with  respect to the Notes  immediately  upon the  delivery  of written notice to the Indenture Trustee of such conveyance or transfer.

                                                          14

         Section 3.18      No Other  Business.  The Issuer shall not engage in any business  other than  financing, purchasing,  owning and selling and managing the Mortgage Loans and the issuance of the Notes and  Certificates  in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

         Section 3.19      No  Borrowing.  The Issuer  shall not  issue,  incur,  assume,  guarantee  or  otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

         Section 3.20      Guarantees,  Loans,  Advances  and Other  Liabilities.  Except as  contemplated  by this
Indenture  or the other Basic  Documents,  the Issuer shall not make any loan or advance or credit to, or guarantee
(directly or indirectly or by an instrument  having the effect of assuring  another's payment or performance on any obligation or capability of so doing or otherwise),  endorse or otherwise become contingently  liable,  directly or indirectly,  in connection with the obligations,  stocks or dividends of, or own,  purchase,  repurchase or acquire
(or agree  contingently  to do so) any stock,  obligations,  assets or securities  of, or any other interest in, or make any capital contribution to, any other Person.

         Section 3.21      Capital  Expenditures.  The  Issuer  shall not make any  expenditure  (by  long-term  or operating lease or otherwise) for capital assets (either realty or personalty).

         Section 3.22      Owner  Trustee  Not  Liable  for  Certificates  or  Related   Documents.   The  recitals
contained  herein shall be taken as the statements of the Issuer,  and the Owner Trustee and the Indenture  Trustee
assume  no  responsibility  for the  correctness  of the  recitals  contained  herein.  The Owner  Trustee  and the
Indenture  Trustee make no  representations  as to the validity or sufficiency of this Indenture or any other Basic
Document,  of the  Certificates  (other than the  signatures of the Owner  Trustee or the Indenture  Trustee on the
Certificates) or the Notes, or of any Related  Documents.  The Owner Trustee and the Indenture  Trustee shall at no time have any  responsibility  or liability  with respect to the  sufficiency of the Trust Estate or its ability to generate the payments to be distributed to  Certificateholders  under the Trust Agreement or the Noteholders  under this  Indenture,  including,  the  compliance by the  Depositor or the Sellers with any warranty or  representation made under any Basic  Document or in any related  document or the accuracy of any such warranty or  representation, or any action of the Certificate  Paying Agent, the Certificate  Registrar or any other person taken in the name of the Owner Trustee or the Indenture Trustee.

         Section 3.23      Restricted  Payments.  The  Issuer  shall  not,  directly  or  indirectly,  (i)  pay any dividend or make any distribution  (by reduction of capital or otherwise),  whether in cash,  property,  securities or a combination  thereof,  to the Owner  Trustee or any owner of a beneficial  interest in the Issuer or otherwise with respect to any ownership or equity  interest or security in or of the Issuer,  (ii) redeem,  purchase,  retire or otherwise  acquire for value any such  ownership or equity  interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose;  provided,  however, that the Issuer may make, or cause to be made, (x)
distributions  to the Owner  Trustee and the  Certificateholders  as  contemplated  by, and to the extent funds are available for such purpose  under,  the Trust  Agreement and (y) payments to the Servicer  pursuant to the terms of the Servicing  Agreement.  The Issuer will not, directly or indirectly,  make payments to or distributions from the
Custodial Account except in accordance with this Indenture and the other Basic Documents.

                                                          15

         Section 3.24      Notice  of  Events  of  Default.  The  Issuer  shall  give the  Indenture  Trustee,  the
Enhancer and the Rating  Agencies  prompt  written  notice of each Event of Default  hereunder  and under the Trust
Agreement.

         Section 3.25      Further  Instruments and Acts. Upon request of the Indenture  Trustee,  the Issuer shall execute and deliver such further  instruments and do such further acts as may be reasonably  necessary or proper to carry out more effectively the purposes of this Indenture.

         Section 3.26      Statements  to  Noteholders.  On each Payment Date,  each of the  Indenture  Trustee and the  Certificate  Registrar  shall make available to the Depositor,  the Owner  Trustee,  each Rating Agency,  each
Noteholder  and each  Certificateholder,  with a copy to the Enhancer,  the Servicing  Certificate  provided to the
Indenture  Trustee by the  Servicer  relating to such Payment  Date and  delivered  pursuant to Section 4.01 of the
Servicing Agreement.

         The  Indenture  Trustee will make the Servicing  Certificate  (and, at its option,  any  additional  files containing  the same  information  in an  alternative  format)  available  each  month to  Securityholders  and the
Enhancer,  and other  parties to this  Indenture  via the  Indenture  Trustee's  internet  website.  The  Indenture
Trustee's  internet website shall initially be located at  "www.jpmorgan.com/sfr."  Assistance in using the website can be obtained by calling the  Indenture  Trustee's  customer  service  desk at (877)  722-1095.  Parties that are unable to use the above  distribution  options  are  entitled  to have a paper copy  mailed to them via first class mail by calling the customer  service desk and  indicating  such.  The  Indenture  Trustee  shall have the right to change  the way the  statement  to  Securityholders  are  distributed  in  order  to make  such  distribution  more convenient or more  accessible to the above  parties and the  Indenture  Trustee shall provide  timely and adequate notification to all above parties regarding any such changes.

         Section 3.27      Determination  of Note Rate. The Indenture  Trustee shall determine  One-Month LIBOR and the  applicable  Note Rate the  Class A-1 Notes for each  Interest  Period  as of the  second  LIBOR  Business  Day immediately  preceding  (i) the Closing  Date in the case of the first  Interest  Period for the Notes and (ii) the first day of each  succeeding  Interest Period for the Class A-1 Notes,  and shall inform the Issuer,  the Servicer and the Depositor by means of the Indenture Trustee's online service.

         Section 3.28      Payments under the Policy.

                  (a)      (i)      If the  Servicing  Certificate  specifies  a Policy Draw Amount for any Payment
Date,  the Indenture  Trustee shall make a draw on the Policy in an amount  specified in the Servicing  Certificate for such Payment Date or, if no amount is specified,  the Indenture  Trustee shall make a draw on the Policy in the amount by which the amount on deposit in the Note  Payment  Account is less than  interest due on the Notes on such
Payment Date.

                                                          16

                           (ii)     The Indenture  Trustee shall deposit or cause to be deposited  such Policy Draw
         Amount  into the Note  Payment  Account  on such  Payment  Date to the  extent  such  amount  relates to a
         Deficiency Amount or a Preference Amount.

                  (b)      The  Indenture  Trustee  shall  submit,  if a Policy  Draw  Amount is  specified  in any statement to  Securityholders  prepared  pursuant to Section 4.01 of the  Servicing  Agreement,  the Notice (in the
form  attached as Exhibit A to the Policy) to the  Enhancer  no later than 12:00 noon,  New York City time,  on the third (3rd) Business Day prior to the applicable Payment Date.

         Section 3.29      Replacement/Additional  Enhancement.  The Issuer (or the  Servicer on its  behalf)  may, at its expense,  in accordance  with and upon  satisfaction  of the conditions  set forth herein,  but shall not be required to, obtain a surety bond,  letter of credit,  guaranty or reserve  account as a Permitted  Investment  for amounts on deposit in the  Capitalized  Interest  Account,  or may arrange for any other form of additional  credit enhancement;  provided,  that after prior notice  thereto,  no Rating  Agency shall have informed the Issuer that a
Rating Event would occur as a result thereof (without taking the Policy into account);  and provided further,  that the issuer of any such  instrument  or  facility  and the  timing  and  mechanism  for  drawing on such  additional enhancement  shall  be  acceptable  to the  Indenture  Trustee  and  the  Enhancer.  It  shall  be a  condition  to procurement of any such  additional  credit  enhancement  that there be delivered to the Indenture  Trustee and the
Enhancer (a) an Opinion of Counsel,  acceptable in form to the Indenture Trustee and the Enhancer,  from counsel to the  provider of such  additional  credit  enhancement  with respect to the  enforceability  thereof and such other matters as the  Indenture  Trustee or the Enhancer may require and (b) an Opinion of Counsel to the effect that the procurement of such additional  enhancement  would not (i) adversely  affect in any material respect the tax status of the Notes or the  Certificates  or (ii) cause the Issuer to be taxable as an association  (or a publicly  traded partnership)  for federal income tax purposes or to be classified as a taxable  mortgage pool within the meaning of
Section 7701(i) of the Code.

         Section 3.30      Additional Representations of Issuer.

         The Issuer  hereby  represents  and warrants to the  Indenture  Trustee that as of the Closing Date (which representations and warranties shall survive the execution of this Indenture):

                  (a)      This  Indenture  creates a valid and  continuing  security  interest  (as defined in the applicable UCC) in the Mortgage Notes in favor of the Indenture  Trustee,  which security  interest is prior to all other Liens (except as expressly  permitted  otherwise in this  Indenture),  and is  enforceable as such as against creditors of and purchasers from the Issuer.

                  (b)      The Mortgage Notes constitute "instruments" within the meaning of the applicable UCC.

                  (c)      The Issuer owns and has good and  marketable  title to the Mortgage Notes free and clear of any Lien of any Person.

                                                          17

                  (d)      The original  executed  copy of each  Mortgage  Note (except for any Mortgage  Note with respect to which a Lost Note Affidavit has been delivered to the Custodian) has been delivered to the Custodian.

                  (e)      The Issuer has received a written  acknowledgment  from the Custodian that the Custodian is acting solely as agent of the Indenture Trustee for the benefit of the Noteholders and the Enhancer.

                  (f)      Other than the  security  interest  granted to the  Indenture  Trustee  pursuant to this
Indenture,  the Issuer has not pledged,  assigned,  sold, granted a security interest in, or otherwise conveyed any of the Mortgage  Notes.  The Issuer has not authorized  the filing of and is not aware of any financing  statements against the Issuer that include a description  of collateral  covering the Mortgage  Notes other than any financing statement  relating to the security  interest granted to the Indenture  Trustee  hereunder or any security interest that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

                  (g)      None of the  Mortgage  Notes has any marks or notations  indicating  that they have been pledged,  assigned  or  otherwise  conveyed  to any Person  other than the  Indenture  Trustee,  except for (i) any endorsements  that are part of a complete  chain of  endorsements  from the  originator of the Mortgage Note to the
Indenture Trustee, and (ii) any marks or notations pertaining to Liens that have been terminated or released.

                  (h)      None of the  provisions  of this Section 3.30 shall be waived  without the prior written confirmation  from  Standard  & Poor's  that such  waiver  shall not result in a  reduction  or  withdrawal  of the then-current rating of the Notes.

         Section 3.31      Yield Maintenance Agreement.

                  (a)      In the event that the  Indenture  Trustee does not receive by the Business Day preceding a Payment  Date the  amount as  specified  by the  Servicer  pursuant  to  Section  4.01(a)(xix)  of the  Servicing
Agreement  as the  amount  to be paid  with  respect  to such  Payment  Date by the YMA  Provider  under  the Yield
Maintenance  Agreement,  the Indenture  Trustee shall enforce the  obligation of the YMA Provider  thereunder.  The parties hereto  acknowledge that the YMA Provider shall make all  calculations,  and shall determine the amounts to be paid,  under the Yield  Maintenance  Agreement.  Absent manifest error,  the Indenture  Trustee may conclusively rely on any  servicing  certificate  received by it from the  Servicer  pursuant to Section  4.01 of the  Servicing
Agreement.

                  (b)      The  Indenture  Trustee  shall  deposit or cause to be  deposited  any amounts  received under the Yield  Maintenance  Agreement  into the Note Payment  Account on the date such amounts are received  from the YMA Provider under the Yield  Maintenance  Agreement  (including  termination  payments,  if any). All payments received under the Yield  Maintenance  Agreement  shall be distributed in accordance  with the priorities set forth in Section 3.05(e) hereof.

                                                          18

                                                    ARTICLE IV

                                The Notes; Satisfaction And Discharge Of Indenture

         Section 4.01      The Notes

                  (a)      The Notes shall be  registered in the name of a nominee  designated  by the  Depository.
Beneficial  Owners will hold interests in the Notes through the book-entry  facilities of the Depository in minimum initial Note Balances of $25,000 and integral multiples of $1,000 in excess thereof.

         The Indenture  Trustee may for all purposes  (including the making of payments due on the Notes) deal with the  Depository  as the  authorized  representative  of the  Beneficial  Owners  with  respect to the Notes for the purposes of exercising the rights of Noteholders  hereunder.  Except as provided in the next  succeeding  paragraph of this  Section 4.01,  the  rights of  Beneficial  Owners  with  respect  to the Notes  shall be  limited to those established by law and agreements  between such Beneficial  Owners and the Depository and Depository  Participants.
Except as provided in  Section 4.08,  Beneficial  Owners shall not be entitled to definitive  certificates  for the
Notes as to which they are the Beneficial  Owners.  Requests and  directions  from, and votes of, the Depository as
Noteholder  of the Notes shall not be deemed  inconsistent  if they are made with respect to  different  Beneficial
Owners.  The  Indenture  Trustee may  establish  a  reasonable  record date in  connection  with  solicitations  of consents  from or voting by  Noteholders  and give  notice to the  Depository  of such  record  date.  Without  the consent of the Issuer and the Indenture  Trustee,  no Term Note may be transferred  by the  Depository  except to a successor Depository that agrees to hold such Note for the account of the Beneficial Owners.

         In the event the Depository Trust Company resigns or is removed as Depository,  the Indenture Trustee,  at the  request of the  Servicer  and with the  approval  of the  Issuer may  appoint a  successor  Depository.  If no successor  Depository has been appointed  within 30 days of the effective date of the  Depository's  resignation or removal,  each Beneficial Owner shall be entitled to certificates  representing  the Notes it beneficially  owns in the manner prescribed in Section 4.08.

         The Notes shall, on original  issue, be executed on behalf of the Issuer by the Owner Trustee,  not in its individual  capacity but solely as Owner Trustee and upon Issuer  Order,  authenticated  by the Note  Registrar and delivered by the Indenture Trustee to or upon the order of the Issuer.

         Section 4.02      Registration  of and  Limitations  on Transfer  and Exchange of Notes;  Appointment  of
Certificate  Registrar.  The Issuer  shall cause to be kept at the  Indenture  Trustee's  Corporate  Trust Office a
Note Register in which,  subject to such  reasonable  regulations  as it may prescribe,  the Note  Registrar  shall provide for the  registration  of Notes and of  transfers  and  exchanges of Notes as herein  provided.  The Issuer hereby appoints the Indenture Trustee as the initial Note Registrar.

                                                          19

         Subject to the restrictions  and limitations set forth below,  upon surrender for registration of transfer of any Note at the Corporate  Trust Office,  the Issuer shall execute,  and the Note Registrar  shall  authenticate and deliver, in the name of the designated  transferee or transferees,  one or more new Notes in authorized initial
Note Balances evidencing the same aggregate Percentage Interests.

         Subject to the  foregoing,  at the option of the  Noteholders,  Notes may be exchanged  for other Notes of like tenor, in each case in authorized initial Note Balances  evidencing the same aggregate  Percentage  Interests, upon  surrender of the Notes to be  exchanged at the  Corporate  Trust Office of the Note  Registrar.  Whenever any
Notes are so surrendered  for exchange,  the Issuer shall execute and the Note  Registrar  shall  authenticate  and deliver the Notes  which the  Noteholder  making the  exchange is  entitled  to  receive.  Each Note  presented  or surrendered  for  registration  of  transfer  or exchange  shall (if so  required  by the Note  Registrar)  be duly endorsed by, or be  accompanied by a written  instrument of transfer in form  reasonably  satisfactory  to the Note
Registrar duly executed by, the Noteholder  thereof or his attorney duly  authorized in writing with such signature guaranteed  by a commercial  bank or trust  company  located or having a  correspondent  located in The City of New
York.  Notes  delivered  upon any such  transfer  or  exchange  will  evidence  the same  obligations,  and will be entitled to the same rights and privileges, as the Notes surrendered.

         No service  charge shall be imposed for any  registration  of transfer or exchange of Notes,  but the Note
Registrar  shall require  payment of a sum sufficient to cover any tax or  governmental  charge that may be imposed in connection with any registration of transfer or exchange of Notes.

         All Notes  surrendered for  registration of transfer and exchange shall be cancelled by the Note Registrar and delivered to the Indenture Trustee for subsequent destruction without liability on the part of either.
         The Issuer hereby appoints the Indenture  Trustee as Certificate  Registrar to keep at its Corporate Trust
Office a  Certificate  Register  pursuant  to  Section 3.09  of the  Trust  Agreement  in  which,  subject  to such reasonable  regulations  as it may prescribe,  the  Certificate  Registrar  shall provide for the  registration  of
Certificates  and of  transfers  and  exchanges  thereof  pursuant  to  Section 3.05  of the Trust  Agreement.  The
Indenture Trustee hereby accepts such appointment.

         Each  purchaser of a Note, by its  acceptance of the Note,  shall be deemed to have  represented  that the acquisition  of such Note by the  purchaser  does not  constitute  or give rise to a prohibited  transaction  under
Section 406 of ERISA or Section 4975 of the Code, for which no statutory,  regulatory or  administrative  exemption is available.

         Section 4.03      Mutilated,  Destroyed,  Lost or Stolen Notes.  If (i) any mutilated  Note is surrendered to the Indenture Trustee,  or the Indenture Trustee receives evidence to its satisfaction of the destruction,  loss or theft of any Note,  and (ii) there is delivered to the  Indenture  Trustee such  security or indemnity as may be required  by it and the Issuer to hold the Issuer and the  Indenture  Trustee  harmless,  then,  in the  absence of notice to the Issuer,  the Note Registrar or the Indenture  Trustee that such Note has been acquired by a bona fide purchaser,  and provided that the  requirements of Section 8 405 of the UCC are met, the Issuer shall execute,  and upon its request the  Indenture  Trustee  shall  authenticate  and deliver,  in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen Note, a replacement Note of the same class;  provided,  however, that if any such  destroyed,  lost or stolen Note,  but not a mutilated  Note,  shall have become or within seven days shall be due and payable,  instead of issuing a replacement  Note,  the Issuer may pay such  destroyed,  lost or stolen Note when so due or payable without  surrender  thereof.  If, after the delivery of such  replacement Note or payment of a destroyed,  lost or stolen Note pursuant to the proviso to the preceding  sentence,  a bona fide purchaser of the original  Note in lieu of which such  replacement  Note was issued  presents for payment such  original  Note,  the
Issuer and the  Indenture  Trustee  shall be entitled to recover such  replacement  Note (or such payment) from the
Person  to whom it was  delivered  or any  Person  taking  such  replacement  Note  from  such  Person to whom such replacement  Note was  delivered  or any  assignee  of such  Person,  except a bona  fide  purchaser,  and shall be entitled to recover upon the security or indemnity  provided  therefor to the extent of any loss,  damage,  cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

                                                          20

         Upon the issuance of any replacement Note under this  Section 4.03,  the Issuer may require the payment by the Noteholder of such Note of a sum sufficient to cover any tax or other  governmental  charge that may be imposed in relation thereto and any other reasonable  expenses  (including the fees and expenses of the Indenture  Trustee)
connected therewith.

         Every  replacement Note issued pursuant to this  Section 4.03 in replacement of any mutilated,  destroyed, lost or stolen Note shall constitute an original additional  contractual  obligation of the Issuer,  whether or not the mutilated,  destroyed,  lost or stolen Note shall be at any time  enforceable by anyone,  and shall be entitled to all the  benefits  of this  Indenture  equally  and  proportionately  with any and all other  Notes duly  issued hereunder.

         The  provisions of this  Section 4.03  are exclusive and shall  preclude (to the extent  lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 4.04      Persons Deemed Owners.  Prior to due  presentment  for  registration  of transfer of any
Note, the Issuer,  the Indenture  Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is  registered  (as of the day of  determination)  as the owner of such Note for the purpose of receiving  payments of principal of and interest,  if any, on such Note and for all other  purposes  whatsoever, whether or not such Note be overdue,  and none of the Issuer,  the Indenture  Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         Section 4.05      Cancellation.  All Notes  surrendered for payment,  registration  of transfer,  exchange or redemption shall, if surrendered to any Person other than the Indenture  Trustee,  be delivered to the Indenture
Trustee  and shall be  promptly  cancelled  by the  Indenture  Trustee.  The Issuer may at any time  deliver to the
Indenture  Trustee for  cancellation any Notes previously  authenticated  and delivered  hereunder which the Issuer may have  acquired  in any  manner  whatsoever,  and all Notes so  delivered  shall be  promptly  cancelled  by the
Indenture  Trustee.  No Notes shall be  authenticated in lieu of or in exchange for any Notes cancelled as provided in this  Section  4.05,  except as  expressly  permitted  by this  Indenture.  All  cancelled  Notes may be held or disposed of by the Indenture  Trustee in accordance with its standard  retention or disposal policy as in effect at the time unless the Issuer  shall direct by an Issuer  Request that they be destroyed or returned to it;  provided, however,  that such Issuer  Request is timely and the Notes have not been  previously  disposed of by the Indenture
Trustee.

                                                          21

         Section 4.06      Book-Entry  Notes.  The Notes,  upon original  issuance,  shall be issued in the form of typewritten Notes  representing the Book-Entry Notes, to be delivered to The Depository Trust Company,  the initial
Depository,  by, or on behalf of, the Issuer.  Such Notes shall  initially be  registered  on the Note  Register in the name of Cede & Co., the nominee of the initial  Depository,  and no Beneficial Owner shall receive a Definitive
Note  representing such Beneficial  Owner's interest in such Note,  except as provided in Section 4.08.  Unless and until  definitive,  fully registered Notes (the "Definitive  Notes") have been issued to Beneficial Owners pursuant to Section 4.08:

                  (a)      the provisions of this Section 4.06 shall be in full force and effect;

                  (b)      the Note  Registrar  and the  Indenture  Trustee  shall  be  entitled  to deal  with the
Depository  for all  purposes of this  Indenture  (including  the payment of principal of and interest on the Notes and the  giving of  instructions  or  directions  hereunder)  as the sole  holder of the  Notes,  and shall have no obligation to the Beneficial Owners;

                  (c)      to the  extent  that  the  provisions  of this  Section 4.06  conflict  with  any  other provisions of this Indenture, the provisions of this Section 4.06 shall control;

                  (d)      the rights of  Beneficial  Owners shall be exercised  only  through the  Depository  and shall be limited to those  established  by law and  agreements  between such Owners of Notes and the  Depository or the Depository  Participants.  Unless and until  Definitive  Notes are issued pursuant to Section 4.08, the initial
Depository will make book-entry  transfers among the Depository  Participants and receive and transmit  payments of principal of and interest on the Notes to such Depository Participants; and

                  (e)      whenever  this   Indenture   requires  or  permits   actions  to  be  taken  based  upon
instructions  or directions of Noteholders of Notes  evidencing a specified  percentage of the Note Balances of the
Notes,  the  Depository  shall be deemed to  represent  such  percentage  only to the extent  that it has  received
instructions  to  such  effect  from  Beneficial  Owners  or  Depository   Participants   owning  or  representing,
respectively,  such  required  percentage  of  the  beneficial  interest  in  the  Notes  and  has  delivered  such instructions to the Indenture Trustee.

         Section 4.07      Notices to Depository.  Whenever a notice or other  communication  to the Noteholders of the Notes is  required  under  this  Indenture,  unless  and  until  Definitive  Notes  shall  have been  issued to
Beneficial  Owners pursuant to Section 4.08, the Indenture  Trustee shall give all such notices and  communications specified  herein to be given to  Noteholders of the Notes to the  Depository,  and shall have no obligation to the
Beneficial Owners.

                                                          22

         Section 4.08      Definitive  Notes.  If (i) the  Depositor  determines  that the  Depository is no longer willing or able to properly  discharge its  responsibilities  with respect to the Notes and the Depositor is unable to locate a qualified  successor,  (ii) the  Depositor,  with the prior consent of the Beneficial Owners,  notifies the  Indenture  Trustee and the  Depository  that it has elected to terminate  the  book-entry  system  through the
Depository,  or  (iii) after  the  occurrence  of an Event of  Default,  Beneficial  Owners  of Notes  representing beneficial  interests  aggregating  at least a majority of the aggregate  Term Note Balance of the Notes advise the
Depository  in writing that the  continuation  of a book-entry  system  through the  Depository is no longer in the best interests of the Beneficial  Owners,  then the Depository shall notify all Beneficial Owners and the Indenture
Trustee of the  occurrence  of any such event and of the  availability  of Definitive  Notes to  Beneficial  Owners requesting  the  same.  Upon  surrender  by the  Depository  to the  Indenture  Trustee  of the  typewritten  Notes representing  the  Book-Entry  Notes by the  Depository  (or  Percentage  Interest  of the  Book-Entry  Notes being transferred  pursuant to clause (iii) above),  accompanied by registration  instructions,  the Issuer shall execute and the Indenture  Trustee shall  authenticate  the Definitive  Notes in accordance  with the  instructions  of the
Depository.  None of the Issuer,  the Note  Registrar  or the  Indenture  Trustee  shall be liable for any delay in delivery  of such  instructions,  and each may  conclusively  rely on, and shall be  protected  in relying on, such instructions.  Upon the issuance of Definitive  Notes,  the Indenture  Trustee shall  recognize the  Noteholders of the Definitive Notes as Noteholders.

         Section 4.09      Tax  Treatment.  The  Issuer  has  entered  into this  Indenture,  and the Notes will be issued, with the intention that, for federal,  state and local income,  single business and franchise tax purposes, the Notes  (exclusive of any payment  pursuant to the Yield  Maintenance  Agreement or in respect of Interest Carry
Forward  Amounts)  will qualify as regular  interests  in a REMIC as defined in the Code,  which will be treated as indebtedness  for purposes of such taxes.  The Issuer,  by entering into this Indenture,  and each  Noteholder,  by its  acceptance  of its Note  (and  each  Beneficial  Owner by its  acceptance  of an  interest  in the  applicable
Book-Entry Note),  agree to treat the Notes (exclusive of any payment pursuant to the Yield  Maintenance  Agreement or in respect of Interest  Carry  Forward  Amounts)  for  federal,  state and local  income,  single  business  and franchise  tax  purposes  as (i)  regular  interests  in a REMIC as defined  in the Code,  which will be treated as indebtedness  for  purposes of such taxes and (ii) the right to receive  payments  from outside the REMIC under the
Yield Maintenance Agreement and in respect of Interest Carry Forward Amounts.

         Section 4.10      Satisfaction  and Discharge of Indenture.  This  Indenture  shall cease to be of further effect  with  respect  to the Notes  except  as to (i)  rights of  registration  of  transfer  and  exchange,  (ii)
substitution  of mutilated,  destroyed,  lost or stolen Notes,  (iii) rights of Noteholders to receive  payments of principal  thereof and interest  thereon,  (iv) Sections  3.03,  3.04,  3.06,  3.09,  3.16,  3.18 and 3.19, (v) the
rights,  obligations  and  immunities of the Indenture  Trustee  hereunder  (including  the rights of the Indenture
Trustee under  Section 6.07 and the  obligations  of the Indenture  Trustee under Section 4.11) and (vi) the rights of  Noteholders  as  beneficiaries  hereof with  respect to the property so deposited  with the  Indenture  Trustee payable to all or any of them,  and the Indenture  Trustee,  on written demand of and at the expense of the Issuer, shall execute proper  instruments  acknowledging  satisfaction  and discharge of this Indenture with respect to the
Notes, when:

                                                          23

                           (A)      either:

                                    (1) all Notes  theretofore  authenticated  and delivered  (other than (i) Notes that  have  been  destroyed,  lost or stolen  and that  have  been  replaced  or paid as provided in  Section 4.03  and (ii) Notes for whose payment money has  theretofore  been deposited in trust or segregated and held in trust by the Issuer and  thereafter  repaid to the Issuer or  discharged  from such trust,  as provided in  Section 3.03)  have been delivered to the Indenture Trustee for cancellation; or

                                    (2) all  Notes  not  theretofore   delivered  to  the  Indenture   Trustee  for
                           cancellation:

                                            a)   have become due and payable;

                                            b)   will become due and payable at the Final  Payment  Date within one year; or

                                            c)   have  been  declared  immediately  due  and  payable  pursuant  to
                                    Section 5.02.

         and the Issuer,  in the case of (a) and (b) above,  has irrevocably  deposited or caused to be irrevocably deposited  with the  Indenture  Trustee cash or direct  obligations  of or  obligations  guaranteed by the
         United  States of America  (which will mature  prior to the date such amounts are  payable),  in trust for such purpose,  in an amount  sufficient to pay and  discharge  the entire  indebtedness  on such Notes and
         Certificates  then Outstanding not theretofore  delivered to the Indenture  Trustee for cancellation  when due on the Final  Payment  Date, as evidenced to the  Indenture  Trustee by an  accountant's  letter or an
         Officer's Certificate of the Issuer;

                           (B)      the Issuer has paid or caused to be paid all other sums payable  hereunder  and under the Insurance Agreement by the Issuer; and

                           (C)      the  Issuer  has  delivered  to the  Indenture  Trustee  and  the  Enhancer  an
                  Officer's  Certificate  and an Opinion of Counsel,  each meeting the applicable  requirements  of
                  Section 10.01  and each stating that all  conditions  precedent  herein  provided for relating to the  satisfaction  and discharge of this Indenture have been complied with and, if the Opinion of
                  Counsel relates to a deposit made in connection  with  Section 4.10(A)(2)b.  above,  such opinion shall  further  be to the  effect  that  such  deposit  will not have any  material  adverse  tax consequences to the Issuer, any Noteholders or any Certificateholders.

         Section 4.11      Application of Trust Money.  All monies  deposited with the Indenture  Trustee  pursuant to Section 4.10 hereof shall be held in trust and applied by it, in  accordance  with the  provisions  of the Notes and this Indenture,  to the payment,  either  directly or through any Paying Agent or Certificate  Paying Agent, as the Indenture  Trustee may  determine,  to the  Securityholders  of  Securities,  of all sums due and to become due thereon for principal and  interest;  but such monies need not be segregated  from other funds except to the extent required herein or required by law.

                                                          24

         Section 4.12      Subrogation  and  Cooperation.  The Issuer and the Indenture  Trustee  acknowledge  that
(i) to the extent the  Enhancer  makes  payments  under the Policy on account of  principal  of or  interest on the
Notes,  the  Enhancer  will be fully  subrogated  to the  rights the  Noteholders  to receive  such  principal  and interest,  and (ii) the  Enhancer shall be paid such principal and interest only from the sources and in the manner provided herein and in the Insurance Agreement for the payment of such principal and interest.

         The Indenture  Trustee shall  cooperate in all respects  with any  reasonable  request by the Enhancer for action to preserve or enforce the Enhancer's  rights or interest  under this Indenture or the Insurance  Agreement, consistent  with this  Indenture and without  limiting the rights of the  Noteholders as otherwise set forth in the
Indenture,  including  upon the occurrence and  continuance of a default under the Insurance  Agreement,  a request
(which request shall be in writing) to take any one or more of the following actions:

                           (i)      institute  Proceedings  for the  collection  of all amounts then payable on the
         Notes or under  this  Indenture  in  respect  to the Notes and all  amounts  payable  under the  Insurance
         Agreement and to enforce any judgment obtained and collect from the Issuer monies adjudged due;

                           (ii)     sell the Trust Estate or any portion thereof or rights or interest therein,  at one or more public or private  Sales (as  defined in  Section 5.15  hereof)  called and  conducted  in any manner permitted by law;

                           (iii)    file or record all assignments that have not previously been recorded;

                           (iv)     institute   Proceedings   from  time  to  time  for  the  complete  or  partial
         foreclosure of this Indenture; and

                           (v)      exercise  any  remedies  of a  secured  party  under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Enhancer hereunder.

         Following  the  payment  in full of the  Notes,  the  Enhancer  shall  continue  to have  all  rights  and privileges  provided to it under this  Section and  in all other  provisions of this  Indenture,  until all amounts owing to the Enhancer have been paid in full.

         Section 4.13      Repayment  of Monies Held by Paying  Agent.  In  connection  with the  satisfaction  and discharge of this  Indenture  with  respect to the Notes,  all monies then held by any Paying Agent (other than the
Indenture  Trustee) under the  provisions of this  Indenture  with respect to such Notes shall,  upon demand of the
Issuer,  be paid to the Indenture  Trustee to be held and applied  according to Section 3.05; and  thereupon,  such
Paying Agent shall be released from all further liability with respect to such monies.

                                                          25

         Section 4.14      Temporary  Notes.  Pending  the  preparation  of any  Definitive  Notes,  the Issuer may execute and upon its written  direction,  the Indenture  Trustee may  authenticate and make available for delivery,
temporary  Notes  that  are  printed,  lithographed,   typewritten,  photocopied  or  otherwise  produced,  in  any denomination,  substantially  of the tenor of the  Definitive  Notes in lieu of which they are issued and with such appropriate  insertions,  omissions,  substitutions  and other variations as the officers  executing such Notes may determine, as evidenced by their execution of such Notes.

         If  temporary  Notes  are  issued,  the  Issuer  will  cause  Definitive  Notes  to  be  prepared  without unreasonable  delay.  After the preparation of the Definitive  Notes, the temporary Notes shall be exchangeable for
Definitive  Notes upon surrender of the temporary Notes at the office or agency of the Indenture  Trustee,  without charge to the  Noteholder.  Upon surrender for  cancellation of any one or more temporary  Notes,  the Issuer shall execute and the Indenture  Trustee shall  authenticate  and make  available  for  delivery,  in exchange  therefor,
Definitive  Notes  of  authorized  denominations  and of like  tenor  and  aggregate  principal  amount.  Until  so exchanged,  such  temporary  Notes shall in all respects be entitled to the same benefits  under this  Indenture as
Definitive Notes.

                                                     ARTICLE V

                                               Default And Remedies

         Section 5.01      Events  of  Default.  The  Issuer  shall  deliver  to  the  Indenture  Trustee  and  the
Enhancer,  within five days after  learning of the  occurrence  of any event that with the giving of notice and the lapse of time would become an Event of Default  under clause (c) of the  definition  of "Event of Default"  written notice in the form of an  Officer's  Certificate  of its status and what action the Issuer is taking or proposes to take with respect thereto.

         Section 5.02      Acceleration  of  Maturity;  Rescission  and  Annulment.  If an Event of  Default  shall occur and be  continuing,  then and in every  such case the  Indenture  Trustee,  acting  at the  direction  of the
Enhancer or the  Noteholders  of Notes  representing  not less than a majority of the aggregate Note Balance of the
Notes,  with the written consent of the Enhancer (so long as no Enhancer Default exists),  may declare the Notes to be  immediately  due and  payable by a notice in writing to the Issuer  (and to the  Indenture  Trustee if given by
Noteholders);  and upon any such declaration,  the unpaid principal amount of the Notes,  together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

         At any time after such  declaration  of  acceleration  of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the  Indenture  Trustee as hereinafter  provided in this  Article V,  the Enhancer or the  Noteholders of Notes  representing a majority of the  aggregate  Note  Balance of the Notes,  with the written  consent of the  Enhancer,  by written  notice to the
Issuer and the  Indenture  Trustee,  may in writing  waive the related  Event of Default and rescind and annul such declaration and its consequences if:

                                                          26

                  (a)      the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                           (i)      all payments of  principal  of and interest on the Notes and all other  amounts that  would  then be due  hereunder  or upon  the  Notes  if the  Event  of  Default  giving  rise to such acceleration had not occurred;

                           (ii)     all  sums  paid  or  advanced  by  the  Indenture  Trustee  hereunder  and  the reasonable  compensation,  expenses,  disbursements  and advances of the Indenture  Trustee and its agents and counsel; and

                           (iii)    all Events of Default,  other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

         Section 5.03      Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

                  (a)      The Issuer  covenants  that if default in the  payment of (i) any  interest  on any Note when the same  becomes  due and  payable,  and such  default  continues  for a period  of five  days,  or  (ii) the principal of or any  installment  of the  principal  of any Note when the same becomes due and payable,  the Issuer shall,  upon demand of the  Indenture  Trustee,  pay to it, for the benefit of the  Noteholders,  the entire amount then due and payable on the Notes for  principal  and  interest,  with  interest on the overdue  principal,  and in addition  thereto  such  further  amount as shall be  sufficient  to cover the costs and  expenses  of  collection, including the  reasonable  compensation,  expenses,  disbursements  and advances of the  Indenture  Trustee and its agents and counsel.

                  (b)      In case the Issuer  shall fail  forthwith  to pay such  amounts  upon such  demand,  the
Indenture Trustee,  in its own name and as trustee of an express trust,  subject to the provisions of Section 10.17 hereof,  may  institute a Proceeding  for the  collection  of the sums so due and unpaid,  and may  prosecute  such
Proceeding to judgment or final  decree,  and may enforce the same against the Issuer or other obligor on the Notes and  collect  in the  manner  provided  by law out of the  property  of the  Issuer or other  obligor on the Notes, wherever situated, the monies adjudged or decreed to be payable.

                  (c)      If an Event of Default shall occur and be  continuing,  the Indenture  Trustee,  subject to the provisions of Section 10.17  hereof, may, as more particularly  provided in Section 5.04,  in its discretion proceed to protect and enforce its rights and the rights of the  Noteholders  by such  appropriate  Proceedings  as the Indenture  Trustee shall deem most  effective to protect and enforce any such rights,  whether for the specific enforcement of any covenant or agreement in this  Indenture or in aid of the exercise of any power granted  herein, or to  enforce  any other  proper  remedy or legal or  equitable  right  vested in the  Indenture  Trustee  by this
Indenture or by law.

                                                          27

                  (d)      If there shall be pending,  relative to the Issuer or any other  obligor on the Notes or any Person having or claiming an ownership  interest in the Trust Estate,  Proceedings under Title 11 of the United
States  Code or any other  applicable  federal  or state  bankruptcy,  insolvency  or other  similar  law,  or if a receiver, assignee or trustee in bankruptcy or reorganization,  liquidator,  sequestrator or similar official shall have been  appointed for or taken  possession of the Issuer or its property or such other obligor or Person,  or if there shall be any other comparable judicial  Proceedings  relative to the Issuer or other any other obligor on the
Notes,  or relative to the creditors or property of the Issuer or such other obligor,  then the Indenture  Trustee, irrespective  of whether  the  principal  of any Notes  shall then be due and  payable as therein  expressed  or by declaration or otherwise,  and  irrespective  of whether the Indenture  Trustee shall have made any demand pursuant to the  provisions of this  Section,  shall be entitled and  empowered,  by  intervention  in such  Proceedings  or otherwise:

                           (i)      to file and prove a claim or claims  for the  entire  amount of  principal  and interest  owing and unpaid in respect of the Notes and to file such other  papers or  documents  as may be necessary or  advisable  in order to have the claims of the  Indenture  Trustee  (including  any claim for reasonable  compensation  to the  Indenture  Trustee and each  predecessor  Indenture  Trustee,  and their respective  agents,  attorneys  and  counsel,  and  for  reimbursement  of all  expenses  and  liabilities incurred,  and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee,  except as a result of  negligence,  willful  misconduct  or bad  faith)  and of the  Noteholders  allowed in such
         Proceedings;

                           (ii)     unless  prohibited by applicable law and regulations,  to vote on behalf of the
         Noteholders in any election of a trustee,  a standby  trustee or Person  performing  similar  functions in any such Proceedings;

                           (iii)    to collect and receive any monies or other  property  payable or deliverable on any such claims and to distribute all amounts  received with respect to the claims of the  Noteholders and of the Indenture Trustee on their behalf; and

                           (iv)     to file such proofs of claim and other  papers or documents as may be necessary or  advisable  in order to have the  claims of the  Indenture  Trustee or the  Noteholders  allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any  trustee,  receiver,  liquidator,  custodian or other  similar  official in any such  Proceeding  is hereby authorized by each of such Noteholders to make payments to the Indenture  Trustee,  and, in the event the Indenture
Trustee  shall consent to the making of payments  directly to such  Noteholders,  to pay to the  Indenture  Trustee such amounts as shall be sufficient to cover  reasonable  compensation to the Indenture  Trustee,  each predecessor
Indenture  Trustee and their  respective  agents,  attorneys and counsel,  and all other  expenses and  liabilities incurred,  and all advances made, by the Indenture  Trustee and each  predecessor  Indenture  Trustee,  except as a result of negligence, willful misconduct or bad faith.

                                                          28

                  (e)      Nothing  herein  contained  shall be  deemed  to  authorize  the  Indenture  Trustee  to authorize  or consent  to or vote for or accept or adopt on behalf of any  Noteholder  any plan of  reorganization, arrangement,  adjustment  or  composition  affecting  the  Notes or the  rights  of any  Noteholder  thereof  or to authorize the Indenture  Trustee to vote in respect of the claim of any Noteholder in any such  proceeding  except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

                  (f)      All rights of action and of asserting  claims under this Indenture,  or under any of the
Notes,  may be enforced by the  Indenture  Trustee  without the  possession  of any of the Notes or the  production thereof in any trial or other Proceedings  relative thereto,  and any such action or proceedings  instituted by the
Indenture  Trustee shall be brought in its own name as trustee of an express  trust,  and any recovery of judgment, subject to the payment of the expenses,  disbursements and compensation of the Indenture Trustee,  each predecessor
Indenture  Trustee and their  respective  agents and attorneys,  shall be for the ratable benefit of the Holders of the Notes.

                  (g)      In any  Proceedings  to which the  Indenture  Trustee  shall be a party  (including  any
Proceedings  involving the interpretation of any provision of this Indenture),  the Indenture Trustee shall be held to  represent  all  Noteholders,  and it  shall  not be  necessary  to make  any  Noteholder  a party  to any  such
Proceedings.

         Section 5.04      Remedies; Priorities.

                  (a)      If an Event of  Default  shall  have  occurred  and be  continuing,  then the  Indenture
Trustee,  subject to the provisions of Section 10.17  hereof,  with the written consent of the Enhancer may, or, at the  written  direction  of the  Enhancer,  shall,  do one or  more  of the  following,  in each  case  subject  to
Section 5.05:

                           (i)      institute  Proceedings  in its own name and as trustee of an express  trust for the  collection  of all amounts then payable on the Notes or under this  Indenture  with respect  thereto, whether by declaration or otherwise,  and all amounts payable under the Insurance  Agreement,  enforce any judgment obtained, and collect from the Issuer and any other obligor on the Notes monies adjudged due;

                           (ii)     institute   Proceedings   from  time  to  time  for  the  complete  or  partial
         foreclosure of this Indenture with respect to the Trust Estate;

                           (iii)    exercise  any  remedies  of a  secured  party  under the UCC and take any other appropriate  action to protect  and  enforce  the rights and  remedies  of the  Indenture  Trustee and the
         Noteholders; and

                                                          29

                           (iv)     sell the Trust Estate or any portion thereof or rights or interest therein,  at one or more public or private sales called and conducted in any manner permitted by law;

provided,  however,  that the Indenture  Trustee may not sell or otherwise  liquidate the Trust Estate following an
Event of Default,  unless (A) the Indenture  Trustee obtains the consent of the Enhancer (or if an Enhancer Default has occurred and is  continuing,  the  Noteholders  of 100% of the  aggregate  Note Balance of the Notes),  (B) the proceeds of such sale or liquidation  distributable  to Noteholders are sufficient to discharge in full all amounts then due and unpaid upon the Notes for  principal  and interest and to reimburse the Enhancer for any amounts drawn under the  Policy and any other  amounts  due the  Enhancer  under the  Insurance  Agreement  or (C) the  Indenture
Trustee  determines  that the  Mortgage  Loans will not  continue  to provide  sufficient  funds for the payment of principal  of and  interest on the Notes as they would have become due if the Notes had not been  declared  due and payable,  and the  Indenture  Trustee  obtains the consent of the Enhancer (or if an Enhancer  Default has occurred and is  continuing,  and the  Noteholders  of 66 2/3% of the aggregate  Note Balance of the Notes).  In determining such  sufficiency or insufficiency  with respect to clause (B) and (C) above,  the Indenture  Trustee may, but need not,  obtain  and rely,  and shall be  protected  in  relying in good  faith,  upon an  opinion  of an  Independent investment  banking or accounting firm of national  reputation as to the feasibility of such proposed action and as to the  sufficiency  of the  Trust  Estate  for  such  purpose.  Notwithstanding  the  foregoing,  provided  that a
Servicing  Default shall not have occurred,  any Sale (as defined in Section 5.15 hereof) of the Trust Estate shall be made  subject to the  continued  servicing of the  Mortgage  Loans by the Servicer as provided in the  Servicing
Agreement.  Notwithstanding any sale of the Mortgage Loans pursuant to this Section 5.04(a),  the Indenture Trustee shall, for so long as any principal or accrued  interest on the Notes remains unpaid,  continue to act as Indenture
Trustee hereunder and to draw amounts payable under the Policy in accordance with its terms.

                  (b)      If the Indenture Trustee collects any money or property  pursuant to this Article V,  it shall pay out such money or property in the following order:

                  FIRST:   to the Indenture Trustee for amounts due under Section 6.07;

                  SECOND:  to the  Noteholders of each Class of Notes,  pro rata, for amounts due and unpaid on the related  Notes for  interest,  including  accrued and unpaid  interest on the Notes for any prior
                  Payment Date, ratably,  without preference or priority of any kind,  according to the amounts due and  payable on such Notes for  interest  from  amounts  available  in the Trust  Estate for such
                  Noteholders, other than amounts in respect of Interest Carry Forward Amounts;

                  THIRD:   to the  Noteholders of each Class of Notes,  pro rata, for amounts due and unpaid on the related Notes for principal,  ratably,  without preference or priority of any kind,  according to the amounts due and payable on such Notes for  principal,  from  amounts  available  in the Trust
                  Estate for such  Noteholders,  until the respective Note Balances of such Class have been reduced to zero;

                                                          30

                  FOURTH:  to the payment of all amounts due and owing the Enhancer under the Insurance Agreement;

                  FIFTH:   to the  Certificate  Paying  Agent  for  amounts  due  under  Article  VIII of the Trust
                  Agreement; and

                  SEVENTH: to the  payment of the  remainder,  if any,  to the Issuer or any other  person  legally entitled thereto.

         The Indenture  Trustee may fix a record date and payment date for any payment to  Noteholders  pursuant to this  Section 5.04.  At least 15 days before such record date, the Indenture  Trustee shall mail to each Noteholder a notice that states the record date, the payment date and the amount to be paid.

         Section 5.05      Optional  Preservation  of the Trust  Estate.  If the Notes have been  declared  due and payable under Section 5.02 following an Event of Default and such  declaration and its  consequences  have not been rescinded  and  annulled,  the  Indenture  Trustee  may,  but need not (but shall at the written  direction  of the
Enhancer so long as no Enhancer  Default  exists),  elect to take and maintain  possession of the Trust Estate.  It is the  desire of the  parties  hereto and the  Noteholders  that  there be at all times  sufficient  funds for the payment of principal  of and interest on the Notes and other  obligations  of the Issuer  including  payment to the
Enhancer,  and the Indenture  Trustee shall take such desire into account when  determining  whether or not to take and maintain  possession of the Trust Estate. In determining  whether to take and maintain  possession of the Trust
Estate,  the  Indenture  Trustee  may,  but need not,  obtain and rely,  and shall be  protected in relying in good faith,  upon an opinion of an Independent  investment  banking or accounting firm of national  reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

         Section 5.06      Limitation  of Suits.  No Noteholder  shall have any right to institute any  Proceeding, judicial or otherwise,  with respect to this  Indenture,  or for the  appointment of a receiver or trustee,  or for any other remedy hereunder, unless and subject to the provisions of Section 10.17 hereof:

                  (a)      such Noteholder shall have previously  given written notice to the Indenture  Trustee of a continuing Event of Default;

                  (b)      the  Noteholders  of not less than 25% of the aggregate  Note Balance of the Notes shall have made  written  request to the  Indenture  Trustee to  institute  such  Proceeding  in respect of such Event of
Default in its own name as Indenture Trustee hereunder;

                  (c)      such  Noteholder  or  Noteholders  shall have offered the Indenture  Trustee  reasonable indemnity against the costs, expenses and liabilities to be incurred by it  in complying with such request;

                  (d)      the Indenture  Trustee for 60 days  after its receipt of such notice,  request and offer of indemnity shall have failed to institute such Proceedings; and

                                                          31

                  (e)      no  direction  inconsistent  with such  written  request  shall  have been  given to the
Indenture  Trustee during such 60-day period by the  Noteholders of a majority of the aggregate Note Balance of the
Notes or by the Enhancer.

         It is understood  and intended that no  Noteholder  shall have any right in any manner  whatever by virtue of, or by availing  itself of, any  provision of this  Indenture to affect,  disturb or prejudice the rights of any other  Noteholders  or to obtain or to seek to obtain  priority  or  preference  over any other  Noteholders  or to enforce any right under this Indenture, except in the manner herein provided.

         In the event the Indenture Trustee shall receive  conflicting or inconsistent  requests and indemnity from two or more groups of  Noteholders,  each  representing  less than a majority of the aggregate  Note Balance of the
Notes,  the  Indenture  Trustee  shall act at the  direction  of the group of  Noteholders  with the  greater  Note
Balance.  In the  event  that the  Indenture  Trustee  shall  receive  conflicting  or  inconsistent  requests  and indemnity from two or more groups of Noteholders  representing  the same Note Balance,  then the Indenture  Trustee in its sole discretion may determine what action, if any, shall be taken,  notwithstanding  any other provisions of this Indenture.

         Section 5.07      Unconditional  Rights of Noteholders to Receive  Principal and Interest.  Subject to the
provisions  of  this  Indenture,  the  Noteholder  of any  Note  shall  have  the  right,  which  is  absolute  and unconditional,  to  receive  payment  of the  principal  of and  interest,  if any,  on such  Note on or after  the respective  due  dates  thereof  expressed  in  such  Note or in  this  Indenture  and to  institute  suit  for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

         Section 5.08      Restoration  of Rights and Remedies.  If the  Indenture  Trustee or any  Noteholder  has
instituted  any  Proceeding  to enforce  any right or remedy  under this  Indenture  and such  Proceeding  has been discontinued  or abandoned  for any reason or has been  determined  adversely to the  Indenture  Trustee or to such
Noteholder,  then and in every such case the Issuer,  the Indenture Trustee and the Noteholders  shall,  subject to any determination in such Proceeding,  be restored severally and respectively to their former positions  hereunder, and thereafter  all rights and remedies of the Indenture  Trustee and the  Noteholders  shall continue as though no such Proceeding had been instituted.

         Section 5.09      Rights and Remedies  Cumulative.  No right or remedy herein  conferred  upon or reserved to the  Indenture  Trustee,  the  Enhancer or the  Noteholders  is intended to be  exclusive  of any other right or remedy,  and every right and remedy shall,  to the extent  permitted by law, be cumulative and in addition to every other  right and  remedy  given  hereunder  or now or  hereafter  existing  at law,  in equity  or  otherwise.  The assertion  or  employment  of any  right or remedy  hereunder,  or  otherwise,  shall not  prevent  the  concurrent assertion or employment of any other appropriate right or remedy.

                                                          32

         Section 5.10      Delay or  Omission  Not a Waiver.  No delay or omission of the  Indenture  Trustee,  the
Enhancer or any  Noteholder  to exercise any right or remedy  accruing  upon any Event of Default  shall impair any such right or remedy or constitute a waiver of any such Event of Default or an  acquiescence  therein.  Every right and remedy given by this Article V or by law to the Indenture  Trustee or to the  Noteholders may be exercised from time to time,  and as often as may be deemed  expedient,  by the Indenture  Trustee or by the  Noteholders,  as the
case may be.

         Section 5.11      Control by  Enhancer  or  Noteholders.  The  Enhancer  (so long as no  Enhancer  Default exists) or the  Noteholders  of a majority of the aggregate Note Balance of Notes with the consent of the Enhancer, shall have the right to direct the time,  method and place of conducting any  Proceeding  for any remedy  available to the  Indenture  Trustee with respect to the Notes or  exercising  any trust or power  conferred on the Indenture
Trustee, provided that:

                  (a)      such direction shall not be in conflict with any rule of law or with this Indenture;

                  (b)      subject to the express terms of  Section 5.04,  any  direction to the Indenture  Trustee to sell or liquidate  the Trust Estate shall be by the Enhancer (so long as no Enhancer  Default  exists) or by the
Noteholders  of Notes  representing  not less than 100% of the aggregate Note Balance of the Notes with the consent of the Enhancer;

                  (c)      if the  conditions  set  forth  in  Section 5.05  shall  have  been  satisfied  and  the
Indenture  Trustee elects to retain the Trust Estate pursuant to such Section,  then any direction to the Indenture
Trustee by Noteholders of Notes  representing  less than 100% of the aggregate Note Balance of the Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

                  (d)      the Indenture  Trustee may take any other action deemed proper by the Indenture  Trustee that is not inconsistent with such direction.

Notwithstanding  the rights of  Noteholders  set forth in this  Section,  subject to  Section 6.01,  the  Indenture
Trustee  need not take any action that it  determines  (in its sole  discretion)  might  involve it in liability or might materially  adversely affect the rights of any Noteholders not consenting to such action,  unless the Trustee has received satisfactory indemnity from the Enhancer or a Noteholder.

         Section 5.12      Waiver of Past Defaults.  Prior to the  declaration of the  acceleration of the maturity of the  Notes  as  provided  in  Section  5.02,  the  Enhancer  (so  long as no  Enhancer  Default  exists)  or the
Noteholders  of not less than a majority  of the  aggregate  Note  Balance of the  Notes,  with the  consent of the
Enhancer,  may waive any past Event of Default and its  consequences,  except an Event of Default (a) with  respect to payment of  principal  of or interest on any of the Notes or (b) in respect of a covenant  or  provision  hereof that cannot be modified or amended  without  the consent of the  Noteholder  of each Note.  In the case of any such waiver,  the Issuer,  the  Indenture  Trustee and the  Noteholders  shall be  restored to their  respective  former positions  and rights  hereunder;  but no such waiver shall extend to any  subsequent  or other Event of Default or impair any right consequent thereto.

                                                          33

         Upon any such waiver,  any Event of Default  arising  therefrom shall be deemed to have been cured and not to have occurred,  for every purpose of this Indenture;  but no such waiver shall extend to any subsequent or other
Event of Default or impair any right consequent thereto.

         Section 5.13      Undertaking  for Costs.  All parties to this  Indenture  agree,  and each  Noteholder by such  Noteholder's  acceptance  of the  related  Note  shall be  deemed to have  agreed,  that any court may in its discretion  require,  in any Proceeding for the enforcement of any right or remedy under this Indenture,  or in any
Proceeding  against the  Indenture  Trustee for any action taken,  suffered or omitted by it as Indenture  Trustee, the filing by any party  litigant in such  Proceeding of an undertaking  to pay the costs of such  Proceeding,  and that such court may in its discretion assess reasonable costs,  including  reasonable  attorneys' fees, against any party  litigant in such  Proceeding,  having due regard to the merits and good faith of the claims or defenses made by such party  litigant;  but the provisions of this Section 5.13 shall not apply to (a) any Proceeding  instituted by the Indenture Trustee, (b) any Proceeding  instituted by any Noteholder,  or group of Noteholders,  in each case holding  in the  aggregate  more  than  10% of the  aggregate  Note  Balance  of the  Notes  or (c) any  Proceeding
instituted  by any  Noteholder  for the  enforcement  of the payment of  principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

         Section 5.14      Waiver of Stay or  Extension  Laws.  The Issuer  covenants  (to the  extent  that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner  whatsoever,  claim or take the benefit or advantage of, any stay or extension law wherever  enacted,  now or at any time hereafter in force,  that may affect the covenants or the performance of this  Indenture;  and the Issuer (to the extent that it may lawfully do so) hereby  expressly  waives all benefit or advantage of any such law, and covenants  that it shall not hinder, delay or impede the  execution of any power herein  granted to the  Indenture  Trustee,  but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 5.15      Sale of Trust Estate.

                  (a)      The power to effect  any sale or other  disposition  (a  "Sale")  of any  portion of the
Trust  Estate  pursuant  to  Section 5.04  is  expressly  subject  to  the  provisions  of  Section 5.05  and  this
Section 5.15.  The power to effect any such Sale shall not be  exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold,  but shall continue  unimpaired until the entire Trust Estate shall have been sold or all amounts  payable on the Notes and under this  Indenture  and under the Insurance  Agreement  shall have been paid.  The  Indenture  Trustee may from time to time postpone any public Sale by public  announcement  made at the time and place of such Sale.  The Indenture  Trustee hereby  expressly  waives its right to any amount fixed by law as compensation for any Sale.

                  (b)      The  Indenture  Trustee  shall not in any  private  Sale sell the Trust  Estate,  or any portion thereof, unless:

                           (i)      the Enhancer  direct(s) the  Indenture  Trustee in writing to make such Sale in accordance with the provisions of Section 5.04,

                                                          34

                           (ii)     the  proceeds of such Sale would be not less than the entire  amount that would be payable to the Noteholders  under the Notes,  the  Certificateholders  under the  Certificates  and the
         Enhancer in respect of amounts  drawn under the Policy and any other  amounts due the  Enhancer  under the
         Insurance  Agreement,  in full payment thereof in accordance with  Section 5.02,  on the Payment Date next succeeding the date of such Sale, or

                           (iii)    the Indenture Trustee determines,  in its sole discretion,  that the conditions for  retention  of the Trust  Estate set forth in  Section 5.05  cannot be  satisfied  (in making any such determination,  the  Indenture  Trustee may rely and shall be  protected  in relying in good faith upon an opinion of an  Independent  investment  banking firm obtained and delivered as provided in  Section 5.05), and the Enhancer consents to such Sale.

The  purchase by the  Indenture  Trustee of all or any portion of the Trust  Estate at a private  Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

                  (c)      Unless the Noteholders  and the Enhancer shall have otherwise  consented or directed the
Indenture  Trustee,  at any public Sale of all or any  portion of the Trust  Estate at which a minimum bid equal to
or greater  than the amount  described  in  paragraph  (ii) of Section   5.15(b)  has not been  established  by the
Indenture  Trustee and no Person bids an amount equal to or greater than such amount,  then the  Indenture  Trustee shall bid an amount at least $1.00 more than the highest  other bid,  which bid shall be subject to the  provisions of Section 5.15(d)(ii) herein.

                  (d)      In connection with a Sale of all or any portion of the Trust Estate:

                           (i)      any Noteholder may bid for and, with the consent of the Enhancer,  purchase the property  offered for sale, and upon  compliance  with the terms of sale may hold,  retain and possess and dispose  of such  property,  without  further  accountability,  and may,  in  paying  the  purchase  money therefor,  deliver any Notes or claims for interest  thereon in lieu of cash up to the amount which shall, upon  distribution  of the net  proceeds of such sale,  be payable  thereon,  and such Notes,  in case the amounts  so  payable  thereon  shall be less  than the  amount  due  thereon,  shall  be  returned  to the
         Noteholders thereof after being appropriately stamped to show such partial payment;

                           (ii)     the Indenture  Trustee may bid for and acquire the property offered for Sale in connection  with any Sale thereof and,  subject to any  requirements  of, and to the extent  permitted by, applicable law in connection  therewith,  may purchase all or any portion of the Trust Estate in a private sale. In lieu of paying cash therefor,  the Indenture  Trustee may make  settlement for the purchase price by crediting  the gross Sale price  against the sum of (A) the amount that would be  distributable  to the
         Noteholders  and the  Certificateholders  and  amounts  owing to the  Enhancer as a result of such Sale in accordance  with  Section  5.04(b) on the Payment Date next  succeeding  the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection  therewith that are  reimbursable to it, without being  required  to  produce  the  Notes in order to  complete  any such Sale or in order for the net Sale price to be credited  against such Notes,  and any property so acquired by the Indenture  Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

                                                          35

                           (iii)    the Indenture  Trustee shall execute and deliver an  appropriate  instrument of conveyance  transferring  its  interest  in any  portion  of the Trust  Estate in  connection  with a Sale thereof;

                           (iv)     the  Indenture   Trustee  is  hereby   irrevocably   appointed  the  agent  and
         attorney-in-fact  of the Issuer to transfer  and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

                           (v)      no  purchaser  or  transferee  at such a Sale shall be bound to  ascertain  the
         Indenture  Trustee's  authority,  inquire into the satisfaction of any conditions  precedent or see to the application of any monies.

         Section 5.16      Action on Notes.  The  Indenture  Trustee's  right to seek and  recover  judgment on the
Notes or under this  Indenture  shall not be affected by the seeking,  obtaining or application of any other relief under or with  respect to this  Indenture.  Neither  the lien of this  Indenture  nor any rights or remedies of the
Indenture  Trustee or the  Noteholders  shall be impaired by the recovery of any judgment by the Indenture  Trustee against the Issuer or by the levy of any  execution  under such  judgment  upon any portion of the Trust  Estate or upon any of the assets of the Issuer.  Any money or property  collected by the  Indenture  Trustee shall be applied in accordance with Section 5.04(b).

         Section 5.17      Performance and Enforcement of Certain Obligations.

                  (a)      Promptly  following a written  request from the Enhancer or the Indenture  Trustee (with the written consent of the Enhancer),  the Issuer, in its capacity as owner of the Mortgage Loans,  shall, with the written  consent of the Enhancer,  take all such lawful  action as the  Indenture  Trustee may request to cause the
Issuer to compel or secure the performance and observance by the Sellers and the Servicer,  as applicable,  of each of their  obligations  to the  Issuer  under  or in  connection  with  the  Purchase  Agreement  and the  Servicing
Agreement,  and to exercise any and all rights,  remedies,  powers and privileges  lawfully available to the Issuer under or in connection  with the Purchase  Agreement  and the  Servicing  Agreement to the extent and in the manner directed by the Indenture  Trustee,  as pledgee of the Mortgage  Loans,  including the  transmission  of notices of default on the part of the  Sellers or the  Servicer  thereunder  and the  institution  of legal or  administrative actions  or  proceedings  to  compel  or  secure  performance  by the  Sellers  or the  Servicer  of each of  their obligations under the Purchase Agreement and the Servicing Agreement.

                  (b)      If an Event of Default shall have  occurred and be  continuing,  the Indenture  Trustee, as pledgee of the Mortgage  Loans,  subject to the rights of the Enhancer under the Servicing  Agreement,  may, and at the direction (which direction shall be in writing or by telephone  (confirmed in writing promptly  thereafter))
of the  Noteholders of 66 2/3% of the aggregate Note Balance of the Notes,  shall,  exercise all rights,  remedies, powers,  privileges and claims of the Issuer  against the Sellers or the Servicer  under or in connection  with the
Purchase  Agreement  and the  Servicing  Agreement,  including  the right or power to take any  action to compel or secure  performance or observance by the Sellers or the Servicer,  as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction,  approval,  extension or waiver under the Purchase  Agreement and the Servicing  Agreement,  as the case may be, and any right of the Issuer to take such action shall not be suspended.  In connection  therewith,  as determined by the Indenture Trustee, the Issuer shall take all actions necessary to effect the transfer of the Mortgage Loans to the Indenture Trustee.

                                                          36

                                                    ARTICLE VI

                                               The Indenture Trustee

         Section 6.01      Duties of Indenture Trustee.

                  (a)      If an Event of Default shall have  occurred and be  continuing,  the  Indenture  Trustee shall  exercise the rights and powers  vested in it by this  Indenture and use the same degree of care and skill in their exercise as a prudent Person would  exercise or use under the  circumstances  in the conduct of such Person's own affairs.

                  (b)      Except during the continuance of an Event of Default:

                           (i)      the  Indenture  Trustee  undertakes to perform such duties and only such duties as are  specifically  set forth in this Indenture and no implied  covenants or  obligations  shall be read into this Indenture against the Indenture Trustee; and

                           (ii)     in  the  absence  of  bad  faith  on  its  part,  the  Indenture   Trustee  may
         conclusively  rely,  as to the truth of the  statements  and the  correctness  of the  opinions  expressed therein,  upon certificates,  reports or opinions furnished to the Indenture Trustee and conforming to the requirements  of this  Indenture;  provided,  however,  that  the  Indenture  Trustee  shall  examine  the certificates,  reports and opinions to determine  whether or not they conform to the  requirements of this
         Indenture.

                  (c)      The Indenture  Trustee may not be relieved from liability for its own negligent  action, its own negligent failure to act or its own willful misconduct, except that:

                           (i)      this paragraph does not limit the effect of Section 6.01(a);

                           (ii)     the  Indenture  Trustee  shall not be liable for any error of judgment  made in good faith by a  Responsible  Officer  unless it is proved that the  Indenture  Trustee was  negligent  in ascertaining the pertinent facts; and

                                                          37

                           (iii)    the  Indenture  Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance  with a direction  received by it pursuant to Section 5.11 or any direction from the Enhancer that the Enhancer is entitled to give under any of the Basic Documents.

                  (d)      The  Indenture  Trustee  shall not be liable for  interest  on any money  received by it except as the Indenture Trustee may agree in writing with the Issuer.

                  (e)      Money held in trust by the  Indenture  Trustee need not be  segregated  from other funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

                  (f)      No provision of this  Indenture  shall require the  Indenture  Trustee to expend or risk its own funds or otherwise  incur financial  liability in the performance of any of its duties  hereunder or in the exercise of any of its rights or powers,  if it shall have  reasonable  grounds to believe  that  repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (g)      Every  provision of this  Indenture  relating to the conduct or affecting  the liability of or affording  protection to the Indenture  Trustee shall be subject to the provisions of this Section and to the provisions of TIA.

                  (h)      With  respect  to  each  Payment  Date,  on  the  Business  Day  following  the  related
Determination  Date,  the  Indenture  Trustee  shall  forward or cause to be forwarded by mail,  or other  mutually agreed-upon method, to the Enhancer and the Servicer,  a statement setting forth, to the extent applicable,  during the  Pre-Funding  Period,  the  Pre-Funded  Amount  as of such  Determination  Date and any  transfers  of funds in connection therewith.

                  (i)      The Indenture Trustee hereby accepts  appointment as Certificate  Paying Agent under the
Trust  Agreement  and agrees to be bound by the  provisions  of the Trust  Agreement  relating  to the  Certificate
Paying  Agent.  The  Indenture  Trustee  hereby  agrees to be bound by the  provisions  of  Article IX of the Trust
Agreement.

                  (j)      The  Indenture  Trustee shall not be required to take notice or be deemed to have notice or knowledge of any Event of Default  (except for an Event of Default  specified in  clause (a)  of the  definition thereof) unless a Responsible  Officer of the Indenture  Trustee shall have received  written notice or have actual knowledge  thereof.  In the  absence  of  receipt of such  notice or such  knowledge,  the  Indenture  Trustee  may conclusively assume that there is no default or Event of Default.

                  (k)      The  Indenture  Trustee  shall  have no duty to see to any  recording  or  filing of any financing  statement or continuation  statement  evidencing a security interest or to see to the maintenance of any such recording or filing or to any rerecording or refiling of any thereof.

                                                          38

         Section 6.02      Rights of Indenture Trustee.

                  (a)      The  Indenture  Trustee may rely and shall be  protected  in acting or  refraining  from acting in good faith upon any resolution,  Officer's Certificate,  opinion of counsel,  certificate of auditors, or any other  certificate,  statement,  instrument,  report,  notice,  consent or other document  believed by it to be genuine and to have been signed or presented  by the proper  person.  The  Indenture  Trustee need not  investigate any fact or matter stated in any such document.

                  (b)      Before the Indenture  Trustee acts or refrains from acting,  it may require an Officer's
Certificate  or an Opinion of Counsel.  The Indenture  Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on any such Officer's Certificate or Opinion of Counsel.

                  (c)      The Indenture  Trustee may execute any of the trusts or powers  hereunder or perform any duties  hereunder  either  directly  or by or through  agents or  attorneys  or a  custodian  or  nominee,  and the
Indenture  Trustee  shall  not be  responsible  for  any  misconduct  or  negligence  on the  part  of,  or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

                  (d)      The  Indenture  Trustee  shall not be liable for any action it takes or omits to take in good  faith  which it  believes  to be  authorized  or within its rights or  powers;  provided,  however,  that the
Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

                  (e)      The  Indenture  Trustee may consult with  counsel,  and the advice or opinion of counsel with respect to legal matters  relating to this  Indenture  and the Notes shall be full and complete  authorization and  protection  from  liability in respect to any action taken,  omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (f)      The Indenture Trustee shall not be personally  liable for any action taken,  suffered or omitted by it in good faith and  believed  by it to be  authorized  or within  the  discretion  or rights or powers conferred  upon it by this  Indenture,  unless it shall be proved  that the  Indenture  Trustee  was  negligent  in ascertaining the pertinent facts.

                  (g)      Prior to the  occurrence  of an Event of  Default  hereunder,  and after  the  curing or waiver of all  Events of Default  that may have  occurred,  the  Indenture  Trustee  shall not be bound to make any investigation  into the facts or matters stated in any resolution,  certificate,  statement,  instrument,  opinion, report, notice, request,  consent,  order, approval,  bond or other paper or document,  unless requested in writing to do so by the Enhancer or the  Noteholders  representing  a majority of the  aggregate  Note  Balance;  provided, however,  that if the  payment  within a  reasonable  time to the  Indenture  Trustee  of the  costs,  expenses  or liabilities  likely to be incurred by it in the making of such  investigation  is, in the opinion of the  Indenture
Trustee,  not assured to the Indenture Trustee by the security  afforded to it by the terms of this Indenture,  the
Indenture  Trustee may require  indemnity  satisfactory  to the  Indenture  Trustee  against such cost,  expense or liability as a condition to taking any such action.

                                                          39

                  (h)      The  Indenture  Trustee  shall be under no  obligation  to exercise any of the trusts or powers vested in it by this Indenture or to institute,  conduct or defend any  litigation  hereunder or in relation hereto at the request,  order or direction of any of the Enhancer or the  Noteholders,  pursuant to the  provisions of this Indenture,  unless the Enhancer or the Noteholders shall have offered to the Indenture  Trustee  reasonable security or  indemnity  against  the costs,  expenses  and  liabilities  which may be incurred  therein or thereby;
nothing contained herein shall,  however,  relieve the Indenture Trustee of the obligation,  upon the occurrence of an Event of Default  (which has not been cured or waived),  to exercise  such of the rights and powers vested in it by this  Indenture,  and to use the same  degree of care and skill in their  exercise as a prudent  investor  would exercise or use under the circumstances in the conduct of such investor's own affairs.

         Section 6.03      Individual  Rights of Indenture  Trustee.  The  Indenture  Trustee in its  individual or any  other  capacity  may  become  the owner or  pledgee  of Notes and may  otherwise  deal with the  Issuer or its
Affiliates with the same rights it would have if it were not Indenture  Trustee.  Any Note Registrar,  co-registrar or co-paying  agent may do the same with like rights.  However,  the  Indenture  Trustee must comply with  Sections
6.11 and 6.12.

         Section 6.04      Indenture  Trustee's  Disclaimer.  The Indenture  Trustee  shall not be  (i) responsible for and makes no  representation  as to the validity or adequacy of this Indenture or the Notes,  (ii)  accountable for the Issuer's use of the proceeds  from the Notes or  (iii) responsible  for any statement of the Issuer in this
Indenture  or in any  document  issued in  connection  with the sale of the Notes or in the  Notes,  other than the
Indenture Trustee's certificate of authentication thereon.

         Section 6.05      Notice of Event of Default.  If an Event of Default shall occur and be  continuing,  and if such Event of Default is known to a Responsible  Officer of the Indenture  Trustee,  then the Indenture  Trustee shall give prompt notice thereof to the Enhancer.  The Indenture  Trustee shall mail to each  Noteholder  notice of such Event of Default  within 90 days after it occurs.  Except in the case of an Event of Default  with  respect to the payment of  principal of or interest on any Note,  the  Indenture  Trustee may  withhold  such notice if and so long as a committee of its Responsible  Officers in good faith  determines that  withholding  such notice is in the interests of the Noteholders.

         Section 6.06      Reports by Indenture  Trustee to  Noteholders.  The  Indenture  Trustee shall deliver to each  Noteholder  such  information  as may be required to enable such  Noteholder to prepare its federal and state income tax  returns.  In  addition,  upon Issuer  Request,  the  Indenture  Trustee  shall  promptly  furnish  such information  reasonably  requested by the Issuer that is reasonably  available to the  Indenture  Trustee to enable the Issuer to perform its federal and state income tax reporting obligations.

                                                          40

         Section 6.07      Compensation   and  Indemnity.   The  Indenture   Trustee  shall  be   compensated   and
indemnified  by the Servicer in  accordance  with Section 6.06 of the  Servicing  Agreement.  All amounts owing the
Indenture  Trustee  hereunder  in excess of such  amount,  as well as any amount owed to the  Indenture  Trustee in accordance  with  Section  6.06 of the  Servicing  Agreement,  to the  extent the  Servicer  has failed to pay such amount,  shall be paid solely as provided in Section 3.05 hereof  (subject to the  priorities  set forth  therein).
The Indenture  Trustee's  compensation  shall not be limited by any law on  compensation of a trustee of an express trust.  The Issuer shall  reimburse the Indenture  Trustee for all reasonable  out-of-pocket  expenses  incurred or made by it, including costs of collection,  in addition to the  compensation for its services.  Such expenses shall include the  reasonable  compensation,  expenses,  disbursements  and advances of the Indenture  Trustee's  agents, counsel,  accountants  and experts.  The Issuer shall  indemnify  the Indenture  Trustee  against any and all loss, liability or expense  (including  attorneys'  fees) incurred by it in connection  with the  administration  of this trust and the performance of its duties  hereunder.  The Indenture  Trustee shall notify the Issuer promptly of any claim  for which it may seek  indemnity.  Failure  by the  Indenture  Trustee  to so notify  the  Issuer  shall not relieve  the Issuer of its  obligations  hereunder.  The Issuer  shall  defend any such  claim,  and the  Indenture
Trustee may have  separate  counsel and the Issuer shall pay the fees and expenses of such  counsel.  The Issuer is not  obligated  to  reimburse  any expense or  indemnify  against any loss,  liability  or expense  incurred by the
Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

         The Issuer's  payment  obligations to the Indenture  Trustee pursuant to this  Section 6.07  shall survive the discharge of this Indenture or the  termination or  resignation  of the Indenture  Trustee.  When the Indenture
Trustee  incurs  expenses  after the  occurrence  of an Event of  Default  specified  in  clause  (c) or (d) of the
definition  thereof  with  respect  to  the  Issuer,   such  expenses  are  intended  to  constitute   expenses  of
administration  under  Title 11 of the United  States  Code or any other  applicable  federal or state  bankruptcy, insolvency or similar law.

         Section 6.08      Replacement of Indenture  Trustee.  No  resignation or removal of the Indenture  Trustee and no appointment of a successor  Indenture  Trustee shall become effective until the acceptance of appointment by the successor  Indenture  Trustee  pursuant to this Section 6.08.  The Indenture  Trustee may resign at any time by so notifying  the Issuer and the Enhancer.  The Enhancer or the  Noteholders  of a majority of the  aggregate  Note
Balance of the Notes,  with the consent of the  Enhancer,  may remove the  Indenture  Trustee by so  notifying  the
Indenture  Trustee and the Enhancer (if given by such Noteholders) and may appoint a successor  Indenture  Trustee.
Unless a Servicer  Default has occurred and is  continuing,  the  appointment  of any successor  Indenture  Trustee shall be subject to the prior written approval of the Servicer.  The Issuer shall remove the Indenture Trustee if:

                  (a)      the Indenture Trustee fails to comply with Section 6.11;

                  (b)      the Indenture Trustee is adjudged a bankrupt or insolvent;

                  (c)      a  receiver  or other  public  officer  takes  charge of the  Indenture  Trustee  or its property; or

                                                          41

                  (d)      the Indenture  Trustee  otherwise  becomes  incapable of fulfilling its duties under the
Basic Documents.

         If the  Indenture  Trustee  resigns or is removed  or if a vacancy  exists in the office of the  Indenture
Trustee for any reason (the  Indenture  Trustee in such event being  referred to herein as the  retiring  Indenture
Trustee),  the Issuer shall promptly appoint a successor Indenture Trustee with the consent of the Enhancer,  which consent  shall not be  unreasonably  withheld.  In  addition,  the  Indenture  Trustee  shall resign to avoid being directly or indirectly controlled by the Issuer.

         A successor  Indenture  Trustee shall  deliver a written  acceptance  of its  appointment  to the retiring
Indenture  Trustee and to the Issuer.  Thereupon,  the  resignation  or removal of the retiring  Indenture  Trustee shall become effective,  and the successor  Indenture  Trustee shall have all the rights,  powers and duties of the
Indenture  Trustee under this Indenture.  The successor  Indenture Trustee shall mail a notice of its succession to the  Noteholders.  The retiring  Indenture  Trustee  shall  promptly  transfer all property held by it as Indenture
Trustee to the successor Indenture Trustee.

         If a  successor  Indenture  Trustee  does not take  office  within 60 days  after the  retiring  Indenture
Trustee resigns or is removed,  then the retiring  Indenture  Trustee,  the Issuer or the Noteholders of a majority of aggregate Note Balance of the Notes may petition any court of competent  jurisdiction  for the  appointment of a successor Indenture Trustee.

         If the  Indenture  Trustee fails to comply with  Section 6.11,  any  Noteholder  may petition any court of competent  jurisdiction  for the removal of the  Indenture  Trustee and the  appointment  of a successor  Indenture
Trustee.

         Notwithstanding  the  replacement  of the  Indenture  Trustee  pursuant  to  this  Section,  the  Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

         Section 6.09      Successor  Indenture  Trustee by Merger.  If the Indenture  Trustee  consolidates  with, merges or converts into, or transfers all or  substantially  all its corporate trust business or assets to, another corporation or banking  association,  then the resulting,  surviving or transferee  corporation without any further act shall be the successor  Indenture  Trustee;  provided,  that such corporation or banking  association  shall be otherwise  qualified  and eligible  under Section 6.11.  The  Indenture  Trustee shall provide the Rating  Agencies with written notice of any such transaction occurring after the Closing Date.

                                                          42

         If at the time of any such  succession  by merger,  conversion  or  consolidation,  any of the Notes shall have  been  authenticated  but not  delivered,  then any such  successor  to the  Indenture  Trustee  may adopt the certificate of  authentication  of any predecessor  trustee,  and deliver such Notes so  authenticated.  If at such time any of the Notes shall not have been  authenticated,  any successor to the Indenture  Trustee may authenticate such  Notes  either in the name of any  predecessor  hereunder  or in the name of the  successor  to the  Indenture
Trustee;  and in all such cases,  such  certificates  shall have the full force that it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

         Section 6.10      Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

                  (a)      Notwithstanding  any other  provisions of this  Indenture,  at any time, for the purpose of meeting any legal  requirement  of any  jurisdiction  in which any part of the Trust  Estate may at such time be located,  the Indenture  Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees,  or separate trustee or separate  trustees,  of all or any part of the Issuer,  and to vest in such Person or Persons,  in such capacity and for the benefit of the Noteholders and the Enhancer,  such title to the Trust Estate,  or any part thereof,  and,  subject to the other provisions of this
Section,  such powers,  duties,  obligations,  rights and trusts as the Indenture Trustee may consider necessary or desirable.  No co trustee or separate  trustee  hereunder  shall be required to meet the terms of  eligibility as a successor  trustee  under  Section  6.11,  and no notice to  Noteholders  of the  appointment  of any co trustee or separate trustee shall be required under Section 6.08 hereof.

                  (b)      Every  separate  trustee  and  co-trustee  shall,  to the extent  permitted  by law,  be appointed and act subject to the following provisions and conditions:

                           (i)      all  rights,  powers,  duties and  obligations  conferred  or imposed  upon the
         Indenture  Trustee shall be conferred or imposed upon and exercised or performed by the Indenture  Trustee and such  separate  trustee or  co-trustee  jointly (it being  understood  that such  separate  trustee or co-trustee  is not  authorized  to act  separately  without the  Indenture  Trustee  joining in such act), except to the extent that under any law of any  jurisdiction  in which any  particular  act or acts are to be performed the Indenture  Trustee shall be  incompetent  or  unqualified to perform such act or acts, in which event such  rights,  powers,  duties and  obligations  (including  the holding of title to the Trust
         Estate or any portion thereof in any such  jurisdiction)  shall be exercised and performed  singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                           (ii)     no  trustee  hereunder  shall be  personally  liable  by  reason  of any act or omission of any other trustee hereunder; and

                           (iii)    the Indenture  Trustee may at any time accept the  resignation of or remove any separate trustee or co-trustee.

                  (c)      Any notice,  request or other writing given to the Indenture  Trustee shall be deemed to have been given to each of the then  separate  trustees  and  co-trustees,  as  effectively  as if given to each of them.  Every  instrument  appointing  any separate  trustee or  co-trustee  shall refer to this  Indenture  and the conditions  of this  Article  VI.  Each  separate  trustee  and  co-trustee,  upon  its  acceptance  of the  trusts conferred,  shall be vested  with the  estates or property  specified  in its  instrument  of  appointment,  either jointly with the Indenture  Trustee or  separately,  as may be provided  therein,  subject to all the provisions of this Indenture,  specifically  including every  provision of this Indenture  relating to the conduct of,  affecting the liability of, or affording  protection to, the Indenture  Trustee.  Every such  instrument  shall be filed with the Indenture Trustee.

                                                          43

                  (d)      Any separate  trustee or co-trustee may at any time  constitute  the Indenture  Trustee, its agent or  attorney-in-fact  with full  power and  authority,  to the extent not  prohibited  by law,  to do any lawful  act under or in respect  of this  Indenture  on its  behalf  and in its name.  If any  separate  trustee or co-trustee shall die, become incapable of acting,  resign or be removed,  all of its estates,  properties,  rights, remedies  and trusts  shall vest in and be  exercised by the  Indenture  Trustee,  to the extent  permitted by law, without the appointment of a new or successor trustee.

         Section 6.11      Eligibility;  Disqualification.  The  Indenture  Trustee  shall at all times satisfy the requirements  of TIA § 310(a).  The  Indenture  Trustee  shall  have a  combined  capital  and  surplus of at least
$50,000,000  as set forth in its most recent  published  annual report of condition and it or its parent shall have a  long-term  debt  rating of "A" or better by  Moody's.  The  Indenture  Trustee  shall  comply with TIA § 310(b);
provided,  however,  that there shall be excluded from the operation of TIA § 310(b)(1) any indenture or indentures under which other  securities of the Issuer are  outstanding  if the  requirements  for such exclusion set forth in
TIA § 310(b)(1) are met.

         Section 6.12      Preferential  Collection of Claims Against  Issuer.  The Indenture  Trustee shall comply with TIA § 311(a),  excluding  any creditor  relationship  listed in TIA § 311(b).  An  Indenture  Trustee that has resigned or been removed shall be subject to TIA § 311(a) to the extent indicated.

         Section 6.13      Representations  and Warranties.  The Indenture  Trustee hereby  represents and warrants that:

                  (a)      The  Indenture  Trustee is duly  organized,  validly  existing and in good standing as a national  banking  association  with power and authority to own its  properties and to conduct its business as such properties are currently owned and such business is currently conducted.

                  (b)      The  Indenture  Trustee  has the  power  and  authority  to  execute  and  deliver  this
Indenture and to carry out its terms;  and the  execution,  delivery and  performance  of this  Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action.

                  (c)      The   consummation  of  the   transactions   contemplated  by  this  Indenture  and  the
fulfillment of the terms hereof do not conflict  with,  result in any breach of any of the terms and provisions of, or constitute  (with or without notice or lapse of time) a default under,  the articles of  organization  or bylaws of the  Indenture  Trustee or any agreement or other  instrument  to which the  Indenture  Trustee is a party or by which it is bound.

                  (d)      To the Indenture  Trustee's best knowledge,  there are no Proceedings or  investigations
pending  or  threatened  before  any  court,   regulatory  body,   administrative   agency  or  other  governmental
instrumentality  having  jurisdiction  over the Indenture Trustee or its properties (A) asserting the invalidity of this Indenture,  (B) seeking to prevent the consummation of any of the transactions  contemplated by this Indenture or (C) seeking any  determination  or ruling that might  materially  and adversely  affect the  performance  by the
Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture.

                                                          44

                  (e)      The  Indenture  Trustee  does not have  notice of any  adverse  claim (as such terms are used in Section 8-302 of the UCC in effect in the State of Delaware) with respect to the Mortgage Loans.

         Section 6.14      Directions to Indenture Trustee.  The Indenture Trustee is hereby directed:

                  (a)      to accept  the  pledge of the  Mortgage  Loans and hold the assets of the Trust in trust for the Noteholders and the Enhancer;

                  (b)      to  authenticate  and  deliver  the  Notes  substantially  in  the  form  prescribed  by
Exhibit A in accordance with the terms of this Indenture;

                  (c)      to execute the Yield Maintenance Agreement and take all actions thereunder; and

                  (d)      to take  all  other  actions  as  shall be  required  to be  taken by the  terms of this
Indenture.

         Section 6.15      Indenture Trustee May Own Securities.  The Indenture  Trustee,  in its individual or any other  capacity,  may become the owner or pledgee of  Securities  with the same rights it would have if it were not
Indenture Trustee.

                                                    ARTICLE VII

                                          Noteholders' Lists and Reports

         Section 7.01      Issuer to Furnish  Indenture  Trustee  Names and  Addresses of  Noteholders.  The Issuer
shall  furnish or cause to be  furnished  to the  Indenture  Trustee  (a) not more than five days after each Record
Date, a list,  in such form as the  Indenture  Trustee may  reasonably  require,  of the names and addresses of the
Noteholders  as of such Record  Date,  and (b) at such other times as the  Indenture  Trustee and the  Enhancer may request in writing,  within 30 days after  receipt by the Issuer of any such  request,  a list of similar  form and content as of a date not more than 10 days prior to the time such list is furnished;  provided,  however,  that for so long as the Indenture Trustee is the Note Registrar, no such list need be furnished.

         Section 7.02      Preservation of Information; Communications to Noteholders.

                  (a)      The  Indenture  Trustee  shall  preserve,   in  as  current  a  form  as  is  reasonably
practicable,  the names and  addresses  of the  Noteholders  contained  in the most  recent list  furnished  to the
Indenture  Trustee as provided in  Section 7.01  and the names and  addresses  of the  Noteholders  received by the
Indenture  Trustee in its capacity as Note  Registrar.  The Indenture  Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

                                                          45

                  (b)      Noteholders may  communicate  pursuant to  TIA § 312(b)  with other  Noteholders and the
Enhancer with respect to their rights under this Indenture or under the Notes.

                  (c)      The Issuer,  the Indenture  Trustee and the Note Registrar  shall have the protection of
TIA § 312(c).

         Section 7.03      Reports by Issuer.

                  (a)      The Issuer shall:

                           (i)      file with the Indenture  Trustee,  within  15 days after the Issuer is required to file the same with the  Commission,  copies of the annual  reports and the  information,  documents and other  reports (or copies of such  portions of any of the  foregoing  as the  Commission  may from time to time by rules and  regulations  prescribe)  that the Issuer may be  required  to file with the  Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                           (ii)     file with the Indenture  Trustee and the  Commission,  in accordance with rules and regulations  prescribed from time to time by the Commission,  such additional  information,  documents and reports with respect to compliance by the Issuer with the  conditions  and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                           (iii)    supply to the Indenture  Trustee (and the Indenture  Trustee shall  transmit by mail to all  Noteholders  described in TIA  § 313(c))  such  summaries of any  information,  documents and reports  required to be filed by the Issuer pursuant to clauses (i) and (ii) of this  Section 7.03(a)  and by rules and regulations prescribed from time to time by the Commission.

                  (b)      Unless the Issuer  otherwise  determines,  the  fiscal  year of the Issuer  shall end on
December 31 of each year.

         Section 7.04      Reports by  Indenture  Trustee.  If required by TIA § 313(a),  within 60 days after each
January 1,  beginning  with January 1, 2007,  the  Indenture  Trustee  shall make  available to each  Noteholder as required  by TIA § 313(c)  and to the  Enhancer  a brief  report  dated as of such  date that  complies  with TIA §
313(a).  The Indenture Trustee also shall comply with TIA § 313(b).

         A copy of each  report at the time of its  distribution  to  Noteholders  shall be filed by the  Indenture
Trustee with the  Commission,  if required,  and each stock  exchange,  if any, on which the Notes are listed.  The
Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

                                                          46

         Section 7.05      Exchange  Act  Reporting.  In  connection  with the  preparation  and filing of periodic reports by the Servicer  pursuant to Article IV of the  Servicing  Agreement,  the  Indenture  Trustee shall timely provide to the Servicer (I) a list of Holders as shown on the Note Register or  Certificate  Register as of the end
of each calendar year, (II) copies of all pleadings,  other legal process and any other  documents  relating to any claims,  charges or complaints  involving the  Indenture  Trustee,  as indenture  trustee  hereunder,  or the Trust
Estate that are received by the Indenture  Trustee,  (III) notice of all matters that, to the actual knowledge of a
Responsible  Officer of the  Indenture  Trustee,  have been  submitted to a vote of the  Holders,  other than those matters that have been  submitted to a vote of the Holders at the request of the  Depositor  or the  Servicer,  and
(IV) notice of any  failure of the  Indenture  Trustee to make any  payment to the Holders as required  pursuant to this  Indenture.  The  Indenture  Trustee shall not have any liability  with respect to the  Servicer's  failure to properly  prepare or file such periodic  reports and the Servicer shall not have any liability with respect to such failure  resulting from or relating to the Servicer's  inability or failure to obtain any information not resulting from the Servicer's own negligence or willful misconduct.

                                                   ARTICLE VIII

                                       Accounts, Disbursements and Releases

         Section 8.01      Collection  of Money.  Except as otherwise  expressly  provided  herein,  the  Indenture
Trustee may demand  payment or delivery of, and shall  receive and collect,  directly and without  intervention  or assistance  of any fiscal agent or other  intermediary,  all money and other  property  payable to or receivable by the Indenture  Trustee  pursuant to this  Indenture.  The Indenture  Trustee shall apply all such money received by it as provided  in this  Indenture.  Except as  otherwise  expressly  provided  in this  Indenture,  if any default occurs in the making of any payment or  performance  under any  agreement or  instrument  that is part of the Trust
Estate,  the Indenture  Trustee may take such action as may be appropriate to enforce such payment or  performance, including the institution and prosecution of appropriate  Proceedings.  Any such action shall be without  prejudice to any right to claim a Default or Event of Default  under this  Indenture  and any right to proceed  thereafter as provided in Article V.

         Section 8.02      Trust Accounts.

                  (a)      On or prior to the  Closing  Date,  the  Issuer  shall  cause the  Indenture  Trustee to establish and maintain,  in the name of the Indenture Trustee, for the benefit of the Noteholders,  the Certificate
Paying  Agent,  on behalf of the  Certificateholders,  and the  Enhancer,  the Note Payment  Account as provided in
Section 3.01 of this Indenture.

                  (b)      All monies  deposited  from time to time in the Note  Payment  Account  pursuant  to the
Servicing  Agreement and all deposits  therein  pursuant to this Indenture are for the benefit of the  Noteholders, the Enhancer and the Certificate Paying Agent, on behalf of the  Certificateholders,  and all investments made with such  monies,  including  all income or other gain from such  investments,  are for the benefit of the  Servicer as provided in Section 5.01 of the Servicing Agreement.

                                                          47

         On each Payment Date,  the Indenture  Trustee shall  distribute all amounts on deposit in the Note Payment
Account to the  Noteholders  in respect of the Notes and,  in its  capacity as  Certificate  Paying  Agent,  to the
Certificateholders  from the  Distribution  Account in the order of priority set forth in  Section 3.05  (except as otherwise provided in Section 5.04(b)) and in accordance with the Servicing Certificate.

         The  Indenture  Trustee  shall  invest  any funds in the Note  Payment  Account in  Permitted  Investments
selected in writing by the Servicer  maturing no later than the Business Day preceding the next succeeding  Payment
Date (except that any investment in the  institution  with which the Note Payment  Account is maintained may mature on such  Payment  Date) and shall not be sold or disposed of prior to the  maturity.  In addition,  such  Permitted
Investments  shall not be  purchased  at a price in excess of par. The  Indenture  Trustee  shall have no liability whatsoever for investment  losses on Permitted  Investments,  if such  investments  are made in accordance with the provisions of this Indenture and the Indenture Trustee is not the obligor under the Permitted Investment.

         Section 8.03      Officer's  Certificate.  The  Indenture  Trustee  shall  receive  at least  seven  days'
notice when requested by the Issuer to take any action  pursuant to Section  8.05(a),  accompanied by copies of any instruments  to be executed,  and the  Indenture  Trustee  shall also  require,  as a condition to such action,  an
Officer's  Certificate,  in form and substance  satisfactory to the Indenture Trustee,  stating the legal effect of any such action,  outlining the steps required to complete the same, and concluding  that all conditions  precedent to the taking of such action have been complied with.

         Section 8.04      Termination  Upon  Distribution  to  Noteholders.  This  Indenture  and  the  respective obligations and  responsibilities  of the Issuer and the Indenture  Trustee created hereby shall terminate upon the distribution  to the  Noteholders,  the  Certificate  Paying  Agent on  behalf  of the  Certificateholders  and the
Indenture  Trustee of all amounts  required to be distributed  pursuant to Article III and the  distribution to the
Credit  Enhancer of all amounts owing to it;  provided,  however,  that in no event shall the trust created  hereby continue  beyond  the  expiration  of 21 years  from the  death of the  survivor  of the  descendants  of Joseph P.
Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

         Section 8.05      Release of Trust Estate.

                  (a)      Subject  to the  payment  of its  fees,  expenses  and  indemnification,  the  Indenture
Trustee may, and when required by the  provisions  of this  Indenture or the Servicing  Agreement,  shall,  execute instruments to release  property from the lien of this  Indenture,  or convey the Indenture  Trustee's  interest in the same, in a manner and under  circumstances  that are not  inconsistent  with the provisions of this  Indenture.
No Person  relying upon an  instrument  executed by the  Indenture  Trustee as provided in Article  VIII  hereunder shall be bound to ascertain the Indenture  Trustee's  authority,  inquire into the  satisfaction  of any conditions precedent, or see to the application of any monies.

                                                          48

                  (b)      The  Indenture  Trustee  shall,  at such  time as  (i) there  are no Notes  Outstanding,
(ii) all sums due the  Indenture  Trustee  pursuant to this  Indenture  have been paid and  (iii) all  sums due the
Enhancer have been paid and the Policy has been returned to the Credit Enhancer,  release any remaining  portion of the Trust Estate that secured the Notes from the lien of this Indenture.

                  (c)      The Indenture  Trustee shall release  property from the lien of this Indenture  pursuant to this  Section 8.05 only upon receipt of an Issuer Request  accompanied by an Officers'  Certificate and a letter from the Enhancer stating that the Enhancer has no objection to such request from the Issuer.

                  (d)      The Indenture  Trustee shall,  at the request of the Issuer or the Depositor,  surrender the Policy to the Enhancer for cancellation, upon final payment of principal of and interest on the Notes.

         Section 8.06      Surrender  of Notes  Upon Final  Payment.  By  acceptance  of any Note,  the  Noteholder thereof agrees to surrender such Note to the Indenture  Trustee  promptly,  prior to such  Noteholder's  receipt of the final payment thereon.

                                                    ARTICLE IX

                                              Supplemental Indentures

         Section 9.01      Supplemental Indentures Without Consent of Noteholders.

                  (a)      Without  the  consent  of the  Noteholders  of any Notes,  but with prior  notice to the
Rating Agencies and the prior written  consent of the Enhancer  (which consent shall not be  unreasonably  withheld and so long as no Enhancer  Default  exists),  the Issuer and the Indenture  Trustee,  when authorized by an Issuer
Request,  at any time and from time to time,  may enter  into one or more  indentures  supplemental  hereto  (which shall conform to the provisions of the Trust  Indenture Act as in force at the date of the execution  thereof),  in form satisfactory to the Indenture Trustee, for any of the following purposes:

                           (i)      to correct or amplify the  description  of any  property at any time subject to the lien of this  Indenture,  or better to assure,  convey and  confirm  unto the  Indenture  Trustee  any property  subject or required to be subjected to the lien of this Indenture,  or to subject to the lien of this Indenture additional property;

                           (ii)     to evidence  the  succession,  in  compliance  with the  applicable  provisions hereof,  of another  Person to the Issuer,  and the  assumption by any such  successor of the covenants of the Issuer herein and in the Notes contained;

                                                          49

                           (iii)    to add to the covenants of the Issuer,  for the benefit of the  Noteholders  or the Enhancer, or to surrender any right or power herein conferred upon the Issuer;

                           (iv)     to convey,  transfer,  assign,  mortgage or pledge any  property to or with the
         Indenture Trustee;

                           (v)      to cure any  ambiguity,  to correct any error or to correct or  supplement  any provision  herein or in any  supplemental  indenture  that may be  inconsistent  with any other  provision herein or in any supplemental indenture;

                           (vi)     to make any other  provisions  with  respect to matters  or  questions  arising under this Indenture or in any  supplemental  indenture;  provided,  that such action shall not materially and  adversely  affect the  interests of the  Noteholders  or the Enhancer (as  evidenced by an Opinion of
         Counsel);

                           (vii)    to evidence and provide for the  acceptance of the  appointment  hereunder by a successor  trustee  with  respect  to the  Notes  and to add to or change  any of the  provisions  of this
         Indenture as shall be necessary to  facilitate  the  administration  of the trusts  hereunder by more than one trustee, pursuant to the requirements of Article VI; or

                           (viii)   to modify,  eliminate or add to the provisions of this Indenture to such extent as shall be  necessary  to effect  the  qualification  of this  Indenture  under TIA or under any  similar federal statute  hereafter  enacted and to add to this Indenture such other provisions as may be expressly required by TIA;

provided,  however,  that no such  supplemental  indenture shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel to the effect that the execution of such  supplemental  indenture will not give rise to any material adverse tax consequence to the Noteholders, including any Adverse REMIC Event.

         The Indenture  Trustee is hereby  authorized to join in the execution of any such  supplemental  indenture and to make any further appropriate agreements and stipulations that may be therein contained.

                  (b)      The Issuer  and the  Indenture  Trustee,  when  authorized  by an Issuer  Request,  may, without the consent of any  Noteholder  but with prior notice to the Rating  Agencies and the Enhancer,  enter into an indenture or  indentures  supplemental  hereto for the purpose of adding any  provisions  to, or changing in any manner or  eliminating  any of the  provisions  of, this  Indenture or of modifying in any manner the rights of the
Noteholders  under this  Indenture;  provided,  however,  that such action shall not, as evidenced by an Opinion of
Counsel,  (i) adversely  affect in any  material  respect  the  interests  of any  Noteholder  or the  Enhancer  or
(ii) cause the Issuer to be subject to an entity level tax.

         Section 9.02      Supplemental  Indentures  With  Consent of  Noteholders.  The  Issuer and the  Indenture
Trustee,  when authorized by an Issuer Request,  may, with prior notice to the Rating Agencies and with the consent of the Enhancer and the Noteholders of not less than a majority of the Note Balances affected  thereby,  by Act (as defined in Section  10.03 hereof) of such  Noteholders  delivered to the Issuer and the  Indenture  Trustee,  enter into an indenture or indentures  supplemental  hereto for the purpose of adding any  provisions  to, or changing in any manner or  eliminating  any of the  provisions  of, this  Indenture or of modifying in any manner the rights of the Noteholders under this Indenture;  provided,  however,  that no such supplemental  indenture shall, without the consent of the Noteholder of each Note affected thereby:

                                                          50

                  (a)      change the date of payment of any  installment  of principal of or interest on any Note, or reduce the principal amount thereof or the Note Rate thereon,  change the provisions of this Indenture  relating to the  application of collections  on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where,  or the coin or currency in which,  any Note or the interest  thereon is payable,  or impair the right to institute suit for the  enforcement of the provisions of this
Indenture  requiring the application of funds available therefor,  as provided in Article V,  to the payment of any such amount due on the Notes on or after the respective due dates thereof;

                  (b)      reduce the percentage of the Note Balances,  the consent of the  Noteholders of which is required  for any such  supplemental  indenture,  or the consent of the  Noteholders  of which is required  for any waiver  of  compliance  with  certain  provisions  of this  Indenture  or  certain  defaults  hereunder  and  their consequences provided for in this Indenture;

                  (c)      modify  or  alter  the  provisions  of  the  proviso  to  the  definition  of  the  term
"Outstanding" or modify or alter the exception in the definition of the term "Noteholder";

                  (d)      reduce the  percentage  of the  aggregate  Note Balance of the Notes  required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;

                  (e)      modify any provision of this  Section 9.02  except to increase any percentage  specified herein or to provide that certain  additional  provisions of this Indenture or the other Basic Documents  cannot be modified or waived without the consent of the Noteholder of each Note affected thereby;

                  (f)      modify  any of the  provisions  of  this  Indenture  in such  manner  as to  affect  the calculation  of the amount of any payment of interest or principal  due on any Note on any Payment Date  (including the calculation of any of the individual components of such calculation); or

                  (g)      permit the  creation of any lien  ranking  prior to or on a parity with the lien of this
Indenture with respect to any part of the Trust Estate or, except as otherwise  permitted or  contemplated  herein, terminate the lien of this  Indenture on any property at any time subject  hereto or deprive the  Noteholder of any
Note of the security provided by the lien of this Indenture;  and provided further,  that such action shall not, as evidenced  by an Opinion of  Counsel,  cause the Issuer to be subject to an entity  level tax or cause any  Adverse
REMIC Event.

                                                          51

         The Indenture  Trustee may in its discretion  determine  whether or not any Notes would be affected by any supplemental  indenture and any such determination  shall be conclusive upon the Noteholders of all Notes,  whether theretofore or thereafter  authenticated  and delivered  hereunder.  The Indenture  Trustee shall not be liable for any such determination made in good faith.

         It shall not be  necessary  for any Act (as defined in  Section 10.03  hereof) of  Noteholders  under this
Section 9.02 to approve the particular form of any proposed supplemental  indenture,  but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly  after the  execution  by the Issuer and the  Indenture  Trustee  of any  supplemental  indenture pursuant to this  Section 9.02,  the  Indenture  Trustee shall mail to the  Noteholders  of the Notes to which such amendment  or  supplemental  indenture  relates a notice  setting  forth in  general  terms the  substance  of such supplemental  indenture.  Any failure of the Indenture  Trustee to mail such notice,  or any defect therein,  shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 9.03      Execution of  Supplemental  Indentures.  In  executing,  or  permitting  the  additional trusts  created by, any  supplemental  indenture  permitted by this Article IX or the  modification  thereby of the trusts  created by this  Indenture,  the Indenture  Trustee  shall be entitled to receive and,  subject to Sections
6.01 and 6.02,  shall be fully  protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental  indenture is authorized or permitted by this Indenture.  The Indenture  Trustee may, but shall not be obligated to, enter into any such supplemental  indenture that affects the Indenture Trustee's own rights,  duties, liabilities or immunities under this Indenture or otherwise.

         Section 9.04      Effect of  Supplemental  Indenture.  Upon the  execution of any  supplemental  indenture pursuant to the  provisions  hereof,  this  Indenture  shall be and shall be deemed to be  modified  and amended in accordance  therewith  with respect to the Notes  affected  thereby,  and the  respective  rights,  limitations  of rights,  obligations,  duties,  liabilities  and  immunities  under this  Indenture of the Indenture  Trustee,  the
Issuer,  the Enhancer and the Noteholders shall thereafter be determined,  exercised and enforced hereunder subject in all respects to such  modifications  and amendments,  and all the terms and conditions of any such  supplemental indenture  shall  be and be  deemed  to be part of the  terms  and  conditions  of this  Indenture  for any and all purposes.

         Section 9.05      Conformity  with Trust  Indenture  Act.  Every  amendment  of this  Indenture  and every supplemental  indenture  executed pursuant to this Article IX shall conform to the requirements of TIA as in effect at the time of such amendment or supplement so long as this Indenture shall then be qualified under TIA.

         Section 9.06      Reference  in  Notes to  Supplemental  Indentures.  Notes  authenticated  and  delivered after the  execution  of any  supplemental  indenture  pursuant  to this  Article IX may,  and if  required  by the
Indenture  Trustee,  shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental  indenture.  If the Issuer or the Indenture Trustee shall so determine,  new Notes so modified as to conform,  in the opinion of the Indenture Trustee and the Issuer,  to any such supplemental  indenture may be prepared and  executed by the Issuer and  authenticated  and  delivered  by the  Indenture  Trustee in exchange for
Outstanding Notes.

                                                          52

                                                     ARTICLE X

                                                   Miscellaneous

         Section 10.01     Compliance Certificates and Opinions, etc.

                  (a)      Upon any  application  or  request by the  Issuer to the  Indenture  Trustee to take any action  under any  provision  of this  Indenture,  the Issuer  shall  furnish to the  Indenture  Trustee and to the
Enhancer  (i) an  Officer's  Certificate  stating  that all  conditions  precedent,  if any,  provided  for in this
Indenture  relating to the proposed  action have been complied with and (ii) an  Opinion of Counsel stating that in the opinion of such counsel all such  conditions  precedent,  if any, have been complied with,  except that, in the case of any such  application or request as to which the furnishing of such documents is  specifically  required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every  certificate  or opinion with  respect to  compliance  with a condition or covenant  provided for in this Indenture shall include:

                           (i)      a statement that each signatory of such  certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                           (ii)     a  brief   statement  as  to  the  nature  and  scope  of  the  examination  or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (iii)    a statement  that, in the opinion of each such  signatory,  such  signatory has made such  examination  or  investigation  as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

                           (iv)     a  statement  as to  whether,  in the  opinion  of each  such  signatory,  such condition or covenant has been complied with; and

                           (v)      if the signer of such  certificate  or opinion is required  to be  Independent, the statement required by the definition of the term "Independent."

                  (b)      (i)      Prior to the deposit of any  Collateral or other  property or  securities  with the  Indenture  Trustee that is to be made the basis for the release of any property or  securities  subject to the lien of this Indenture,  the Issuer shall, in addition to any obligation imposed in  Section 10.01(a)  or elsewhere in this Indenture,  furnish to the Indenture Trustee an Officer's Certificate  certifying or stating the opinion of each person  signing such  certificate  as to the fair value  (within 90 days of such deposit) to the Issuer of the
Collateral or other property or securities to be so deposited.

                                                          53

                           (ii)     Whenever  the  Issuer is  required  to  furnish  to the  Indenture  Trustee  an
         Officer's Certificate  certifying or stating the opinion of any signer thereof as to the matters described in clause (i)  above,  the Issuer shall also deliver to the Indenture  Trustee an Independent  Certificate
         as to the same  matters,  if the fair value to the Issuer of the  securities to be so deposited and of all other such  securities  made the basis of any such  withdrawal  or release since the  commencement  of the then-current  fiscal year of the Issuer,  as set forth in the  certificates  delivered  pursuant to clause
         (i) above and this clause (ii),  is 10% or more of the  aggregate  Note  Balance of the Notes,  but such a certificate  need not be furnished with respect to any securities so deposited,  if the fair value thereof to the Issuer as set forth in the  related  Officer's  Certificate  is less than  $25,000 or less than one percent of the aggregate Note Balance of the Notes.

                           (iii)    Whenever any property or  securities  are to be released  from the lien of this
         Indenture,  the Issuer shall  furnish to the  Indenture  Trustee an Officer's  Certificate  certifying  or stating the opinion of each person  signing such  certificate as to the fair value (within 90 days of such release) of the  property or  securities  proposed to be released  and stating that in the opinion of such person the proposed  release will not impair the security  under this  Indenture in  contravention  of the provisions hereof.

                           (iv)     Whenever  the  Issuer is  required  to  furnish  to the  Indenture  Trustee  an
         Officer's Certificate  certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture  Trustee an Independent  Certificate
         as to the same matters if the fair value of the property or securities  and of all other  property,  other than property as contemplated by clause  (v) below or securities  released from the lien of this Indenture since the  commencement of the then-current  calendar year, as set forth in the  certificates  required by clause (iii) above and this clause (iv),  equals 10% or more of the  aggregate  Note Balance of the Notes, but such  certificate  need not be furnished in the case of any release of property or  securities  if the fair value  thereof as set forth in the related  Officer's  Certificate  is less than $25,000 or less than one percent of the aggregate Note Balance of the Notes.

                           (v)      Notwithstanding  the  foregoing,  this Section  10.01(b) shall not apply to (A)
         collection  upon,  sales or other  dispositions  of the Mortgage  Loans as and to the extent  permitted or required by the Basic  Documents or (B) the making of cash  payments  out of the Note  Payment  Account as and to the extent  permitted or required by the Basic  Documents,  so long as the Issuer shall  deliver to the Indenture  Trustee every six months,  commencing  December 31, 2007, an Officer's  Certificate  of the
         Issuer  stating  that all the  dispositions  of  Collateral  described  in  clauses  (A) or (B) above that occurred  during the preceding six calendar  months (or such longer period,  in the case of the first such
         Officer's  Certificate)  were permitted or required by the Basic  Documents and that the proceeds  thereof were applied in accordance with the Basic Documents.

                                                          54

         Section 10.02     Form of Documents Delivered to Indenture Trustee.

         In any case where  several  matters  are  required  to be  certified  by, or covered by an opinion of, any specified  Person,  it is not  necessary  that all such matters be certified by, or covered by the opinion of, only one such Person,  or that they be so certified or covered by only one document,  but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other  matters,  and any such
Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized  Officer of the Issuer may be based,  insofar as it relates to legal matters,  upon a certificate or opinion of, or representations by, counsel,  unless such officer knows, or in the exercise of reasonable  care should know, that the  certificate or opinion or  representations  with respect to the matters upon which his  certificate  or opinion is based are erroneous.  Any such  certificate of an Authorized
Officer or Opinion of Counsel  may be based,  insofar  as it  relates to factual  matters,  upon a  certificate  or opinion  of, or  representations  by,  an  officer  or  officers  of any  Seller or the  Issuer,  stating  that the information  with respect to such factual  matters is in the  possession  of any Seller or the Issuer,  unless such counsel  knows,  or in  the  exercise  of  reasonable  care  should  know,  that  the  certificate  or  opinion  or representations with respect to such matters are erroneous.

         Where any Person is  required  to make,  give or execute  two or more  applications,  requests,  consents, certificates,  statements,  opinions  or other  instruments  under  this  Indenture,  they may,  but need  not,  be consolidated and form one instrument.

         Whenever in this  Indenture,  in connection with any application or certificate or report to the Indenture
Trustee,  it is provided  that the Issuer  shall  deliver  any  document  as a  condition  of the  granting of such application,  or as evidence of the Issuer's  compliance  with any term hereof,  it is intended  that the truth and accuracy,  at the time of the granting of such  application or at the effective date of such  certificate or report
(as the case  may be),  of the  facts  and  opinions  stated  in such  document  shall in such  case be  conditions precedent to the right of the Issuer to have such  application  granted or to the  sufficiency of such  certificate or report.  The foregoing  shall not,  however,  be construed to affect the Indenture  Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         Section 10.03     Acts of Noteholders.

                  (a)      Any request, demand,  authorization,  direction, notice, consent, waiver or other action provided by this  Indenture  to be given or taken by  Noteholders  may be embodied in and  evidenced by one or more instruments  of  substantially  similar tenor signed by such  Noteholders  in person or by agents duly appointed in writing;  and  except as  herein  otherwise  expressly  provided  such  action  shall  become  effective  when such instrument or instruments are delivered to the Indenture Trustee,  and, where it is hereby expressly  required,  to the Issuer.  Such  instrument or instruments  (and the action  embodied  therein and evidenced  thereby) are herein sometimes  referred to as the "Act" of the Noteholders  signing such instrument or instruments.  Proof of execution of any such  instrument  or of a writing  appointing  any such agent  shall be  sufficient  for any purpose of this
Indenture and (subject to Section 6.01)  conclusive  in favor of the Indenture  Trustee and the Issuer,  if made in the manner provided in this Section 10.03.

                                                          55

                  (b)      The fact and date of the  execution by any person of any such  instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

                  (c)      The ownership of Notes shall be proved by the Note Register.

                  (d)      Any request, demand,  authorization,  direction, notice, consent, waiver or other action by the  Noteholder of any Note shall bind the Noteholder of every Note issued upon the  registration  thereof or in exchange  therefor  or in lieu  thereof,  in respect  of  anything  done,  omitted  or  suffered  to be done by the
Indenture  Trustee or the Issuer in  reliance  thereon,  whether or not  notation  of such action is made upon such
Note.

         Section 10.04     Notices,  etc.,  to  Indenture  Trustee,  Issuer,  Enhancer  and  Rating  Agencies.  Any
request,  demand,  authorization,  direction,  notice,  consent,  waiver or Act of Noteholders  or other  documents provided  or  permitted  by this  Indenture  shall  be in  writing  and if  such  request,  demand,  authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

                  (a)      the Indenture  Trustee by any  Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made,  given,  furnished or filed in writing to or with the Indenture Trustee at its Corporate
Trust  Office  with a copy to The Bank of New York  Trust  Company,  N.A.,  2 North  LaSalle  Street,  Suite  1020,
Chicago,  Illinois 60602,  Attention:  Structured  Finance Services.  The Indenture Trustee shall promptly transmit any notice received by it from the Noteholders to the Issuer,

                  (b)      the Issuer by the Indenture  Trustee or by any Noteholder  shall be sufficient for every purpose  hereunder if in writing and mailed  first-class,  postage  prepaid to the Issuer  addressed to: GMACM Home
Equity Loan Trust 2007-HE1,  in care of the Owner Trustee, or at any other address previously  furnished in writing to the  Indenture  Trustee by the Issuer.  The Issuer shall  promptly  transmit any notice  received by it from the
Noteholders to the Indenture Trustee, or

                  (c)      the  Enhancer  by the  Issuer,  the  Indenture  Trustee or by any  Noteholders  shall be sufficient  for every  purpose  hereunder to in writing and mailed,  first-class  postage  pre-paid,  or personally delivered or  telecopied  to: MBIA  Insurance  Corporation,  113 King Street,  Armonk,  New York 10504:  Attention:
Insured  Portfolio  Management - Structured  Finance  (GMACM Home Equity Loan Trust  2007-HE1).  The Enhancer shall promptly  transmit any notice  received by it from the Issuer,  the  Indenture  Trustee or the  Noteholders  to the
Issuer or Indenture Trustee, as the case may be.

         Notices  required to be given to the Rating  Agencies by the Issuer,  the  Indenture  Trustee or the Owner
Trustee  shall be in writing,  personally  delivered or mailed by certified  mail,  return  receipt  requested,  to
(i) in the case of Moody's, at the following address:  Moody's Investors Service,  Inc., ABS Monitoring Department,
99 Church  Street,  New York, New York 10007 and (ii) in the case of Standard & Poor's,  at the following  address:
Standard  &  Poor's,  55 Water Street,  New  York,  New  York  10041-0003,  Attention:  Asset  Backed  Surveillance
Department;  or, as to each of the  foregoing  Persons,  at such other  address as shall be  designated  by written notice to the other foregoing Persons.

                                                          56

         Section 10.05     Notices  to  Noteholders;   Waiver.   Where  this  Indenture   provides  for  a  Notice,
certificate,  opinion,  report or similar  delivery to be given to any transaction  party or to a Rating Agency,  a copy of such document shall be  contemporaneously  sent to the Enhancer.  Where this Indenture  provides for notice to Noteholders of any event, such notice shall be sufficiently  given (unless otherwise herein expressly  provided)
if in writing  and  mailed,  first-class,  postage  prepaid to each  Noteholder  affected  by such  event,  at such
Person's  address as it appears on the Note  Register,  not later than the latest  date,  and not earlier  than the earliest  date,  prescribed  for the giving of such  notice.  In any case where notice to  Noteholders  is given by mail,  neither the failure to mail such notice nor any defect in any notice so mailed to any particular  Noteholder shall affect the  sufficiency  of such notice with respect to other  Noteholders,  and any notice that is mailed in the manner  herein  provided  shall  conclusively  be presumed to have been duly given  regardless  of whether such notice is in fact actually received.

         Where this  Indenture  provides  for  notice in any  manner,  such  notice may be waived in writing by any
Person entitled to receive such notice,  either before or after the event,  and such waiver shall be the equivalent of such  notice.  Waivers of notice by  Noteholders  shall be filed with the  Indenture  Trustee,  but such  filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case,  by reason of the  suspension  of regular mail service as a result of a strike,  work stoppage or similar  activity,  it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given  pursuant  to any  provision  of this  Indenture,  then any  manner of giving  such  notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this  Indenture  provides for notice to the Rating  Agencies,  failure to give such notice shall not affect any other rights or  obligations  created  hereunder,  and shall not under any  circumstance  constitute  an
Event of Default.

         Section 10.06     Alternate  Payment  and  Notice  Provisions.   Notwithstanding  any  provision  of  this
Indenture  or any of the Notes to the  contrary,  the  Issuer  may enter  into any  agreement  with any  Noteholder providing for a method of payment,  or notice by the Indenture  Trustee to such Noteholder,  that is different from the  methods  provided  for in this  Indenture  for such  payments  or  notices.  The Issuer  shall  furnish to the
Indenture  Trustee a copy of each such  agreement  and the Indenture  Trustee  shall cause  payments to be made and notices to be given in accordance with such agreements.

         Section 10.07     Conflict  with Trust  Indenture  Act.  If any  provision  hereof  limits,  qualifies  or conflicts  with  another  provision  hereof  that  is  required  to be  included  in this  Indenture  by any of the provisions of TIA, such required provision shall control.

                                                          57

         The  provisions  of TIA §§ 310  through 317 that impose  duties on any Person  (including  the  provisions automatically  deemed  included herein unless  expressly  excluded by this Indenture) are a part of and govern this
Indenture, whether or not physically contained herein.

         Section 10.08     Effect of Headings.  The Article and Section  headings herein are for  convenience  only and shall not affect the construction hereof.

         Section 10.09     Successors  and Assigns.  All covenants and  agreements in this  Indenture and the Notes by the  Issuer  shall bind its  successors  and  assigns,  whether  so  expressed  or not.  All  agreements  of the
Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

         Section 10.10     Severability.  In case any  provision  in this  Indenture  or in the Notes shall be held invalid,  illegal or unenforceable,  the validity,  legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

         Section 10.11     Benefits of Indenture.  Nothing in this  Indenture or in the Notes,  express or implied, shall give to any Person, other than the parties hereto and their successors  hereunder,  and the Noteholders,  the
Enhancer,  and any other party secured  hereunder,  and any other Person with an ownership  interest in any part of the Trust Estate, any benefit or any legal or equitable right,  remedy or claim under this Indenture.  The Enhancer shall be a third party beneficiary of this Indenture.

         Section 10.12     Legal  Holidays.  In any case where the date on which any  payment is due shall not be a
Business Day, then  (notwithstanding  any other provision of the Notes or this Indenture)  payment need not be made on such  date,  but may be made on the next  succeeding  Business  Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         Section 10.13     GOVERNING  LAW.  THIS  AGREEMENT  AND THE NOTES SHALL BE GOVERNED  BY AND  CONSTRUED  IN
ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW YORK,  WITHOUT  REGARD TO THE  CONFLICT  OF LAW  PRINCIPLES  THEREOF,
OTHER THAN SECTIONS  5-1401 AND 5-1402 OF THE NEW YORK GENERAL  OBLIGATIONS  LAW, AND THE  OBLIGATIONS,  RIGHTS AND
REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 10.14     Counterparts.  This  Indenture  may be executed in any number of  counterparts,  each of which so executed shall be deemed to be an original,  but all such counterparts  shall together  constitute but one and the same instrument.

         Section 10.15     Recording of  Indenture.  If this  Indenture is subject to recording in any  appropriate public  recording  offices,  such  recording is to be effected by the Issuer and at its expense  accompanied  by an
Opinion of Counsel  (which  counsel  shall be reasonably  acceptable  to the Indenture  Trustee) to the effect that such recording is necessary  either for the protection of the Noteholders or any other Person secured  hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

                                                          58

         Section 10.16     Issuer  Obligation.  No recourse may be taken,  directly or indirectly,  with respect to the obligations of the Issuer,  the Owner Trustee or the Indenture  Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection  herewith or therewith,  against (i) the Indenture Trustee or the Owner Trustee in its individual  capacity,  (ii) any  owner of a beneficial  interest in the Issuer or (iii)
any partner,  owner,  beneficiary,  agent,  officer,  director,  employee or agent of the Indenture  Trustee or the
Owner Trustee in its individual  capacity,  any holder of a beneficial interest in the Issuer, the Owner Trustee or the  Indenture  Trustee  or of any  successor  or assign of the  Indenture  Trustee  or the  Owner  Trustee  in its
individual  capacity,  except as any such Person may have expressly  agreed (it being understood that the Indenture
Trustee and the Owner Trustee have no such  obligations  in their  respective  individual  capacities),  and except that any such partner,  owner or beneficiary  shall be fully liable,  to the extent provided by applicable law, for any unpaid  consideration  for stock,  unpaid capital  contribution or failure to pay any installment or call owing to such  entity.  For all  purposes of this  Indenture,  in the  performance  of any duties or  obligations  of the
Issuer  hereunder,  the Owner  Trustee  shall be  subject  to,  and  entitled  to the  benefits  of,  the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

         Section 10.17     No  Petition.  The  Indenture  Trustee,  by  entering  into  this  Indenture,  and  each
Noteholder,  by its  acceptance  of a Note,  hereby  covenant  and agree  that they will not at any time  institute against the  Depositor  or the Issuer,  or join in any  institution  against  the  Depositor  or the Issuer of, any bankruptcy,  reorganization,  arrangement,  insolvency or liquidation  proceedings,  or other proceedings under any
United  States  federal or state  bankruptcy  or similar law in  connection  with any  obligations  relating to the
Notes, this Indenture or any of the other Basic Documents.

         Section 10.18     Inspection.  The Issuer  agrees that, on  reasonable  prior notice,  it shall permit any representative  of the Indenture  Trustee,  during the Issuer's  normal business hours, to examine all the books of account,  records,  reports and other papers of the Issuer,  to make copies and extracts  therefrom,  to cause such books to be audited by Independent  certified public  accountants,  and to discuss the Issuer's  affairs,  finances and accounts with the Issuer's  officers,  employees,  and Independent  certified public  accountants,  all at such reasonable  times and as often as may be  reasonably  requested.  The  Indenture  Trustee shall and shall cause its representatives  to hold in confidence all such information  except to the extent disclosure may be required by law
(and all reasonable  applications  for  confidential  treatment are  unavailing)  and except to the extent that the
Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

                                                          59

                                                    ARTICLE XI

                                                 REMIC Provisions

         Section 11.01     REMIC Administration.

                  (a)      The  REMIC Administrator  shall make an election to treat the Trust Estate, as set forth in Section 2.06 of the Trust  Agreement,  as two REMICs under the Code and, if necessary,  under  applicable  state law, in  accordance  with Section 2.06 of the Trust  Agreement.  Such  election  will be made on Form 1066 or other appropriate  federal tax or  information  return  (including  Form 8811) or any  appropriate  state  return for the taxable year ending on the last day of the calendar year in which the  Securities  are issued.  For the purposes of the  REMIC elections  in respect of the Trust  Estate,  Securities  and  interests to be designated as the "regular interests"  and the sole class of  "residual  interests"  in each  REMIC will  be set forth in Section  11.03.  The
REMIC Administrator  and the Indenture Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in each  REMIC elected in respect of the Trust other than the "regular  interests" and
"residual interests" so designated.

                  (b)      The  Closing  Date is hereby  designated  as the  "startup  day" of each of REMIC I  and
REMIC II as  designated in Section  11.03 below,  and the Trust Estate within the meaning of Section  860G(a)(9) of the Code.

                  (c)      GMAC  Mortgage,  LLC  shall  hold a Class R  Certificate  representing  at least a 0.01%
Percentage  Interest in each Class of the Class R Certificates  and shall be designated as "the tax matters person"
with  respect  to  each  REMIC in  the  manner  provided  under  Treasury  regulations  §1.860F-4(d)  and  Treasury regulations  §301.6231(a)(7)-1.  The  REMIC Administrator,  on behalf of the Tax Matters Partner,  shall (i) act on behalf of each REMIC in  relation to any tax matter or  controversy  involving the Trust Estate and  (ii) represent the  Trust  Estate  in any  administrative  or  judicial  proceeding  relating  to an  examination  or audit by any governmental  taxing authority with respect thereto.  The legal expenses,  including without limitation  attorneys'
or accountants' fees, and costs of any such proceeding and any liability  resulting  therefrom shall be expenses of the  Trust  Estate  and the  REMIC Administrator  shall  be  entitled  to  reimbursement  therefor  out of  amounts attributable  to the Mortgage  Loans on deposit in the Custodial  Account  unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence.

                  (d)      The  REMIC Administrator  shall  prepare or cause to be prepared  all of the Tax Returns that it  determines  are  required  with  respect to each  REMIC created  hereunder  and, if approval  therefore is received from the applicable  District  Director of the Internal Revenue Service,  shall sign and file such returns in a timely manner and,  otherwise,  shall, shall deliver such Tax Returns in a timely manner to the Owner Trustee, if the Owner Trustee is required to sign such returns in accordance with Section 5.03 of the Trust  Agreement,  and shall sign (if the Owner  Trustee is not so required)  and file such Tax Returns in a timely  manner.  The expenses of preparing such returns shall be borne by the  REMIC Administrator  without any right of reimbursement  therefor.
The  REMIC Administrator  agrees to  indemnify  and hold  harmless  the Owner  Trustee  with  respect to any tax or liability  arising  from the  Owner  Trustee's  signing  of Tax  Returns  that  contain  errors or  omissions.  The
Indenture  Trustee and  Servicer  shall  promptly  provide the  REMIC Administrator  with such  information  as the
REMIC Administrator  may from time to time request for the purpose of enabling the  REMIC Administrator  to prepare
Tax Returns.

                                                          60

                  (e)      The  REMIC Administrator  shall  provide (i) to any  Transferor of a Class R Certificate such  information as is necessary for the  application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted  Transferee,  (ii) to the Indenture  Trustee,  and the Indenture Trustee shall forward to the Noteholders and the  Certificateholders,  such information or reports as are required by the Code or the  REMIC Provisions  including  reports  relating to interest,  original  issue  discount and market  discount or premium (using the Prepayment  Assumption) and (iii) to the Internal Revenue Service the name,  title,  address and telephone number of the person who will serve as the representative of each REMIC.

                  (f)      The  Servicer and the  REMIC Administrator  shall take such actions and shall cause each
REMIC created  hereunder to take such actions as are reasonably within the Servicer's or the  REMIC Administrator's control and the scope of its duties more  specifically  set forth  herein as shall be  necessary  or  desirable  to maintain the status of each REMIC as a REMIC under  the  REMIC Provisions  (and the Indenture  Trustee shall assist
the  Servicer  and  the  REMIC Administrator,   to  the  extent  reasonably  requested  by  the  Servicer  and  the
REMIC Administrator to do so). The Servicer and the  REMIC Administrator  shall not knowingly or intentionally take any  action,  cause the Trust  Estate to take any  action or fail to take (or fail to cause to be taken) any action reasonably  within their respective  control that, under the  REMIC Provisions,  if taken or not taken, as the case may be,  could (i)  endanger  the  status of any  portion of any of the  REMICs as a  REMIC or  (ii)  result in the imposition  of a tax upon any of the REMICs  (including  but not limited to the tax on prohibited  transactions  as defined in Section  860F(a)(2) of the Code and the tax on  contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event,  in the absence of an Opinion of Counsel or the  indemnification  referred to in this sentence, an "Adverse  REMIC Event") unless the Servicer or the  REMIC Administrator,  as applicable,  has received an Opinion of Counsel  (at the  expense  of the party  seeking to take such  action or, if such party  fails to pay such expense,  and the Servicer or the  REMIC Administrator,  as applicable,  determines that taking such action is in the best interest of the Trust  Estate,  the Enhancer and the  Noteholders  and the  Certificateholders,  at the
expense of the Trust Estate,  but in no event at the expense of the Servicer,  the  REMIC Administrator,  the Owner
Trustee or the  Indenture  Trustee)  to the effect that the  contemplated  action  will not,  with  respect to each
REMIC created  hereunder,  endanger  such status or,  unless the  Servicer,  the  REMIC Administrator  or both,  as applicable,  determine in its or their sole  discretion  to indemnify  the Trust Estate  against the  imposition of such a tax,  result in the imposition of such a tax.  Wherever in this  Agreement a contemplated  action may not be taken because the timing of such action might result in the  imposition  of a tax on the Trust Estate,  or may only be taken  pursuant  to an Opinion of Counsel  that such  action  would not impose a tax on the Trust  Estate,  such action may  nonetheless  be taken provided that the indemnity  given in the preceding  sentence with respect to any taxes that might be imposed on the Trust  Estate has been given and that all other  preconditions  to the taking of such action have been  satisfied.  The Indenture  Trustee shall not take or fail to take any action (whether or not authorized  hereunder)  as to which the  Servicer  or the  REMIC Administrator,  as  applicable,  has advised it in writing  that it has  received  an Opinion of Counsel to the effect  that an Adverse  REMIC Event  could occur with respect  to such  action.  In  addition,  prior to taking  any action  with  respect  to any of the REMICs  created hereunder or any related assets  thereof,  or causing any of the REMICs to take any action,  which is not expressly permitted  under the  terms of this  Agreement,  the  Indenture  Trustee  will  consult  with the  Servicer  or the
REMIC Administrator,  as applicable,  or its designee,  in writing, with respect to whether such action could cause an Adverse  REMIC Event  to occur with respect to any of the REMICs,  and the Indenture  Trustee shall not take any such action or cause either REMIC to take any such action as to which the Servicer or the  REMIC Administrator,  as
applicable,   has  advised  it  in  writing  that  an  Adverse   REMIC Event  could  occur.  The  Servicer  or  the
REMIC Administrator,  as  applicable,  may consult with counsel to make such written  advice,  and the cost of same shall be borne by the party seeking to take the action not expressly  permitted by this Agreement,  but in no event at the  expense of the  Servicer  or the  REMIC Administrator.  At all times as may be  required  by the Code,  the
Servicer  will to the extent  within its control and the scope of its duties more  specifically  set forth  herein, maintain  substantially all of the assets of each  REMIC created  hereunder as "qualified  mortgages" as defined in
Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

                                                          61

                  (g)      In the event that any tax is imposed on "prohibited  transactions"  of any of the REMICs created  hereunder as defined in Section  860F(a)(2) of the Code, on "net income from foreclosure  property" of any of the REMICs as  defined in Section  860G(c)  of the Code,  on any  contributions  to any of the REMICs  after the
Startup  Day  therefor  pursuant  to Section  860G(d)  of the Code,  or any other tax is imposed by the Code or any applicable  provisions  of state or local tax laws,  such tax shall be  charged  (i) to the  Servicer,  if such tax arises out of or results  from a breach by the  Servicer  of any of its  obligations  under this  Agreement  or the
Servicer has in its sole  discretion  determined  to  indemnify  the Trust  Estate  against  such tax,  (ii) to the
Indenture  Trustee,  if such tax arises out of or results  from a breach by the  Trustee of any of its  obligations under this Article XI, or (iii) otherwise  against  amounts on deposit in the Custodial  Account and on the Payment
Date(s)  following  such  reimbursement  the aggregate of such taxes shall be allocated in reduction of the accrued interest due on each Class entitled thereto on a pro rata basis.

                  (h)      The  Indenture  Trustee  and the  Servicer  shall,  for  federal  income  tax  purposes, maintain  books and records  with  respect to each  REMIC created  hereunder  on a calendar  year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

                  (i)      Following the Startup Day,  neither the Servicer nor the Indenture  Trustee shall accept any  contributions  of assets to any of the REMICs  created  hereunder  unless  (subject to Section  11.01(f))  the
Servicer,  the Enhancer and the Indenture  Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such  contribution)  to the effect that the inclusion of such assets in such  REMIC will  not cause any of the REMICs to fail to qualify as a REMIC at any time that any Notes or  Certificates  are  outstanding or subject  any of the REMICs to any tax under the  REMIC Provisions  or other  applicable  provisions  of federal, state and local law or ordinances.

                                                          62

                  (j)      Neither the  Servicer nor the Trustee  shall  (subject to Section  11.01(f))  enter into any  arrangement  by which  any of the  REMICs  created  hereunder  will  receive a fee or other  compensation  for services  nor permit any of the REMICs to receive  any income  from  assets  other than  "qualified  mortgages"  as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  (k)      Solely for the  purposes of Section  1.860G-1(a)(4)(iii)  of the  Treasury  Regulations,
the  "latest  possible  maturity  date" by which  the  Certificate  Principal  Balance  of each  Class of Notes and
Certificates representing a regular interest in the applicable REMIC is the Final Payment Date.

                  (l)      Within 30 days after the Closing Date,  the  REMIC Administrator  shall prepare and file with the Internal  Revenue  Service Form 8811,  "Information  Return for Real Estate Mortgage  Investment  Conduits
(REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

                  (m)      Neither the  Indenture  Trustee nor the Servicer  shall sell,  dispose of or  substitute for any of the Mortgage  Loans (except in connection  with (i) the default,  imminent  default or  foreclosure of a
Mortgage Loan,  including but not limited to, the acquisition or sale of a Mortgaged  Property  acquired by deed in lieu of  foreclosure,  (ii) the bankruptcy of any of the REMICs  created  hereunder,  (iii) the  termination of the applicable  REMIC pursuant  to Section 8.02 of the Trust Agreement or (iv) a purchase of Mortgage Loans pursuant to the Purchase  Agreement)  nor acquire any assets for any of the REMICs,  nor sell or dispose of any  investments in the Custodial  Account or the Payment Account for gain nor accept any  contributions to any of the REMICs after the
Closing  Date  unless  it has  received  an  Opinion  of  Counsel  that such  sale,  disposition,  substitution  or acquisition  will not (a) affect  adversely  the status of any of the REMICs as a REMIC or  (b) unless the Servicer has  determined  in its sole  discretion  to  indemnify  the Trust Estate  against such tax,  cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

                  (n)      The  Indenture  Trustee  will  apply  for an  employer  identification  number  from the
Internal Revenue Service on a Form SS-4 or any other acceptable method for all tax entities.

         Section 11.02     Servicer, REMIC Administrator and Indenture Trustee Indemnification.

                  (a)      The Indenture  Trustee  agrees to indemnify the Trust  Estate,  the  REMIC Administrator and the Servicer for any taxes and costs including,  without limitation,  any reasonable  attorneys fees imposed on or incurred by the Trust Estate or the Servicer,  as a result of a breach of the Indenture  Trustee's covenants set forth in Article VIII or this Article XI.

                  (b)      The  REMIC Administrator  agrees  to  indemnify  the Trust  Estate,  the  Servicer,  the
Depositor,  the Owner Trustee and the Indenture  Trustee for any taxes and costs  (including,  without  limitation, any reasonable  attorneys' fees) imposed on or incurred by the Trust Estate,  the Depositor,  GMACM Mortgage,  LLC,
the  Servicer,  the Owner Trustee or the Indenture  Trustee,  as a result of a breach of the  REMIC Administrator's covenants  set forth in this Article XI with respect to compliance  with the  REMIC Provisions,  including  without
limitation,   any  penalties  arising  from  the  Owner  Trustee's   execution  of  Tax  Returns  prepared  by  the
REMIC Administrator  that contain errors or omissions;  provided,  however, that such liability will not be imposed to the extent such breach is a result of an error or omission in  information  provided to the  REMIC Administrator by the Servicer in which case Section 11.02(c) will apply.

                                                          63

                  (c)      The Servicer agrees to indemnify the Trust Estate,  the  REMIC Administrator,  the Owner
Trustee  and the  Indenture  Trustee  for any  taxes and  costs  (including,  without  limitation,  any  reasonable attorneys'  fees) imposed on or incurred by the Trust  Estate,  the  REMIC Administrator,  the Owner Trustee or the
Indenture Trustee,  as a result of a breach of the Servicer's  covenants set forth in this Article XI or in Article
III with respect to compliance with the  REMIC Provisions,  including  without  limitation,  any penalties  arising from the Indenture Trustee's execution of Tax Returns prepared by the Servicer that contain errors or omissions.

         Section 11.03     Designation of REMIC(s).

         The REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Estate (but excluding the Pre-Funding Account and the Capitalized Interest Account), and
subject to this Agreement (including the Mortgage Loans, as set forth in Section 2.06 of the Trust Agreement ) as a REMIC ("REMIC I") and will make an election to treat the pool of assets comprised of the REMIC I Regular
Interests as a REMIC ("REMIC II") for federal income tax purposes.

         The REMIC I Regular  Interests will be "regular  interests" in REMIC I and the Class R-I Certificates will be the sole class of  "residual  interests"  in REMIC I  for  purposes  of the  REMIC Provisions  under the federal income tax law.

         The REMIC II Regular Interests will be "regular interests" in REMIC II and the Class R-II Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein)
under federal income tax law.

                                                          64

         IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                                     GMACM HOME EQUITY LOAN TRUST
                                                     2007-HE1, as Issuer

                                                     By:    WILMINGTON TRUST COMPANY, not in
                                                            its individual capacity but solely as Owner
                                                            Trustee

                                                     By:    _________________________________________
                                                            Name:
                                                            Title:

                                                     THE BANK OF NEW YORK TRUST
                                                     COMPANY, N.A., as Indenture Trustee

                                                     By:    __________________________________________
                                                            Name:
                                                            Title:

THE BANK OF NEW YORK TRUST COMPANY, N.A.
hereby accepts appointment as Paying
Agent pursuant to Section 3.03 hereof
and as Note Registrar pursuant to Section
4.02 hereof.

By:   __________________________________
      Name:
      Title:

Signatures and Seals

                                                          65

STATE OF _______________   )
                                            )        ss.:
COUNTY OF _____________    )

         On this ___ day of March 2007, before me personally  appeared  ____________,  to me known, who being by me duly  sworn,  did depose and say,  that  he/she  resides  at  _____________,  that  he/she is the  ____________  of
Wilmington  Trust Company,  the Owner Trustee,  one of the  corporations  described in and which executed the above instrument;  that he/she  knows the seal of said  corporation;  that the seal  affixed to said  instrument  is such corporate  seal;  that it was so affixed by order of the Board of  Directors of said  corporation;  and that he/she signed his/her name thereto by like order.

___________________________________________________
                  Notary Public

Acknowledgements

                                                          66

STATE OF _______________   )
                                            ) ss.:
COUNTY OF _____________    )

         On this ___ day of March 2007,  before me personally  appeared  __________,  to me known,  who being by me duly sworn,  did depose and say, that he/she resides at  _____________;  that he/she is the ___________ of The Bank of New York Trust Company,  N.A. as Indenture Trustee, one of the corporations  described in and which executed the above  instrument;  that he/she knows the seal of said  corporation;  that the seal affixed to said  instrument  is such  corporate  seal;  that it was so affixed by order of the Board of  Directors  of said  corporation;  and that he/she signed his/her name thereto by like order.

________________________________________________
                  Notary Public

NOTORIAL SEAL

                                                          67

                                                              APPENDIX A

                                                              DEFINITIONS

         Accrued  Certificate  Interest:  With  respect to the Class SB  Certificates,  interest  accrued  during the related  Interest
Period at the Certificate Rate for such Certificate on its Notional Amount for such Payment Date.

         Addition  Notice:  With  respect  to the  transfer  of  Subsequent  Mortgage  Loans  to the  Issuer  by a Seller  pursuant  to
Section 2.2  of the Purchase  Agreement (in  substantially  the form set forth in Exhibit 3 to such  agreement),  a notice given by the respective Seller to the Rating Agencies,  the Indenture  Trustee,  the Enhancer and the Owner Trustee,  which shall be given not later than seven Business Days prior to the related Subsequent  Transfer Date, of (i) the Seller's  designation of Subsequent  Mortgage Loans to be sold to the Issuer and (ii) the aggregate principal balance as of the Subsequent Cut-Off Date of such Subsequent Mortgage Loans.

         Adverse REMIC Event:  As defined in Section 11.01(f) of the Indenture.

         Affiliate:  With  respect to any Person,  any other  Person  controlling,  controlled  by or under  common  control  with such
Person.  For purposes of this  definition,  "control"  means the power to direct the management  and policies of a Person,  directly or indirectly,  whether through ownership of voting  securities,  by contract or otherwise and  "controlling" and "controlled"  shall have meanings correlative to the foregoing.

         Appraised  Value:  With respect to any  Mortgaged  Property,  either (x) the value as  generally  set forth in an appraisal of such Mortgaged Property used to establish  compliance with the underwriting  criteria then in effect in connection with the application for the Mortgage  Loan secured by such  Mortgaged  Property,  or (y) if the sales price of such  Mortgaged  Property is  considered  in accordance with the  underwriting  criteria  applicable to the related Mortgage Loan, the lesser of (i) the appraised value referred to in (x) above and (ii) the sales price of such Mortgaged Property.

         Assignment  of Mortgage:  With  respect to any  Mortgage,  an  assignment,  notice of transfer or  equivalent  instrument,  in recordable  form,  sufficient  under the laws of the  jurisdiction  in which the related  Mortgaged  Property is located to reflect the conveyance of such Mortgage,  which assignment,  notice of transfer or equivalent  instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same jurisdiction.

         Authorized  Newspaper:  A newspaper of general  circulation in the Borough of Manhattan,  The City of New York, printed in the
English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays.

         Authorized  Officer:  With  respect to the Issuer,  any officer of the Owner  Trustee who is  authorized  to act for the Owner
Trustee in matters  relating to the Issuer and who is identified on the list of Authorized  Officers  delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

                                                                    1

         Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

         Basic Documents:  The Trust  Agreement,  the Indenture,  the Purchase  Agreement,  the Insurance  Agreement,  the Policy,  the
Servicing Agreement,  the Custodial Agreement,  any Subsequent Transfer Agreement and the other documents and certificates delivered in connection with any of the above.

         Beneficial  Owner:  With respect to any Note,  the Person who is the  beneficial  owner of such Note as reflected on the books of the Depository or on the books of a Person  maintaining  an account with such  Depository  (directly as a Depository  Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository).

         Billing Cycle:  With respect to any Mortgage Loan and Due Date, the calendar month preceding such Due Date.

         Book-Entry Notes:  Beneficial  interests in the Notes,  ownership and transfers of which shall be made through book entries by the Depository as described in Section 4.06 of the Indenture.

         Business  Day:  Any day other than (i) a Saturday  or a Sunday or (ii) a day on which  banking  institutions  in the States of
New York, Pennsylvania, Delaware or any State in which the Corporate Trust Office are required or authorized by law to be closed.

         Capitalized Interest Account:  The account established and maintained pursuant to Section 3.19 of the Servicing Agreement.

         Capitalized  Interest  Requirement:  With respect to each Payment Date during the  Pre-Funding  Period and on the Payment Date immediately  after the end of the  Pre-Funding  Period,  the  excess,  if any of (i) the sum of (A) the amount of  interest  that would accrue at the Net WAC Rate for the  related  Interest  Period on the amount on deposit  in the  Pre-Funding  Account as of the close of business on the  preceding  Payment Date (or as of the Closing  Date,  in the case of the first Payment Date) and (B) the amount of any fees paid to the  Enhancer for the Policy,  over (ii) the amount of  reinvestment  earnings  since the  preceding  Payment Date (or the
Closing Date, in the case of the first Payment Date) in the Pre-Funding Account.

         Certificate  Balance:  With respect to any Payment Date and the Class SB Certificates,  an amount equal to the then applicable
Certificate Percentage Interest of such Certificate multiplied by the Overcollateralization Amount.

         Certificate  Distribution  Amount:  For any Payment Date,  the amount,  if any,  distributable  on the  Certificates  for such
Payment Date pursuant to Section 3.05(a)(xv) of the Indenture.

         Certificate  of Trust:  The  Certificate  of Trust filed for the Trust  pursuant to  Section 3810(a)  of the  Statutory  Trust
Statute.

                                                                    2

         Certificate  Paying  Agent:  The  Certificate  Paying  Agent  appointed  pursuant  to  Section 3.10  of the  Trust  Agreement.
Initially the Indenture Trustee has been appointed as the Certificate Paying Agent.

         Certificate  Percentage  Interest:  With respect to any Payment Date and any  Certificate,  the  Percentage  Interest for such
Certificate.

         Certificate  Rate: With respect to the Class SB Certificates  and REMIC II Regular Interest SB-IO and any Payment Date, a rate per annum equal to the percentage  equivalent of a fraction,  the numerator of which is the sum of the amounts  calculated  pursuant to clauses (i) through  (iii)  below,  and the  denominator  of which is the  aggregate  Uncertificated  Principal  Balance of the REMIC I
Regular  Interests.  For purposes of calculating  the  Certificate  Rate for the Class SB  Certificates  and REMIC II Regular  Interest
SB-IO, the numerator is equal to the sum of the following components:

         (i)  the REMIC I Remittance  Rate for REMIC I Regular  Interest LT1 minus the SB-IO Marker Rate,  applied to a notional amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT1;

         (ii)  the REMIC I Remittance Rate for REMIC I Regular  Interest LT2 minus the SB-IO Marker Rate,  applied to a notional amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT2; and

         (iii)  the REMIC I Remittance Rate for REMIC I Regular  Interest LT4 minus twice the SB-IO Marker Rate,  applied to a notional amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT4.

         Certificate  Register:  The register maintained by the Certificate  Registrar in which the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates.

         Certificate  Registrar:  The Certificate  Registrar  appointed pursuant to Section 3.05 of the Trust Agreement.  Initially the
Indenture Trustee has been appointed as the Certificate Registrar.

         Certificateholder:  The Person in whose name a  Certificate  is  registered  in the  Certificate  Register  except  that,  any
Certificate  registered in the name of the Issuer,  the Owner Trustee or the Indenture Trustee or any Affiliate of the Owner Trustee or
the Indenture  Trustee shall be deemed not to be outstanding and the registered holder will not be considered a  Certificateholder  for purposes  of giving any  request,  demand,  authorization,  direction,  notice,  consent  or waiver  under the  Indenture  or the Trust
Agreement;  provided  that, in  determining  whether the Indenture  Trustee or the Owner Trustee shall be protected in relying upon any such request, demand,  authorization,  direction,  notice, consent or waiver, only Certificates that the Indenture Trustee or the Owner
Trustee knows to be so owned shall be so disregarded.  Owners of  Certificates  that have been pledged in good faith may be regarded as
Certificateholders  if the pledgee  establishes to the satisfaction of the Indenture Trustee or the Owner Trustee,  as the case may be, the  pledgee's  right so to act with respect to such  Certificates  and that the pledgee is not the Issuer,  any other obligor upon the
Certificates or any Affiliate of the Owner Trustee or the Indenture Trustee.

                                                                    3

         Certificates:  Collectively, the Class R and the Class SB Certificates.

         Class : With  respect  to any Note,  all Notes that bear the same Class  designation,  (i.e.,  the Class A-1 Notes as a group,
Class A-2 Notes as a group,  Class A-3 Notes as a group,  Class A-4 Notes as a group and the Class A-5 Notes as a group).  With respect to any  Certificate,  all Certificates  that bear the same Class  designation,  (i.e., the Class SB Certificates as a group,  Class R-I
Certificates  as a group and Class R-II  Certificates as a group).  With respect to any Regular  Interest,  all Regular  Interests that bear the same class designation.

         Class A-1 Notes: The Class A-1 GMACM Home Equity  Loan-Backed  Term Notes,  Series  2007-HE1,  in  substantially  the form set forth in Exhibit A-1 to the Indenture.

         Class A-2 Notes: The Class A-2 GMACM Home Equity  Loan-Backed  Term Notes,  Series  2007-HE1,  in  substantially  the form set forth in Exhibit A-1 to the Indenture.

         Class A-3 Notes: The Class A-3 GMACM Home Equity  Loan-Backed  Term Notes,  Series  2007-HE1,  in  substantially  the form set forth in Exhibit A-1 to the Indenture.

         Class A-4 Notes: The Class A-4 GMACM Home Equity  Loan-Backed  Term Notes,  Series  2007-HE1,  in  substantially  the form set forth in Exhibit A-1 to the Indenture.

         Class A-5  Lockout  Distribution  Amount:  With  respect  to any  Payment  Date,  the  product  of (a) the  Class A-5  Lockout
Percentage  for such Payment Date and (b) the  Class A-5  Pro Rata  Distribution  Amount for such Payment  Date.  In no event shall the
Class A-5 Lockout  Distribution  Amount for a Payment Date exceed the Principal  Collection  Distribution Amount or the Note Balance of
the Class A-5 Notes immediately prior to such Payment Date.

         Class A-5 Lockout Percentage:  With respect to each Payment Date, the applicable percentage set forth below:

                                                                                      Class A-5
                                   Payment Dates                                  Lockout Percentage
         _________________________________________________________________        __________________
         April 2007 through and including March 2010......................                0%
         April 2010 through and including March 2012......................               45%
         April 2012 through and including March 2013......................               80%
         April 2013 through and including March 2014......................              100%
         April 2014 and thereafter........................................              300%

         Class A-5 Notes: The Class A-5 GMACM Home Equity  Loan-Backed  Term Notes,  Series  2007-HE1,  in  substantially  the form set forth in Exhibit A-1 to the Indenture.

         Class A-5 Pro Rata  Distribution  Amount:  With respect to any Payment Date, an amount equal to the product of (a) a fraction, the numerator of which is the Note Balance of the Class A-5 Notes  immediately  prior to such Payment Date and the denominator of which is the aggregate Note Balance of the Notes immediately prior to such Payment Date and (b) the Principal Distribution Amount.

                                                                    4

         Class Principal  Balance:  For each Class of Notes,  the Initial Note Balance  thereof as reduced on each  successive  Payment
Date by principal  distributed in respect thereof on such Payment Date pursuant to Section 3.03 of the Servicing  Agreement and Section
3.05 of the Indenture.

         Class R Certificates:  The Class R-I  Certificates and Class R-II  Certificates,  each as substantially in the form of Exhibit
I to the Trust Agreement and entitled to distributions as provided in the Trust Agreement.

         Class SB  Certificates:  The Class SB Certificates  substantially in the form of Exhibit A to the Trust Agreement and entitled to distributions as provided in the Trust Agreement.

         Class SB Distribution  Amount:  On any Payment Date, the sum of (i) Accrued  Certificate  Interest for such Payment Date, (ii)
the amounts payable to the Certificates  pursuant to Section  3.05(a)(x) of the Indenture and (iii) the  Overcollateralization  Release
Amount,  if any,  for the  Determination  Date related to such Payment  Date,  reduced,  but not below zero,  by the  Liquidation  Loss
Distribution  Amount and  Overcollateralization  Increase  Amount for such Payment  Date,  all of the  foregoing  done  without  double counting either in addition or subtraction.

         Closing Date: March 29, 2007.

         Code:  The Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

         Collateral:  The meaning specified in the Granting Clause of the Indenture.

         Collection Period:  With respect to any Mortgage Loan and Payment Date, the calendar month preceding any such Payment Date.

         Collections:  With  respect to any  Collection  Period,  all  Interest  Collections  and  Principal  Collections  during  such
Collection Period.

         Combined  Loan-to-Value  Ratio or CLTV: With respect to each Mortgage Loan, the ratio,  expressed as a percentage,  of the sum of (i) the initial  principal  balance of such Mortgage  Loan,  and (ii) any  outstanding  principal  balance,  at  origination of such
Mortgage Loan, of all other mortgage loans, if any, secured by senior or subordinate  liens on the related Mortgaged  Property,  to the
Appraised Value, or, when not available, the Stated Value.

         Commission:  The Securities and Exchange Commission.

         Corporate Trust Office:  With respect to the Indenture  Trustee,  Certificate  Registrar,  Certificate Paying Agent and Paying
Agent, the principal  corporate trust office of the Indenture  Trustee and Note Registrar at which at any particular time its corporate trust  business  shall be  administered,  which office at the date of the  execution of this  instrument  is located at 2 North LaSalle
Street,  Suite 1020, Chicago,  Illinois 60602,  Attention:  Structured Finance Services - GMACM Home Equity Loan Trust Series 2007 HE1.
With respect to the Owner  Trustee,  the  principal  corporate  trust office of the Owner Trustee at which at any  particular  time its corporate  trust  business  shall be  administered,  which office at the date of the  execution  of this Trust  Agreement is located at
Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration.

                                                                    5

         Custodial  Account:  The account or  accounts  created and  maintained  by the  Servicer  pursuant to  Section 3.02(b)  of the
Servicing Agreement, in which the Servicer shall deposit or cause to be deposited certain amounts in respect of the Mortgage Loans.

         Custodial  Agreement:  The Custodial  Agreement,  dated the Closing Date,  among the  Custodian,  the Indenture  Trustee,  the
Issuer and the Servicer relating to the custody of the Mortgage Loans and the Related Documents.

         Custodian:  GMAC Bank and its  successors  and  assigns,  as  applicable  pursuant to the  Custodial  Agreement,  or any other successor  custodian of the Mortgage  Files  appointed  by the  Indenture  Trustee and  reasonably  acceptable  to the Enhancer and the
Servicer.

         Cut-Off Date:  March 1, 2007.

         Cut-Off Date Principal  Balance:  With respect to any Initial Mortgage Loan or Subsequent  Mortgage Loan, the unpaid principal balance  thereof as of the close of business on the last day of the Billing Cycle  immediately  prior to the Cut-Off Date or Subsequent
Cut-Off Date, as the case may be.

         Default:  Any occurrence which is or with notice or the lapse of time or both would become an Event of Default.

         Deficiency Amount:  As defined in the Policy.

         Definitive Notes:  Any definitive, fully registered Note, as described in Section 4.06 of the Indenture.

         Deleted Loan:  A Mortgage Loan replaced or to be replaced with an Eligible Substitute Loan.

         Delinquent:  As used herein,  a Mortgage  Loan is  considered  to be: "30 to 59 days" or "30 or more days"  delinquent  when a payment due on any  scheduled due date remains  unpaid as of the close of business on the next  following  monthly due date.  Since the determination  as to whether a Mortgage  Loan falls into these  categories is made as of the close of business on the last business day of each month,  a Mortgage  Loan with a payment due on July 1 that  remained  unpaid as of the close of business on July 31 would still be  considered  current as of July 31. If that  payment  remained  unpaid as of the close of business on August 31, the  Mortgage  Loan would then be considered  30-59 days  delinquent.  Delinquency  information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

                                                                    6

         Delinquency  Percentages:  With respect to any Payment Date,  the  percentage  equivalent of a fraction  (A) the  numerator of which is the Principal  Balance that are  Delinquent  for 60 days or more as of such Payment Date and (B) the  denominator  of which is the Pool Balance, in each case as of the beginning of the related Collection Period, expressed as a percentage.

         Depositor:  Residential Asset Mortgage Products, Inc., a Delaware corporation, or its successor in interest.

         Depository:  The  Depository  Trust  Company or a  successor  appointed  by the  Indenture  Trustee  with the  approval of the
Issuer.  Any successor to the Depository  shall be an  organization  registered as a "clearing  agency"  pursuant to Section 17A of the
Exchange Act and the regulations of the Commission thereunder.

         Depository  Participant:  A Person for whom,  from time to time, the Depository  effects  book-entry  transfers and pledges of securities deposited with the Depository.

         Determination  Date:  With  respect to any Payment  Date,  the 18th day of the month in which such  Payment  Date occurs or if such day is not a Business Day, the next succeeding Business Day.

         Disqualified  Organization:  Any organization  defined as a "disqualified  organization" under Section 860E(e)(5) of the Code, and if not  otherwise  included,  any of the  following:  (i) the  United  States,  any State or  political  subdivision  thereof,  any possession of the United States, or any agency or  instrumentality  of any of the foregoing (other than an  instrumentality  which is a corporation  if all of its  activities  are subject to tax and,  except for Freddie  Mac, a majority of its board of  directors  is not selected by such governmental unit), (ii) a foreign  government,  any international  organization,  or any agency or instrumentality of any of the foregoing,  (iii) any organization (other than certain farmers' cooperatives  described in Section 521 of the Code) which is exempt  from the tax imposed by Chapter 1 of the Code  (including  the tax  imposed by Section  511 of the Code on  unrelated  business taxable  income),  (iv) rural electric and telephone  cooperatives  described in Section  1381(a)(2)(C)  of the Code, (v) any "electing large  partnership,"  as defined in Section  775(a) of the Code and (vi) any other Person so  designated  by the Trustee  based upon an
Opinion of Counsel  that the holding of an  Ownership  Interest in a Class R  Certificate  by such Person may cause the Trust Estate or any Person  having an Ownership  Interest in any Class of  Certificates  (other than such Person) to incur a liability  for any federal tax imposed under the Code that would not  otherwise be imposed but for the Transfer of an Ownership  Interest in a Class R Certificate
to such Person.  The terms  "United  States,"  "State" and  "international  organization"  shall have the meanings set forth in Section
7701 of the Code or successor provisions.

         Distribution  Account:  The  account  or  accounts  created  and  maintained  by the  Certificate  Paying  Agent  pursuant  to
Section 3.10(c)  of the Trust Agreement.  The Certificate  Paying Agent will make all  distributions on the Certificates  from money on deposit in the Distribution Account.

         Due Date: With respect to each Mortgage Loan, the date on which monthly payments on such Mortgage Loan are due.

                                                                    7

         Eligible  Account:  An account that is any of the  following:  (i)  maintained  with a depository  institution  the short-term debt  obligations  of which have been rated by each  Rating  Agency in its highest  rating  category  available,  or (ii) an account or accounts in a depository  institution  in which such accounts are fully insured to the limits  established  by the FDIC,  provided that any deposits not so insured shall,  to the extent  acceptable to each Rating Agency,  as evidenced in writing,  be maintained such that
(as evidenced by an Opinion of Counsel  delivered to the Indenture  Trustee and each Rating Agency) the Indenture  Trustee have a claim with respect to the funds in such account or a perfected  first security  interest  against any  collateral  (which shall be limited to
Permitted  Investments)  securing  such funds  that is  superior  to claims of any other  depositors  or  creditors  of the  depository institution with which such account is maintained,  or (iii) an account or accounts  maintained with a depository  institution or trust company,  as long as its short-term  debt  obligations  are rated P-1 by Moody's,  and A-1+ by Standard & Poor's (or the equivalent) or better by each  Rating  Agency,  and its long term debt  obligations  are rated A2 by  Moody's  and AA- by  Standard  & Poor's  (or the
equivalent)  or better by each Rating  Agency,  or (iv) a  segregated  trust  account or accounts  maintained  in the  corporate  trust division  of a  depository  institution  or trust  company,  acting in its  fiduciary  capacity,  or (v) an  account or  accounts  of a depository  institution  acceptable  to each Rating  Agency (as evidenced in writing by each Rating Agency that use of any such account will not cause a Rating Event (if determined without regard to the Policy).

         Eligible  Substitute  Loan: A Mortgage Loan  substituted by either Seller for a Deleted Loan,  which must, on the date of such substitution,  as confirmed in an Officers'  Certificate delivered to the Indenture Trustee, (i) have an outstanding principal balance, after deduction of the principal  portion of the monthly payment due in the month of substitution  (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate  outstanding  principal  balance,  after such deduction),  not in excess of the  outstanding  principal  balance of the Deleted  Loan (the amount of any  shortfall  to be deposited by the Seller in the
Custodial  Account in the month of  substitution);  (ii) comply  with each  representation  and warranty made by GMACM and set forth in
Section 3.1(b) of the Purchase Agreement,  other than clauses (viii), (xiii), (xxiv), (xxv)(B),  (xxvi) and (xxvii) thereof, and comply with each of the representations  and warranties made by WG Trust 2003 set forth in  Section 3.1(d)(II)  of the Purchase Agreement,  as of the date of  substitution;  (iii) have  a Loan Rate and Net Loan Rate no lower than and not more than 1% per annum  higher  than the
Loan  Rate and Net Loan  Rate,  respectively,  of the  Deleted  Loan as of the date of  substitution;  (iv)  have a CLTV at the time of substitution  no higher than that of the Deleted Loan at the time of  substitution;  (v) have a remaining  term to stated  maturity not greater than (and not more than one year less than) that of the Deleted Loan; and (vi) not be 30 days or more delinquent.

         Enhancer: MBIA Insurance Corporation, or any successor thereto.

         Enhancer Default:  Any failure by the Enhancer to make a payment required under the Policy in accordance with its terms.

         Enhancer  Optional  Deposit:  Amounts  deposited  by or on behalf of the  Enhancer  in the Note  Payment  Account,  other than
Insured Amounts, to be applied to the Notes.

         ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

                                                                    8

         Event of Default:  With respect to the  Indenture,  any one of the  following  events  (whatever  the reason for such Event of
Default and whether it shall be voluntary or  involuntary  or be effected by  operation of law or pursuant to any  judgment,  decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a)  a  default in the payment of the principal of, any  installment of the principal of or interest on any Note when the same becomes due and payable, and such default shall continue for a period of five days;

         (b)  there  occurs a default in the  observance  or  performance  in any material  respect of any covenant or agreement of the
Issuer made in the Indenture,  or any  representation  or warranty of the Issuer made in the Indenture or in any certificate  delivered pursuant  hereto or in connection  herewith  proving to have been incorrect in any material  respect as of the time when the same shall have been made that has a material  adverse  effect on the  Noteholders  or the  Enhancer,  and such default  shall  continue or not be cured,  or the  circumstance  or  condition  in respect of which such  representation  or warranty  was  incorrect  shall not have been eliminated or otherwise  cured,  for a period of 30 days after there shall have been given,  by  registered  or certified  mail, to the
Issuer by the Indenture  Trustee or to the Issuer and the Indenture  Trustee by the Enhancer or the  Noteholders of at least 25% of the aggregate Note Balance of the Notes, a written notice  specifying  such default or incorrect  representation  or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder;

         (c)  there  occurs the filing of a decree or order for relief by a court  having  jurisdiction  in the  premises in respect of the Issuer or any  substantial  part of the Trust  Estate in an  involuntary  case under any  applicable  federal or state  bankruptcy, insolvency  or other  similar law now or hereafter in effect,  or  appointing a receiver,  liquidator,  assignee,  custodian,  trustee, sequestrator  or similar  official of the Issuer or for any  substantial  part of the Trust  Estate,  or  ordering  the  winding-up  or liquidation  of the  Issuer's  affairs,  and such decree or order shall remain  unstayed  and in effect for a period of 60  consecutive days; or

         (d)  there  occurs the  commencement  by the Issuer of a  voluntary  case under any  applicable  federal or state  bankruptcy, insolvency  or other  similar law now or  hereafter  in effect,  or the consent by the Issuer to the entry of an order for relief in an involuntary  case under any such law, or the consent by the Issuer to the appointment or taking  possession by a receiver,  liquidator, assignee,  custodian,  trustee,  sequestrator or similar  official of the Issuer or for any substantial part of the assets of the Trust
Estate, or the making by the Issuer of any general  assignment for the benefit of creditors,  or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

         Exchange Act:  The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         Excess  Spread:  With respect to any Payment  Date and without  taking into account any Insured  Amount,  if any,  paid by the
Enhancer under the Policy for such Payment Date, the excess,  if any, of (i) Interest  Collections  for the related  Collection  Period over (ii) the sum of (x) the sum of (A) the premium  allocable  to such Payment  Date and (B) any unpaid  premium for the Policy,  with interest  thereon as provided in the Insurance  Agreement and (y) the aggregate  amount  distributed to the  Noteholders as interest on such Payment Date pursuant to Section 3.05(a)(i) of the Indenture.

                                                                    9

         Expenses:  The meaning specified in Section 7.02 of the Trust Agreement.

         Fannie Mae:  Fannie Mae, formerly the Federal National Mortgage Association, or any successor thereto.
         FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

         Final Payment Date:  The Payment Date in August 2037.

         Fiscal Year:  The fiscal year of the Trust, which shall end on December 31 of each year.

         Foreclosure  Profit:  With  respect  to a  Liquidated  Mortgage  Loan,  the  amount,  if any,  by which (i) the  aggregate  of
Liquidation  Proceeds net of Liquidation  Expenses  exceeds (ii) the Principal  Balance of such Liquidated  Mortgage Loan (plus accrued and unpaid  interest  thereon at the applicable Loan Rate from the date interest was last paid through the date of receipt of the final
Liquidation Proceeds) immediately prior to the final recovery of the related Liquidation Proceeds.

         Form 10-K Certification:  As defined in Section 4.02(c) of the Servicing Agreement.

         Freddie Mac:  Freddie Mac, formerly the Federal Home Loan Mortgage Corporation, or any successor thereto.

         GAAP: Generally accepted accounting principles.

         Grant: Pledge, bargain, sell, warrant,  alienate,  remise, release,  convey, assign,  transfer,  create, and grant a lien upon and a security  interest in and right of set-off  against,  deposit,  set over and confirm  pursuant to the  Indenture.  A Grant of the
Collateral or of any other agreement or instrument  shall include all rights,  powers and options (but none of the  obligations) of the granting party thereunder,  including the immediate and continuing right to claim for, collect,  receive and give receipt for principal and interest payments in respect of such collateral or other agreement or instrument and all other moneys payable  thereunder,  to give and receive  notices and other  communications,  to make waivers or other  agreements,  to exercise  all rights and  options,  to bring proceedings  in the name of the granting  party or otherwise,  and generally to do and receive  anything that the granting  party is or may be entitled to do or receive thereunder or with respect thereto.

         GMAC:  GMAC LLC, and its successors and assigns.

         GMACM:  GMAC Mortgage, LLC, and its successors and assigns.

         Indemnified Party:  The meaning specified in Section 7.02 of the Trust Agreement.

                                                                    10

         Indenture:  The indenture dated as of the Closing Date between the Issuer and the Indenture Trustee.

         Indenture Trustee: The Bank of New York Trust Company,  N.A., a national banking  association,  and its successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.

         Independent:  When used with  respect to any  specified  Person,  such Person (i) is in fact  independent  of the Issuer,  any other obligor on the Notes,  the Sellers,  the Depositor  and any  Affiliate of any of the  foregoing  Persons,  (ii) does not have any direct  financial  interest or any material  indirect  financial  interest in the Issuer,  any such other  obligor,  the  Sellers,  the
Depositor or any Affiliate of any of the foregoing  Persons and (iii) is not connected  with the Issuer,  any such other  obligor,  the
Sellers,  the Depositor or any Affiliate of any of the  foregoing  Persons as an officer,  employee,  promoter,  underwriter,  trustee, partner, director or person performing similar functions.

         Independent  Certificate:  A  certificate  or  opinion  to be  delivered  to the  Indenture  Trustee  under the  circumstances described in, and otherwise  complying with, the applicable  requirements  of  Section 10.01  of the Indenture,  made by an Independent appraiser or other expert  appointed by an Issuer Order and approved by the Indenture  Trustee in the exercise of reasonable  care, and such opinion or  certificate  shall state that the signer has read the  definition  of  "Independent"  in this  Indenture  and that the signer is Independent within the meaning thereof.

         Initial Aggregate Note Balance: $1,185,871,000.

         Initial Class A-1 Note Balance:   $677,500,000.

         Initial Class A-2 Note Balance:   $136,300,000.

         Initial Class A-3 Note Balance:   $129,600,000.

         Initial Class A-4 Note Balance:   $123,871,000.

         Initial Class A-5 Note Balance:   $118,600,000.

         Initial Certificate Balance:           $169.47.

         Initial  Mortgage Loans:  The mortgage loans initially  transferred by the Depositor to the Issuer on the Closing Date,  which are listed on the Mortgage Loan Schedule on such date.

         Initial Note  Balance:  The Initial Class A-1 Note  Balance,  Initial Class A-2 Note Balance,  Initial Class A-3 Note Balance,
Initial Class A-4 Note Balance or Initial Class A-5 Note Balance as applicable.

         Initial Pool Balance:  The sum of (a) the aggregate  Principal  Balances of the Initial  Mortgage Loans as of the Cut-off Date
and (b) the Original Pre-Funded Amount.

                                                                    11

         Insolvency  Event:  With  respect to a  specified  Person,  (a) the  filing of a decree or order for relief by a court  having jurisdiction  in the  premises in respect of such Person or any  substantial  part of its  property  in an  involuntary  case under any applicable  bankruptcy,  insolvency or other similar law now or hereafter in effect,  or appointing a receiver,  liquidator,  assignee, custodian,  trustee,  sequestrator  or similar  official for such Person or for any substantial  part of its property,  or ordering the winding-up or liquidation  of such Person's  affairs,  and such decree or order shall remain  unstayed and in effect for a period of 60 consecutive  days; or (b) the  commencement  by such Person of a voluntary  case under any applicable  bankruptcy,  insolvency or other similar  law now or  hereafter  in effect,  or the consent by such  Person to the entry of an order for relief in an  involuntary  case under any such law, or the consent by such Person to the  appointment  of or taking  possession  by a receiver,  liquidator,  assignee, custodian,  trustee,  sequestrator or similar  official for such Person or for any substantial  part of its property,  or the making by such Person of any general  assignment for the benefit of creditors,  or the failure by such Person  generally to pay its debts as such debts become due or the admission by such Person in writing (as to which the  Indenture  Trustee shall have notice) of its inability to pay its debts  generally,  or the adoption by the Board of Directors or managing member of such Person of a resolution which authorizes action by such Person in furtherance of any of the foregoing.

         Insurance Agreement:  The Insurance Agreement dated as of March 1, 2007, among the Servicer,  the Sellers, the Depositor,  the
Issuer, the Indenture Trustee, the Owner Trustee and the Enhancer, including any amendments and supplements thereto.

         Insurance  Proceeds:  Proceeds paid by any insurer  (other than the  Enhancer)  pursuant to any  insurance  policy  covering a
Mortgage Loan which are required to be remitted to the Servicer,  or amounts  required to be paid by the Servicer  pursuant to the next to last sentence of Section 3.04 of the Servicing  Agreement,  net of any component thereof (i) covering any expenses incurred by or on behalf of the Servicer in connection  with obtaining such  proceeds,  (ii) that is applied to the  restoration or repair of the related
Mortgaged  Property,  (iii)  released to the related  Mortgagor in  accordance  with the  Servicer's  normal  servicing  procedures  or
(iv) required to be paid to any holder of a mortgage senior to such Mortgage Loan.

         Insured Amount:  As defined in the Policy.

         Interest Carry Forward  Amount:  With respect to any Payment Date and any Class of Notes (other than the Class A-1  Notes) the sum of:

         (1) if on such Payment Date the Note Rate on any such  Class is  limited to the Net WAC Rate,  the excess of (a) the amount of interest such  Class would  have been entitled to receive  without regard to the Net WAC Rate on such Payment Date, over (b) the amount of interest that such  Class was  entitled to receive on such Payment Date because the  applicable  Note Rate was calculated at the Net
WAC Rate; and

         (2) the Interest  Carry  Forward  Amount for all previous  Payment Dates for such  Class not  previously  paid,  together with interest thereon at a rate equal to the Note Rate for such Payment Date.

         With respect to any Payment Date and the Class A-1 Notes, the sum of: (1) the excess of:

                                                                    12

         o           if on such Payment Date the Note Rate for the  Class A-1  Notes is limited to the Net WAC Rate, the amount of interest  that the  Class A-1  Notes would have been  entitled to receive on such
                     Payment  Date had the  applicable  Note Rate been  calculated  as a per annum rate equal to the lesser of  (a) One-Month  LIBOR plus the related  Margin and (b) with  respect to the Class A-1
                     Notes only, 10.00%, over

         o           the amount of interest that the  Class A-1  Notes were entitled to receive on such Payment Date because the applicable Note Rate was calculated at the Net WAC Rate; and

         (2)  the  Interest Carry Forward Amount for the Class A-1 Notes for all previous Payment Dates not previously  paid,  together with interest thereon at a rate equal to the applicable Note Rate for such Payment Date.

         Interest  Collections:  With respect to any Payment Date,  the sum of all payments by or on behalf of Mortgagors and any other amounts  constituting  interest  (including  without  limitation  such  portion of Insurance  Proceeds,  Net  Liquidation  Proceeds and
Repurchase  Prices as is allocable to interest on the applicable  Mortgage  Loan) as is paid by the Sellers or the Servicer  (including any optional  servicing  advance) or is collected and applied by the Servicer  under the Mortgage  Loans during the related  Collection
Period,  and reduced by the Servicing Fee for the related  Collection Period and by any fees (including annual fees) or late charges or similar  administrative  fees paid by Mortgagors  during the related  Collection  Period.  The terms of the related Mortgage Note shall determine the portion of each payment in respect of such Mortgage Loan that constitutes principal or interest.

         Interest  Coverage  Amount:  The amount to be paid from proceeds  from the sale of the Notes for deposit into the  Capitalized
Interest  Account  pursuant  to  Section  3.19 of the  Servicing  Agreement  on the  Closing  Date,  which  amount  initially  shall be
$3,055,120.96 and thereafter, shall be the amount computed in accordance with Section 3.19 of the Servicing Agreement.

         Interest  Period:  With  respect to each Class of Notes  (other than the Class A-1 Notes) and any Payment  Date,  the calendar month  preceding  such Payment Date.  With respect to any Payment Date and the Class A-1 Notes,  other than the first Payment Date, the period  commencing  on the Payment Date in the month  immediately  preceding  the month in which such Payment Date occurs and ending on the day preceding such Payment Date,  and in the case of the first Payment Date,  the period  commencing on the Closing Date and ending on the day preceding the first Payment Date.

         Issuer or Trust:  The GMACM Home Equity Loan Trust 2007-HE1, a Delaware statutory trust, or its successor in interest.

         Issuer  Order or Issuer  Request:  A written  order or request  signed in the name of the Issuer by any one of its  Authorized
Officers and delivered to the Indenture Trustee.

         LIBOR  Business  Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which  banking  institutions  in the city of London, England are required or authorized by law to be closed.

                                                                    13

         Lien:  Any mortgage,  deed of trust,  pledge,  conveyance,  hypothecation,  assignment,  participation,  deposit  arrangement, encumbrance,  lien  (statutory  or  other),  preference,  priority  right or  interest  or other  security  agreement  or  preferential arrangement of any kind or nature whatsoever,  including,  without limitation, any conditional sale or other title retention agreement, any financing lease having  substantially  the same economic  effect as any of the foregoing and the filing of any financing  statement under the UCC (other than any such financing  statement filed for  informational  purposes only) or comparable law of any  jurisdiction to evidence any of the foregoing;  provided,  however,  that any assignment  pursuant to Section 6.02 of the Servicing  Agreement shall not be deemed to constitute a Lien.

         Liquidated  Mortgage  Loan:  With  respect to any  Payment  Date,  any  Mortgage  Loan in respect  of which the  Servicer  has determined,  in accordance with the servicing procedures specified in the Servicing Agreement,  as of the end of the related Collection
Period that substantially all Liquidation  Proceeds which it reasonably expects to recover,  if any, with respect to the disposition of the related REO Property have been recovered.

         Liquidation  Expenses:  All  out-of-pocket  expenses  (exclusive  of  overhead)  incurred  by or on behalf of the  Servicer in connection with the liquidation of any Mortgage Loan and not recovered under any insurance  policy,  including legal fees and expenses, any unreimbursed amount expended  (including,  without  limitation,  amounts advanced to correct defaults on any mortgage loan which is senior to such  Mortgage Loan and amounts  advanced to keep current or pay off a mortgage  loan that is senior to such  Mortgage  Loan)
respecting  such  Mortgage  Loan  and any  related  and  unreimbursed  expenditures  for real  estate  property  taxes or for  property restoration, preservation or insurance against casualty loss or damage.

         Liquidation  Loss  Amount:  With respect to any Payment Date and any  Mortgage  Loan that became a  Liquidated  Mortgage  Loan during the related  Collection  Period,  the unrecovered  portion of the Principal Balance of such Mortgage Loan and any unpaid accrued interest  thereon at the end of such Collection  Period,  after giving effect to the Net Liquidation  Proceeds  applied in reduction of such Principal Balance.

         Liquidation  Loss  Distribution  Amount:  With  respect to any  Payment  Date,  an amount  equal to the sum of (A) 100% of the
Liquidation  Loss Amounts on such Payment  Date,  plus (B) any  Liquidation  Loss Amounts  remaining  undistributed  from any preceding
Payment Date. Any Liquidation  Loss Amount  remaining  undistributed  from any preceding  payment date shall not be required to be paid as a  Liquidation  Loss  Distribution  Amount to the extent  that a  Liquidation  Loss  Amount was paid on the notes by means of excess interest or a draw on the Policy or was reflected in the reduction of the Overcollateralization Amount.

         Liquidation  Proceeds:  Proceeds  (including  Insurance  Proceeds  but not  including  amounts  drawn under the Policy) if any received in connection with the liquidation of any Mortgage Loan or related REO Property,  whether through trustee's sale,  foreclosure sale or otherwise.

         LT1 Principal  Distribution  Amount:  For any Payment Date, the excess, if any, of the REMIC I Principal  Reduction Amount for
REMIC I Regular Interest LT1 for such Payment Date over the principal  Liquidation  Loss Amounts  allocated to REMIC I Regular Interest
LT1 on such Payment Date.

                                                                    14

         LT2  Principal  Distribution  Amount:  For any Payment Date,  the excess,  if any, of the REMIC I Principal  Reduction  Amount
REMIC I Regular Interest LT2 for such Payment Date over the principal  Liquidation  Loss Amounts  allocated to REMIC I Regular Interest
LT2 on such Payment Date.

         LT3  Principal  Distribution  Amount:  For any Payment Date,  the excess,  if any, of the REMIC I Principal  Reduction  Amount
REMIC I Regular Interest LT3 for such Payment Date over the principal  Liquidation  Loss Amounts  allocated to REMIC I Regular Interest
LT3 on such Payment Date.

         LT4  Principal  Distribution  Amount:  For any Payment Date,  the excess,  if any, of the REMIC I Principal  Reduction  Amount
REMIC I Regular Interest LT4 for such Payment Date over the principal  Liquidation  Loss Amounts  allocated to REMIC I Regular Interest
LT4 on such Payment Date.

         LT5  Principal  Distribution  Amount:  For any Payment Date,  the excess,  if any, of the REMIC I Principal  Reduction  Amount
REMIC I Regular Interest LT5 for such Payment Date over the principal  Liquidation  Loss Amounts  allocated to REMIC I Regular Interest
LT5 on such Payment Date.

         Loan Rate:  With  respect to any  Mortgage  Loan and any day,  the per annum rate of  interest  applicable  under the  related
Mortgage Note.

         Lost Note Affidavit:  With respect to any Mortgage Loan as to which the original  Mortgage Note has been  permanently  lost or destroyed and has not been replaced,  an affidavit from the related Seller  certifying  that the original  Mortgage Note has been lost, misplaced or destroyed (together with a copy of the related Mortgage Note, if available).

         Margin: With respect to the Class A-1 Notes, 0.140%.

         MERS:  Mortgage Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of
Delaware, or any successor thereto.

         MERS® System:  The system of recording transfers of Mortgages electronically maintained by MERS.

         MIN:  The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS® System.

         MOM Loan:  With respect to any Mortgage Loan,  MERS acting as the mortgagee of such Mortgage  Loan,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

         Monthly  Payment:  With respect to any Mortgage Loan  (including  any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the terms of such Mortgage Loan.

         Moody's:  Moody's Investors Service, Inc., or its successor in interest.

                                                                    15

         Mortgage:  The  mortgage,  deed of trust or other  instrument  creating  a first or second  lien on an  estate  in fee  simple interest in real property securing a Mortgage Loan.

         Mortgage File:  With respect to each Mortgage Loan:

                           (i)  the  original  Mortgage Note endorsed or assigned  without recourse in blank (which  endorsement  shall contain  either an original  signature  or a facsimile  signature of an  authorized  officer of GMACM) or, with respect to any Mortgage
Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, a Lost Note Affidavit;

                           (ii)  the  original  Mortgage,  noting the  presence of the MIN of the  Mortgage  Loan,  if the  Mortgage is
registered on the MERS® System,  and language  indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording  thereon,  or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original  Mortgage  certified by GMACM that such Mortgage has been sent for recording,  or a county  certified copy of such Mortgage in the event the recording office keeps the original or if the original is lost;

                           (iii)  unless  the Mortgage  Loan is  registered on the MERS®  System,  original  assignments  (which may be included in one or more blanket  assignments  if permitted by  applicable  law) of the Mortgage in  recordable  form from GMACM to "The
Bank of New York Trust  Company,  N.A., as Indenture  Trustee under that certain  Indenture  dated as of March 29, 2007, for GMACM Home
Equity Loan Trust 2007-HE1, Home Equity Loan-Backed Term Notes" c/o the Servicer at an address specified by the Servicer;

                           (iv)  originals of any intervening  assignments of the Mortgage from the originator to GMACM (or to MERS, if the Mortgage Loan is registered on the MERS® System,  and which notes the presence of a MIN), with evidence of recording  thereon,  or, if the  original  of any such  intervening  assignment  has not yet been  returned  from the public  recording  office,  a copy of such original intervening assignment certified by GMACM that such original intervening assignment has been sent for recording; and

                           (v)  a true and correct copy of each assumption,  modification,  consolidation or substitution agreement, if any, relating to such Mortgage Loan; and

                           (vi)  any  documents  required to be added to such documents pursuant to the Purchase  Agreement,  the Trust
Agreement or the Servicing Agreement.

         It is  understood  that the  Mortgage  File  (other than item (i) above) may be retained  in  microfilm,  microfiche,  optical storage or magnetic  media in lieu of hard copy;  provided,  that with respect to any Mortgage Loan not registered on the MERS® System, the original assignment of Mortgage described in clause (iii) above shall be retained in the Mortgage File.

         Mortgage Loan Schedule:  The initial  schedule of Initial  Mortgage Loans as of the Cut-Off Date set forth in Exhibit A of the
Servicing  Agreement,  and as of each  Subsequent  Cut-Off Date, any Subsequent  Mortgage  Loans,  which schedule sets forth as to each
Mortgage Loan (i) the Cut-Off Date Principal Balance, (ii) the loan number and (iii) the lien position of the related Mortgage.

                                                                    16

         Mortgage  Loans:  At any time,  all Initial  Mortgage  Loans and  Subsequent  Mortgage Loans that have been sold to the Issuer pursuant to, in the case of Initial  Mortgage Loans, the Trust  Agreement,  or, in the case of Subsequent  Mortgage Loans, a Subsequent
Transfer  Agreement,  together with all monies due or become due  thereunder or the Related  Documents,  and that remain subject to the terms thereof.

         Mortgage Note:  With respect to a Mortgage Loan, the  promissory  note pursuant to which the related  Mortgagor  agrees to pay the indebtedness evidenced thereby and secured by the related Mortgage as modified or amended.

         Mortgaged Property:  The underlying property, including real property and improvements thereon, securing a Mortgage Loan.

         Mortgagor:  The obligor or obligors under a Mortgage Note.

         Net Liquidation  Proceeds:  With respect to any Liquidated  Mortgage Loan,  Liquidation  Proceeds net of Liquidation  Expenses
(but not including  the portion,  if any, of such amount that exceeds the  Principal  Balance of, plus accrued and unpaid  interest on, such Mortgage Loan at the end of the Collection Period  immediately  preceding the Collection Period in which such Mortgage Loan became a Liquidated Mortgage Loan) and including any Recovery Amounts.

         Net Loan Rate:  With respect to any Payment Date and any Mortgage Loan, the Loan Rate of that Mortgage Loan  applicable to the
Due Date in the related Collection Period, net of the Servicing Fee Rate.

         Net WAC Rate:  With respect to any Payment Date,  (i) a per annum rate equal to the weighted  average of the Net Loan Rates of the Mortgage  Loans as of the first day of the month  preceding the month in which such Payment Date occurs,  and weighted on the basis of the  respective  Principal  Balances of such Mortgage  Loans as of the first day of the related  Collection  Period,  minus (ii) the premium rate on the Policy  multiplied by a fraction,  the numerator of which is the sum of the Note  Balances and the  denominator  of which is the Pool Balance.

         Net Worth:  As of any date of  determination,  the net worth of GMACM and its  consolidated  subsidiaries,  as  determined  in accordance with GAAP.

         Non-United States Person:  Any Person other than a United States Person.

         Note Balance:  With respect to any Payment Date and the Notes,  the Initial  Aggregate Note Balance reduced by all payments of principal on the Notes prior to such Payment Date and any  allocation  of  Liquidation  Loss Amounts on the Notes prior to such Payment
Date.

         Note Owner or Owner:  The Beneficial Owner of a Note.

         Note Payment  Account:  The account  established by the Indenture  Trustee pursuant to Sections 3.01 and 8.02 of the Indenture and  Section 5.01  of the Servicing  Agreement.  Amounts  deposited in the Note Payment  Account will be  distributed  by the Indenture
Trustee in accordance with Section 3.05 of the Indenture.

                                                                    17

         Note Rate: With respect to each Interest Period and the related Payment Date, a per annum rate equal to with respect to:

         (a)  the Class A-1 Notes, the least of:

                  o  One-Month LIBOR plus the Margin;

                  o  the Net WAC Cap; and

                  o  10.00%;

         (b)  the Class A-2 Notes, the lesser of (i) 5.621% and (ii) the Net WAC Cap;

         (c)  the Class A-3 Notes, the lesser of (i) 5.773% and (ii) the Net WAC Cap;

         (d)  the  Class A-4  Notes,  the lesser of (i) 5.952% plus, with respect to each Payment Date occurring on or after the second
Payment Date following the first possible Optional Call Date, 1.00% and (ii) the Net WAC Rate; and

         (e)  the  Class A-5  Notes,  the lesser of (i) 5.705% plus, with respect to each Payment Date occurring on or after the second
Payment Date following the first possible Optional Call Date, 1.00% and (ii) the Net WAC Rate;

         Note Register:  The register  maintained by the Note Registrar in which the Note Registrar shall provide for the  registration of Notes and of transfers and exchanges of Notes.

         Note Registrar:  The Indenture Trustee, in its capacity as Note Registrar.

         Noteholder or Holder:  The Person in whose name a Note is registered in the Note Register,  except that,  any Note  registered in the name of the  Depositor,  the  Issuer  or the  Indenture  Trustee  or any  Affiliate  of any of them  shall be  deemed  not to be outstanding and the registered  holder will not be considered a Noteholder for purposes of giving any request,  demand,  authorization, direction,  notice, consent or waiver under the Indenture or the Trust Agreement;  provided,  that in determining whether the Indenture
Trustee shall be protected in relying upon any such request, demand,  authorization,  direction,  notice, consent or waiver, only Notes that the Indenture  Trustee or the Owner Trustee knows to be so owned shall be so  disregarded.  Owners of Notes that have been pledged in good faith may be regarded as Noteholders if the pledgee thereof  establishes to the  satisfaction  of the Indenture  Trustee or the
Owner Trustee such pledgee's  right so to act with respect to such Notes and that such pledgee is not the Issuer,  any other obligor on the Notes or any Affiliate of any of the foregoing Persons.

         Notes:  Any of the  Class A-1  Notes,  Class A-2  Notes,  Class A-3  Notes,  Class A-4 Notes or Class A-5  Notes,  issued  and outstanding pursuant to the Indenture.

                                                                    18

         Notional  Amount:  With respect to the Class SB Certificates  and REMIC II Regular  Interest SB-IO,  immediately  prior to any
Payment Date a notional amount equal to the aggregate of the Uncertificated Principal Balances of the REMIC I Regular Interests.

         Officer's  Certificate:  With respect to the Servicer,  a certificate signed by the President,  Managing Director, a Director, a Vice President or an Assistant Vice President,  of the Servicer and delivered to the Indenture  Trustee.  With respect to the Issuer, a certificate signed by any Authorized Officer of the Issuer,  under the circumstances  described in, and otherwise complying with, the applicable  requirements of Section 10.01 of the Indenture,  and delivered to the Indenture Trustee.  Unless otherwise  specified,  any reference in the Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

         One-Month  LIBOR:  As to any  Interest  Period for the  Class A-1  Notes,  (a) for any  Interest  Period  other than the first
Interest  Period,  the rate for United States dollar deposits for one month that appears on the Reuters Screen LIBOR01 Page as of 11:00
a.m.,  London,  England  time, on the second LIBOR  Business Day prior to the first day of that Interest  Period or (b) with respect to the first  Interest  Period,  the rate for United States dollar  deposits for one month that appears on the Reuters Screen LIBOR01 Page as of 11:00 a.m.,  London,  England  time,  two LIBOR  Business  Days prior to the Closing  Date.  If such rate does not appear on such page,  LIBOR will be the Reference Bank Rate  determined by the Indenture  Trustee.  If no such rate appears and the Indenture  Trustee is unable to determine a Reference Bank Rate, LIBOR will be LIBOR applicable to the preceding Interest Period.

         Opinion of Counsel:  A written opinion of counsel of a law firm reasonably  acceptable to the recipient  thereof.  Any Opinion of Counsel for the Servicer may be provided by in-house counsel for the Servicer if reasonably acceptable.

         Optional Call Date:  Any Payment Date on which the Note Balance is less than 10% of the Initial  Aggregate  Note Balance prior to giving effect to any payments of principal on such Payment Date.

         Original  Pre-Funded  Amount:  The amount  deposited  from the  proceeds of the sale of the  Securities  into the  Pre-Funding
Account on the Closing Date, which amount is $296,467,792.37.

         Outstanding:  With respect to the Notes, as of the date of determination,  all Notes theretofore  executed,  authenticated and delivered under this Indenture except:

                  (i)  Notes theretofore cancelled by the Note Registrar or delivered to the Indenture Trustee for cancellation; and

                  (ii)  Notes in exchange for or in lieu of which other Notes have been executed,  authenticated and delivered pursuant to the Indenture unless proof  satisfactory to the Indenture  Trustee is presented that any such Notes are held by a holder in due course;

provided,  however,  that for  purposes of  effectuating  the  Enhancer's  right of  subrogation  as set forth in  Section 4.12  of the
Indenture  only,  all Notes  that have been paid with  funds  provided  under the Policy  shall be deemed to be  Outstanding  until the
Enhancer has been reimbursed with respect thereto.

                                                                    19

         Overcollateralization  Amount:  With respect to any Payment  Date,  the amount (but not less than zero),  if any, by which (a)
the  aggregate  outstanding  Principal  Balance  of the  Mortgage  Loans as of the  close of  business  on the last day of the  related
Collection  Period,  plus amounts on deposit in the Pre-Funding  Account  (excluding any investment  earnings  thereon) exceeds (b) the aggregate Note Balance of the Notes.

         Overcollateralization  Increase  Amount:  With  respect to any Payment  Date,  an amount equal to the lesser of (1) the Excess
Spread  remaining after the application  thereof to the payment of any Liquidation  Loss  Distribution  Amount on such payment date and
(2) the amount necessary to increase the Overcollateralization Amount to the Overcollateralization Target Amount.

         Overcollateralization  Release  Amount:  With respect to any Payment Date,  the excess,  if any, of the  Overcollateralization
Amount over the  Overcollateralization  Target  Amount,  which,  on such  Payment  Date,  shall not exceed an amount equal to the total
Principal Collections for such Payment Date.

         Overcollateralization  Target  Amount:  With respect to any Payment Date prior to the  Stepdown  Date,  an amount equal to the sum of (i) 1.90% of the initial Pool Balance and (ii) 100% of the  Principal  Balance of the Mortgage  Loans which are 180 days or more delinquent  as of the last day of the related  Collection  Period.  With respect to any Payment Date on or after the Stepdown  Date, an amount  equal to the greater of (i) the sum of (a) 3.80% of the Pool  Balance as of the last day of the related  Collection  Period and
(b) 100% of the  Principal  Balance of the  Mortgage  Loans  which are 180 days or more  delinquent  as of the last day of the  related
Collection  Period and (ii) the sum of (a) 0.60% of the initial  Pool  Balance and (b) 100% of the  Principal  Balance of the  Mortgage
Loans which are 180 days or more  delinquent  as of the last day of the related  Collection  Period;  provided,  however,  (a) upon the occurrence of a Servicing  Trigger  Event,  the  Overcollateralization  Target  Amount shall be no less than the  Overcollateralization
Target Amount as of the previous  Payment Date and (b) if the aggregate  amount of Liquidation  Loss Amounts  (reduced by the aggregate
Subsequent  Net  Recovery  Amounts,  if any,  with  respect to such  Payment  Date)  exceed  3.50% of the  Initial  Pool  Balance,  the
Overcollateralization  Target  Amount will equal 2.05% of the Initial Pool  Balance.  The  Overcollateralization  Target  Amount may be
reduced  from time to time with the  consent of the  Enhancer  and written  notice from each Rating  Agency that the rating will not be reduced or withdrawn as a result of the change in the Overcollateralization Target Amount.

         Owner Trust:  GMACM Home Equity Loan Trust 2007-HE1, created by the Certificate of Trust pursuant to the Trust Agreement.

         Owner Trustee:  Wilmington Trust Company,  not in its individual capacity but solely as owner trustee,  and its successors and assigns or any successor Owner Trustee appointed pursuant to the terms of the Trust Agreement.

         Ownership  Interest:  As to any Certificate,  any ownership or security interest in such  Certificate,  including any interest in such Certificate as the Certificateholder  thereof and any other interest therein,  whether direct or indirect, legal or beneficial, as owner or as pledgee.

                                                                    20

         Paying Agent:  Any paying agent or co-paying  agent  appointed  pursuant to  Section 3.03  of the Indenture,  which  initially shall be the Indenture Trustee.

         Payment Date:  The 25th day of each month, or if such day is not a Business Day, then the next Business Day.

         Percentage  Interest:  With  respect to any Note and Payment  Date,  the  percentage  obtained by dividing the Note Balance of such Note by the  aggregate  Note Balance of all Notes prior to such Payment  Date.  With  respect to any  Certificate  and any Payment
Date, the Percentage Interest stated on the face of such Certificate.

         Permitted Investments:  One or more of the following:

         (i)  obligations  of or guaranteed as to principal and interest by the United States or any agency or instrumentality  thereof when such obligations are backed by the full faith and credit of the United States;

         (ii)  repurchase  agreements on  obligations  specified in clause (i) above  maturing not more than one month from the date of acquisition  thereof;  provided,  that the unsecured  short-term debt  obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating category available;

         (iii)  federal  funds,  certificates of deposit,  demand deposits,  time deposits and bankers'  acceptances  (which shall each have an  original  maturity  of not more than 90 days and,  in the case of  bankers'  acceptances,  shall in no event have an  original maturity  of more  than  365  days or a  remaining  maturity  of more  than 30  days)  denominated  in  United  States  dollars  of any
U.S. depository  institution or trust company  incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign  depository  institution  or trust  company;  provided,  that the short-term  debt  obligations of such  depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal  depository  institution in a  depository  institution  holding  company,  debt  obligations  of the  depository  institution  holding  company)  at the date of acquisition  thereof have been rated by each Rating Agency in its highest short-term rating category  available;  and provided further, that if the only  Rating  Agency is  Standard & Poor's and if the  depository  or trust  company is a  principal  subsidiary  of a bank holding company and the debt obligations of such subsidiary are not separately  rated, the applicable  rating shall be that of the bank holding  company;  and  provided  further,  that if the only  Rating  Agency is  Standard & Poor's and the  original  maturity  of such short-term  debt  obligations  of a domestic  branch of a foreign  depository  institution  or trust company shall exceed 30 days,  the short-term rating of such institution shall be A-1+;

         (iv)  commercial  paper (having original maturities of not more than 365 days) of any corporation  incorporated under the laws of the United  States or any state  thereof  which on the date of  acquisition  has been  rated by each  Rating  Agency in its  highest short-term rating category available; provided, that such commercial paper shall have a remaining maturity of not more than 30 days;

         (v)  a money market fund or a qualified  investment fund (including without limitation,  any such fund for which the Indenture
Trustee or an  Affiliate  of the  Indenture  Trustee  acts as an advisor or a manager)  rated by each  Rating  Agency in one of its two highest long-term rating categories available (if so rated by such Rating Agency); and

                                                                    21

         (vi)  other  obligations or securities that are acceptable to each Rating Agency as a Permitted  Investment hereunder and will not cause a Rating Event, and which are acceptable to the Enhancer, as evidenced in writing;

provided,  however, that no instrument shall be a Permitted Investment if it represents,  either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest  payments  derived from obligations  underlying  such  instrument and the principal and interest  payments with respect to such  instrument  provide a yield to maturity  greater  than  120% of the  yield to  maturity  at par of such  underlying  obligations.  References  herein  to the  highest long-term  debt  rating  category  available  shall  mean AAA in the case of  Standard  & Poor's  and Aaa in the case of  Moody's,  and references herein to the highest  short-term  rating category  available shall mean A-1 in the case of Standard & Poor's and P-1 in the case of Moody's.

         Permitted  Transferee:  Any Transferee of a Class R Certificate,  other than a Disqualified  Organization or Non-United States
Person.

         Person: Any legal individual,  corporation,  partnership,  joint venture, association,  joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Plan:  Any  employee  benefit  plan or certain  other  retirement  plans and  arrangements,  including  individual  retirement accounts and annuities,  Keogh plans and bank collective  investment funds and insurance  company general or separate accounts in which such  plans,  accounts  or  arrangements  are  invested,  that are  subject  to ERISA or  Section 4975  of the Code,  as  described  in
Section 3.05 of the Trust Agreement.

         Plan  Assets:  The meaning  specified  in  Section 2510.3-101  of the  Department  of Labor  Regulations  and as  described in
Section 3.05 of the Trust Agreement.

         Policy:  The Note Guaranty Insurance Policy No. 493870, dated as of the Closing Date, issued by the Enhancer.

         Policy Draw Amount: With respect to any Payment Date, the Insured Amount.

         Pool Balance:  With respect to any date, the aggregate  Principal  Balance of all Mortgage Loans as of such date plus,  during the Pre-Funding Period, the Pre-Funded Amount.

         Predecessor  Note:  With  respect  to any Note,  every  previous  Note  evidencing  all or a portion  of the same debt as that evidenced by such Note;  and, for the purpose of this  definition,  any Note  authenticated  and delivered  under  Section 4.03  of the
Indenture in lieu of a mutilated,  lost,  destroyed or stolen Note shall be deemed to evidence the same debt as such  mutilated,  lost, destroyed or stolen Note.

         Preference Amount:  As defined in the Policy.

                                                                    22

         Pre-Funded  Amount:  With respect to any date of  determination  during the Pre-Funding  Period,  the amount on deposit in the
Pre-Funding Account.

         Pre-Funding Account:  The account established and maintained pursuant to Section 3.18 of the Servicing Agreement.

         Pre-Funding  Period:  The period  commencing  on the Closing  Date until the  earliest of (i) the  date on which the amount on deposit in the  Pre-Funding  Account is less than  $100,000,  (ii) the Payment Date in June 2007 or (iii) the occurrence of a Servicing
Default.

         Principal  Balance:  With respect to any Mortgage Loan, other than a Liquidated  Mortgage Loan, and as of any day, the related
Cut-Off Date Principal  Balance,  minus all  collections  credited as principal in respect of any such Mortgage Loan in accordance with the related  Mortgage Note and applied in reduction of the Principal  Balance thereof.  For purposes of this  definition,  a Liquidated
Mortgage  Loan shall be deemed to have a Principal  Balance  equal to the Principal  Balance of the related  Mortgage Loan  immediately prior to the final recovery of substantially all related Liquidation Proceeds and a Principal Balance of zero thereafter.

         Principal  Collections:  With  respect to any Payment  Date,  an amount equal to the sum of (i) the  principal  portion of all scheduled  Monthly  Payments on the Mortgage Loans received during the related  Collection  Period,  as reported by the Servicer or the related  Subservicer;  (ii) the  principal  portion of all  proceeds  of the  repurchase  of any  Mortgage  Loans (or, in the case of a substitution,  any Substitution  Adjustment  Amounts) during the related  Collection  Period;  (iii) the principal portion of all other unscheduled  collections  received on the Mortgage  Loans  during the related  Collection  Period (or deemed to be received  during the related Collection Period),  including,  without limitation,  full and partial Principal Prepayments made by the respective Mortgagors,
Insurance Proceeds,  Net Liquidation Proceeds and Subsequent Net Recovery Amounts, to the extent not previously  distributed;  (iv) any amounts  deposited  into the Note Payment  Account in respect of principal in  connection  with the Servicer  exercising  its option to terminate the Trust pursuant  Section 8.08 of the Servicing  Agreement;  and (v) on the Payment Date  immediately  following the end of the  Pre-Funding  Period,  any amount  transferred  from the Pre Funding Account to the Note Payment Account in accordance with Section
3.18 of the Servicing Agreement.

         Principal  Distribution  Amount:  For any  Payment  Date,  the total  Principal  Collections  for such  Payment  Date less any
Overcollateralization  Release  Amount for such Payment  Date;  provided that the  Principal  Distribution  Amount for any Payment Date
shall not be less than $0.

         Proceeding:  Any suit in equity, action at law or other judicial or administrative proceeding.

         Program Guide: The GMACM Home Equity Servicing Guidelines, as in effect from time to time.

         Purchase  Agreement:  The mortgage loan purchase  agreement  dated as of the Closing Date,  among the Sellers,  the Purchaser, the Issuer and the Indenture Trustee.

         Purchase Price:  The amounts specified in Section 2.3(a) of the Purchase Agreement.

                                                                    23

         Purchaser:  Residential Asset Mortgage Products, Inc., as purchaser under the Purchase Agreement.

         Rating  Agency:  Each of Moody's and  Standard & Poor's or, if any such  organization  or a successor  thereto is no longer in existence,  such nationally  recognized  statistical  rating  organization,  or other comparable  Person,  designated by the Depositor, notice of which  designation  shall be given to the Indenture  Trustee.  References  herein to the highest short term unsecured  rating category of a Rating  Agency  shall mean A-1 or better in the case of  Standard & Poor's and P-1 or better in the case of Moody's;  and in the case of any other  Rating  Agency,  shall mean such  equivalent  ratings.  References  herein to the  highest  long-term  rating category of a Rating  Agency  shall mean "AAA" in the case of  Standard & Poor's and "Aaa" in the case of  Moody's;  and in the case of any other Rating Agency, shall mean such equivalent rating.

         Record  Date:  With  respect to any  Payment  Date and the Class A-1 Notes,  the close of business  on the last  Business  Day preceding  such Payment Date.  With respect to any Payment Date,  other than the first  Payment  Date,  and each Class of Notes,  other than the Class A-1 Notes,  the last day of the calendar  month  preceding such Payment Date, and in the case of the first Payment Date, the Closing Date.

         Recovery  Amount:  Amounts  collected on a Mortgage Loan after the Mortgage Loan becomes a Liquidated  Mortgage  Loan,  net of any Servicing Fee, Recovery Fee and any reimbursement for advances and expenses of the Servicer.

         Recovery Fee: A customary fee calculated  based on additional  recovery  amounts charged for the collection of such additional recovery amounts on any Mortgage Loan after the date that such Mortgage Loan became a Liquidated Mortgage Loan.

         Reference  Bank Rate:  With respect to any Interest  Period,  the  arithmetic  mean (rounded  upwards,  if  necessary,  to the nearest one sixteenth of one percent) of the offered  rates for United  States  dollar  deposits for one month which are offered by the
Reference  Banks as of 11:00 a.m.,  London,  England  time,  on the second LIBOR  Business Day prior to the first day of such  Interest
Period to prime banks in the London interbank market in amounts  approximately  equal to the sum of the outstanding Note Balance of the
Class A-1 Notes;  provided,  that at least two  Reference  Banks  provide  such rate.  If fewer than two such rates are  provided,  the
Reference  Bank Rate will be the  arithmetic  mean of the rates  quoted by one or more major  banks in New York City,  selected  by the
Indenture  Trustee after  consultation  with the Servicer and the Enhancer,  as of 11:00 a.m., New York time, on such date for loans in
U.S.  Dollars to leading European banks for a period of one month in amounts  approximately  equal to the aggregate Note Balance of the
Class A-1 Notes.

         Reference Banks: Barclays Bank plc, National Westminster Bank and Deutsche Bank, A.G.

         Regular Interest: Any of the REMIC I Regular Interests or REMIC II Regular Interests.

         Related  Class:  A Class of REMIC II Regular  Interests  and a class of Notes are  related if, and only if, they bear the same
Letter/number combination designating their Class, e.g. REMIC II Regular Interest A-2 is related to the Class A-2 Notes.

                                                                    24

         Regulation AB: Subpart  229.1100 - Asset Backed  Securities  (Regulation  AB), 17 C.F.R.  §§229.1100-229.1123,  as such may be amended  from time to time,  and subject to such  clarification  and  interpretation  as have been  provided by the  Commission  in the adopting release (Asset-Backed  Securities,  Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (January 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

         Related Documents:  With respect to each Mortgage Loan, the documents contained in the Mortgage File.

         Relief Act  Shortfalls:  With respect to any Payment Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest  collectible  thereon for the related Collection Period as a result of the application of the  Servicemembers  Civil
Relief Act,  formerly  known as the Soldiers' and Sailors'  Civil Relief Act of 1940, as amended,  or any similar state  legislation or regulations,  the  shortfall,  if any,  equal to (i) one  month's  interest  on the  Principal  Balance  of such  Mortgage  Loan at the applicable Loan Rate, over (ii) the interest collectible on such Mortgage Loan during such Collection Period.

         REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         REMIC  Administrator:  The Bank of New York Trust Company,  N.A.; provided that if the REMIC Administrator is found by a court of competent  jurisdiction to no longer be able to fulfill its obligations as REMIC  Administrator under this Agreement the Servicer or
Indenture Trustee acting as Servicer shall appoint a successor REMIC  Administrator,  subject to assumption of the REMIC  Administrator obligations under this Agreement.

         REMIC I:  The segregated pool of assets in the Trust Estate with respect to which a REMIC election is to be made.

         REMIC I Certificates:  The Class R-I Certificates and the REMIC I Regular Interests.

         REMIC I  Liquidation  Loss  Amounts:  For any Payment  Date,  Liquidation  Loss Amounts on the Mortgage  Loans for the related
Collection  Period shall be allocated as follows:  (i) the interest  portion of  Liquidation  Loss Amounts,  if any, shall be allocated pro rata to accrued interest on the REMIC I Regular Interests to the extent of such accrued interest,  and (ii) any remaining  interest portions of Liquidation Loss Amounts and any principal  portions of Liquidation Loss Amounts shall be treated as principal  portions of
Liquidation  Loss Amounts and allocated (a) to REMIC I Regular  Interest LT2, REMIC I Regular Interest LT3 and REMIC I Regular Interest
LT4, pro rata according to their  respective  REMIC I Principal  Reduction  Amounts,  provided that such  allocation to each of REMIC I
Regular  Interest  LT2,  REMIC I  Regular  Interest LT3 and REMIC I  Regular  Interest LT4 shall not exceed  their  respective  REMIC I
Principal  Reduction  Amounts for such Payment  Date,  and (b) any  Liquidation  Loss Amounts not  allocated to any of REMIC I  Regular
Interest  LT2,  REMIC I  Regular  Interest  LT3, or REMIC I  Regular  Interest LT4 pursuant to the proviso of clause (a) above shall be allocated to REMIC I Regular Interest LT1.

                                                                    25

         REMIC I Principal  Reduction  Amounts:  For any Payment Date, the amounts by which the  Uncertificated  Principal  Balances of the REMIC I  Regular  Interests  will be reduced on such Payment Date by the  allocation  of REMIC I  Liquidation  Loss Amounts and the distribution of principal, determined as follows:

         For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

         Y1 =  the Uncertificated Principal Balance of REMIC I Regular Interest LT1 after distributions on the prior Payment Date.

         Y2 =  the Uncertificated Principal Balance of REMIC I Regular Interest LT2 after distributions on the prior Payment Date.

         Y3 =  the Uncertificated Principal Balance of REMIC I Regular Interest LT3 after distributions on the prior Payment Date.

         Y4 =  the  Uncertificated  Principal  Balance of REMIC I Regular  Interest LT4 after  distributions  on the prior Payment Date
(note:  Y3 = Y4).

         ΔY1 =  the REMIC I Principal Reduction Amount for REMIC I Regular Interest LT1.

         ΔY2 =  the REMIC I Principal Reduction Amount for REMIC I Regular Interest LT2.

         ΔY3 =  the REMIC I Principal Reduction Amount for REMIC I Regular Interest LT3.

         ΔY4 =  the REMIC I Principal Reduction Amount for REMIC I Regular Interest LT4.

         P0 =  the aggregate  Uncertificated  Principal Balance of the REMIC I Regular Interests after distributions and the allocation of REMIC I Liquidation Loss Amounts on the prior Payment Date.

         P1 =  the aggregate  Uncertificated  Principal Balance of the REMIC I Regular Interests after distributions and the allocation of REMIC I Liquidation Loss Amounts to be made on such Payment Date.

         ΔP =     P0 - P1 = the aggregate of the REMIC I Principal Reduction Amounts.

         =the  aggregate  of the  principal  portions  of REMIC I  Liquidation  Loss  Amounts to be  allocated  to,  and the  principal distributions  to be made on, the Notes and the  Certificates  on such  Payment  Date  (including  distributions  of accrued and unpaid interest on the Class SB Certificates for prior Payment Dates).

         R0 =  the Net WAC Rate (stated as a monthly  rate) after giving effect to amounts  distributed  and  Liquidation  Loss Amounts allocated on the prior Payment Date.

         R1 =  the Net WAC Rate (stated as a monthly  rate) after  giving  effect to amounts to be  distributed  and  Liquidation  Loss
Amounts to be allocated on such Payment Date.

                                                                    26

         α =  (Y2 + Y3)/P0.  The initial value of á on the Closing Date for use on the first Payment Date shall be 0.0001.

         γ0 =  the lesser of (A) the sum for all Classes of Notes,  of the product for each Class of (i) the monthly  interest rate (as limited by the Net WAC Rate, if applicable) for such  Class applicable  for  distributions to be made on such Payment Date and (ii) the aggregate Note Balance for such  Class after  distributions  and the  allocation of Liquidation  Loss Amounts on the prior Payment Date and (B) R0*P0.

         γ1  =    the lesser of (A) the sum for all Classes Notes,  of the product for each Class of (i) the monthly  interest rate (as limited by the Net WAC Rate, if applicable) for such  Class applicable  for  distributions  to be made on the next  succeeding  Payment
Date and (ii) the aggregate Note Balance for such Class after  distributions  and the allocation of Liquidation Loss Amounts to be made on such Payment Date and (B) R1*P1.

         Then, based on the foregoing definitions:

         ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4;

         ΔY2 = (α/2){( γ0R1 - γ1R0)/R0R1};

         ΔY3 = αΔP - ΔY2; and

         ΔY4 = ΔY3.

         if both ΔY2 and ΔY3, as so determined, are non-negative numbers.  Otherwise:

         (1)If ΔY2, as so determined, is negative, then

         ΔY2 = 0;

         ΔY3 = α{γ1R0P0 - γ0R1P1}/{γ1R0};

         ΔY4 = ΔY3; and

         ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

         (2)If ΔY3, as so determined, is negative, then

         ΔY3 = 0;

         ΔY2 = α{γ0R1P1 - γ1R0P0}/{2R1R0P1 -  γ1R0};

         ΔY4 = ΔY3; and

         ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

                                                                    27

         REMIC I Regular Interests:  Each of the following separate  non-certificated  beneficial ownership interests in REMIC I having the properties set forth in the following table and elsewhere herein:

______________________________________________________________________________________________________________________
         Designation                      REMIC I              Initial Uncertificated               Latest
   for each REMIC I Regular             Remittance                    Principal                    Possible
           Interest                         Rate                        Balance                    Maturity
______________________________________________________________________________________________________________________

             LT1                        Variable(1)                $1,185,672,827.63             August 25, 2037
______________________________________________________________________________________________________________________

             LT2                        Variable(1)                       $38,832.39             August 25, 2037
______________________________________________________________________________________________________________________

             LT3                        Variable(1)                       $79,754.73             August 25, 2037
______________________________________________________________________________________________________________________

             LT4                        Variable(1)                       $79,754.73             August 25, 2037
______________________________________________________________________________________________________________________
(1)  Calculated in accordance with the definition of "REMIC I Remittance Rate" herein.

         REMIC I  Remittance  Rate:  With respect to any Payment Date and (i) REMIC I  Regular  Interests LT1 and LT2, a per annum rate equal to the weighted  average of the Net Loan Rates of the Loans  applicable  for the  Interest  Period for such  Payment  Date,  (ii)
REMIC I Regular  Interest  LT3,  zero (0.00%),  and (iii)  REMIC I  Regular  Interest LT4, a per annum rate equal to twice the weighted average of the Net Loan Rates of the  Loans applicable for the Interest Period for such Payment Date.

         REMIC II:  The segregated pool of assets subject hereto,  constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

         REMIC II  Liquidation Loss Amounts:  On any Payment Date,  Liquidation Loss Amounts for the related Collection Period shall be allocated  first to REMIC II  Regular  Interest  SB-IO in reduction of the accrued and unpaid  interest  thereon until such accrued and
unpaid   interest   shall  have  been   reduced  to  zero,   second  to  REMIC II   Regular   Interest   SB-PO  in   reduction  of  the
Uncertificated Principal  Balance thereof until such Uncertificated Principal  Balance shall have been reduced to zero and third to the
Notes to the same extent,  if any,  that (i) amounts  interest  accrued on such Notes since the prior  Payment Date remain unpaid after distributions  on such Payment Date and (ii) the aggregate of the  Class Principal  Balances of the Notes  following  distributions  on such Payment Date exceed the aggregate  principal  balance of the Loans by more than such excess,  if any, after  distributions  on the immediately prior Payment Date.

         REMIC II  Regular  Interest  SB-IO:  A regular  interest in REMIC II  with no  entitlement  to  principal  and entitled to (i)
interest at the Certificate Rate on its Notional Amount and (ii) payments of prepayment charges.

         REMIC II  Regular  Interest  SB-PO:  A regular  interest in REMIC II with no entitlement to interest and entitled to principal in an amount equal to the Initial  Certificate  Balance and any amounts in the nature of prepayment charges received in connection with
Loans,  provided that any payment of prepayment charges shall not be deemed to reduce the Uncertificated  Principal Balance of REMIC II
Regular Interest SB-PO.

         REMIC II Regular Interests: Each Class of the Notes and REMIC II Regular Interests SB-IO and SB-PO.

         REMIC II  Remittance  Rate:  With  respect to each  Class of  Notes,  the Note Rate for such Class.  With  respect to REMIC II
Regular Interest SB-PO, 0% per annum.  With respect to REMIC II Regular Interest SB-IO the Certificate Rate therefor.

         REMIC  Provisions:  Provisions  of the federal  income tax law relating to real estate  mortgage  investment  conduits,  which appear at Sections  860A through  860G of  Subchapter  M of Chapter 1 of the Code,  and related  provisions,  and  temporary  and final regulations  (or, to the extent not  inconsistent  with such  temporary  or final  regulations,  proposed  regulations)  and  published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

         Remittance Rate:  The REMIC I Remittance Rate or REMIC II Remittance Rate, as applicable.

         Repurchase  Event:  With respect to any Mortgage Loan,  either (i) a discovery that, as of the Closing Date with respect to an
Initial Mortgage Loan or the related  Subsequent  Transfer Date with respect to any Subsequent  Mortgage Loan, the related Mortgage was not a valid lien on the related  Mortgaged  Property subject only to (A) the lien of any prior mortgage  indicated on the Mortgage Loan
Schedule,  (B) the lien of real property taxes and assessments not yet due and payable,  (C) covenants,  conditions,  and restrictions, rights of way,  easements and other  matters of public  record as of the date of recording of such Mortgage and such other  permissible title  exceptions as are  customarily  accepted for similar loans and (D) other matters to which like  properties are commonly  subject that do not materially  adversely affect the value,  use,  enjoyment or marketability  of the related  Mortgaged  Property or (ii) with respect to any Mortgage Loan as to which either Seller delivers an affidavit  certifying that the original  Mortgage Note has been lost or destroyed,  a subsequent  default on such  Mortgage Loan if the  enforcement  thereof or of the related  Mortgage is materially  and adversely affected by the absence of such original Mortgage Note.

         Repurchase  Price:  With  respect to any  Mortgage  Loan  required to be  repurchased  on any date  pursuant  to the  Purchase
Agreement or purchased by the Servicer  pursuant to the  Servicing  Agreement,  an amount equal to the sum of (i) 100% of the Principal
Balance thereof  (without  reduction for any amounts  charged off),  (ii) unpaid accrued  interest at the Loan Rate (or with respect to the last day of the month in the  month of  repurchase,  the Loan Rate will be the Loan Rate in effect as of the  second to last day in such month) on the outstanding  Principal  Balance  thereof from the Due Date to which interest was last paid by the related  Mortgagor to the first day of the  month  following  the  month of  purchase  and (iii) in  connection  with any  Mortgage  Loan  required  to be repurchased  pursuant to Sections 2.1 or 3.1 of the  Purchase  Agreement,  any costs and damages  incurred by the Trust with respect to such Mortgage Loan in connection with a breach of Section 3.1(b)(x) of the Purchase Agreement.

                                                                    28

         Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance  policy which is required to be maintained from time to time under the Servicing Agreement or the related Subservicing Agreement in respect of such Mortgage Loan.

         Responsible Officer:  With respect to the Indenture Trustee,  any officer of the Indenture Trustee with direct  responsibility for the  administration  of the  Indenture  and also,  with respect to a particular  matter,  any other  officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         Reuters  Screen  LIBOR01  Page0:  The display  page so  designated  on the  Reuters  system (or such other page as may replace
Reuters Screen LIBOR01 Page on such service for the purpose of displaying  London  interbank  offered rates of major banks, or, if such service is no longer offered,  such other service for displaying  London interbank offered rates or comparable rates as may be selected by the Indenture Trustee after consultation with the Servicer).

         Rolling  Six-Month  Annualized  Liquidation  Loss Amounts:  With respect to any  Determination  Date occurring after the fifth
Determination  Date,  the product  (expressed as a percentage) of (i) the aggregate  Liquidation  Loss Amounts as of the end of each of the six  Collection  Periods  (reduced by the  aggregate  Subsequent  Net Recovery  Amounts for such  Collection  Periods)  immediately preceding such Determination Date divided by the Initial Pool Balance and (ii) two (2).

         Rolling Three Month Delinquency  Percentage:  With respect to any Payment Date and the Mortgage Loans, the arithmetic  average of the Delinquency Percentages determined for such Payment Date and for each of the two preceding Payment Dates.

         SB-IO  Marker Rate:  Two times the weighted  average of the REMIC I  Remittance  Rates for REMIC I Regular  Interests  LT2 and
LT3, weighted by their respective Uncertificated Principal Balances.

         Secretary of State:  The Secretary of State of the State of Delaware.

         Securities Act:  The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         Securitization  Transaction:  Any  transaction  involving a sale or other transfer of mortgage loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities.

         Securities Balance: The Note Balance or Certificate Balance, as the context may require.

         Security:  Any Certificate or a Note, as the context may require.

         Securityholder:  Any Noteholder or Certificateholder.

         Seller or Sellers:  GMAC Mortgage,  LLC, a Delaware  limited  liability  company,  and its successors and assigns,  and Walnut
Grove Mortgage Loan Trust 2003-A, a Delaware statutory trust, and its successors and assigns.

                                                                    29

         Servicer:  GMAC Mortgage, LLC, a Delaware limited liability company, and its successors and assigns.

         Servicer  Advances:  Any  advances the Servicer may make with  respect to the  Mortgage  Loans,  whether or not  required,  in respect of principal, interest, taxes, insurance or otherwise.

         Servicing  Agreement:  The servicing  agreement dated as of the Closing Date among the Servicer,  the Issuer and the Indenture
Trustee.

         Servicing  Certificate:  A certificate  completed and executed by a Servicing  Officer on behalf of the Servicer in accordance with Section 4.01 of the Servicing Agreement.

         Servicing  Criteria:  The  "servicing  criteria" set forth in Item 1122(d) of Regulation  AB, as such may be amended from time to time.

         Servicing Default:  Any one of the following events:

                  (i)  any failure by the Servicer to deposit in the Custodial  Account, , the Note Payment Account or the Distribution
Account any deposit  required to be made under the terms of the Servicing  Agreement  that  continues  unremedied  for a period of five
Business  Days after the date upon which  written  notice of such  failure  shall have been given to the  Servicer by the Issuer or the
Indenture Trustee, or to the Servicer, the Issuer and the Indenture Trustee by the Enhancer;

                  (ii)  any  failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Securities or in the Servicing  Agreement,  which failure, in each case,  materially and adversely  affects the interests of the  Securityholders  or the Enhancer,  and which failure  continues  unremedied for a period of 45 days after the date on which  written  notice of such  failure,  requiring  the same to be remedied,  and stating that such notice is a
"Notice of Default" under the Servicing Agreement,  shall have been given to the Servicer by the Issuer or the Indenture Trustee, or to
the Servicer, the Issuer and the Indenture Trustee by the Enhancer;

                  (iii)  the  entry  against the  Servicer of a decree or order by a court or agency or  supervisory  authority  having jurisdiction  under  Title 11 of the United  States  Code or any other  applicable  federal or state  bankruptcy,  insolvency  or other similar law, or if a receiver,  assignee or trustee in bankruptcy  or  reorganization,  liquidator,  sequestrator  or similar  official shall have been  appointed for or taken  possession of the Servicer or its property,  and the  continuance  of any such decree or order unstayed and in effect for a period of 60 consecutive days;

                  (iv)  the  Servicer shall  voluntarily  submit to  Proceedings  under Title 11 of the United States Code or any other applicable  federal or state  bankruptcy,  insolvency  or other  similar  law  relating  to the  Servicer  or of or  relating to all or substantially  all of its  property;  or the Servicer  shall admit in writing its  inability to pay its debts  generally as they become due, file a petition to take advantage of any applicable  insolvency or reorganization  statute,  make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

                                                                    30

                  (v)  the  Servicer's  Tangible  Net Worth at any time is less than  $100,000,000  and GMAC fails to own,  directly or indirectly, at least 51% of the common stock of the Servicer; or

                  (vi)  the Rolling Six-Month Annualized Liquidation Loss Amount with respect to the Mortgage Loans exceeds 1.50%.

         Servicing  Fee:  With  respect to any Mortgage  Loan and any  Collection  Period,  the product of (i) the  Servicing  Fee Rate divided by 12 and (ii) the related Principal Balance as of the first day of such Collection Period.

         Servicing Fee Rate:  0.50% per annum.

         Servicing  Officer:  Any officer of the Servicer  involved in, or  responsible  for, the  administration  and servicing of the
Mortgage Loans whose name and specimen  signature  appear on a list of servicing  officers  furnished to the Indenture  Trustee (with a copy to the Enhancer) by the Servicer, as such list may be amended from time to time.

         Servicing Termination Event:  As of any Payment Date, the occurrence of any of the following scenarios:

         (a)  the Rolling Three Month Delinquency Percentage is greater than 3.75% for the then-current Payment Date; or

         (b)  on or after the  Payment  Date in October  2009,  the  aggregate  amount of  Liquidation  Loss  Amounts  (reduced  by the aggregate  Subsequent  Net Recovery  Amounts,  if any, with respect to such Payment Date) on the Mortgage  Loans as a percentage of the
Cut-Off Date Principal Balance exceeds the applicable amount set forth below:

         October 2009 to March 2010:                        1.50% with respect to October  2009,  plus an additional
                                                            1/6th of 0.50% for each month thereafter;

         April 2010 to March 2011:                          2.00% with  respect to April  2011,  plus an  additional
                                                            1/12th of 0.50% for each month thereafter;

         April 2011 to March 2012:                          2.50% with  respect to April  2012,  plus an  additional
                                                            1/12th of 0.50% for each month thereafter;

         April 2012 to March 2013:                          3.00% with  respect to April  2013,  plus an  additional
                                                            1/12th of 0.50% for each month thereafter; and
         April  2013 and thereafter:                        3.50%.

                                                                    31

         Servicing Trigger Event:  As of any Payment Date, the occurrence of any of the following scenarios:

         (a)  the Rolling Three Month Delinquency Percentage is greater than 3.25% for the then-current Payment Date; or

         (b)  on or after the  Payment  Date in October  2009,  the  aggregate  amount of  Liquidation  Loss  Amounts  (reduced  by the aggregate  Subsequent  Net Recovery  Amounts,  if any, with respect to such Payment Date) on the Mortgage  Loans as a percentage of the
Cut-Off Date Principal Balance exceeds the applicable amount set forth below:

        October 2009 to March 2010:                         1.00% with  respect to April  2010,  plus an  additional
                                                            1/6th of 0.50% for each month thereafter;

        April 2010 to March 2011:                           1.50% with  respect to April  2011,  plus an  additional
                                                            1/12th of 0.50% for each month thereafter;

        April 2011 to March 2012:                           2.00% with  respect to April  2012,  plus an  additional
                                                            1/12th of 0.50% for each month thereafter;

        April 2012 to March 2013:                           2.50% with  respect to April  2013,  plus an  additional
                                                            1/12th of 0.50% for each month thereafter; and
        April 2013 and thereafter:                          3.00%.

         Standard & Poor's:  Standard & Poor's Ratings  Services,  a division of The  McGraw-Hill  Companies,  Inc. or its successor in interest.

         Stated  Value:  With  respect  to any  Mortgage  Loan,  the stated  value of the  related  Mortgaged  Property  determined  in accordance with the Program Guide and given by the related Mortgagor in his or her application.

         Statutory  Trust  Statute:  Chapter 38 of Title 12 of the  Delaware  Code,  12 Del.  Code  §§3801 et seq.,  as the same may be amended from time to time.

         Stepdown  Date:  The later of (i) the Payment Date in October 2009 and (ii) the Payment Date on which the Pool Balance  (after applying payments received in the related Collection Period) as of such Payment Date is less than 50% of the Initial Pool Balance.

         Subsequent  Cut-Off  Date:  With  respect to any  Subsequent  Mortgage  Loan,  the date  specified  in the related  Subsequent
Transfer Agreement.

                                                                    32

         Subsequent  Cut-Off Date Principal  Balance:  With respect to any Subsequent  Mortgage Loan, the Principal  Balance thereof as of the close of business on the last day of the Collection Period immediately prior to the related Subsequent Cut-Off Date.

         Subsequent  Mortgage  Loan:  An  mortgage  loan  sold by a Seller  to the  Issuer  pursuant  to  Section 2.2  of the  Purchase
Agreement,  such Mortgage Loan being identified on the Mortgage Loan Schedule attached to the related  Subsequent  Transfer  Agreement, as set forth in such Subsequent Transfer Agreement.

         Subsequent Net Recovery  Amounts:  Recovery Amounts  collected on a Mortgage Loan after the Mortgage Loan becomes a Liquidated
Mortgage Loan, net of any Recovery Fee.

         Subsequent  Transfer  Agreement:  Each Subsequent  Transfer  Agreement dated as of a Subsequent  Transfer Date executed by the respective  Seller and the Issuer  substantially in the form of Exhibit 2 to the Purchase  Agreement,  by which the related  Subsequent
Mortgage Loans are sold to the Issuer.

         Subsequent  Transfer  Date:  With respect to each  Subsequent  Transfer  Agreement,  the date on which the related  Subsequent
Mortgage Loans are sold to the Issuer.

         Subservicer:  Each Person that enters into a Subservicing Agreement as a subservicer of Mortgage Loans.

         Subservicing  Agreement:   The  written  contract  between  the  Servicer  and  any  Subservicer  relating  to  servicing  and administration of certain Mortgage Loans as provided in Section 3.01(b) of the Servicing Agreement.

         Substitution  Adjustment  Amount:  With respect to any Eligible  Substitute Loan and any Deleted Loan, the amount,  if any, as determined  by the  Servicer,  by which  the  aggregate  principal  balance  of all such  Eligible  Substitute  Loans as of the date of substitution  is less than the aggregate  Principal  Balance of all such Deleted Loans (after  application of the principal  portion of the Monthly Payments due in the month of substitution that are to be distributed to the Securityholders in the month of substitution).

         Tangible Net Worth:  Net Worth,  less the sum of the following  (without  duplication):  (a) any other assets of GMACM and its consolidated  subsidiaries  that would be treated as  intangibles  under GAAP  including,  without  limitation,  any write-up of assets
(other than  adjustments to market value to the extent  required  under GAAP with respect to excess  servicing,  residual  interests in offerings  of  asset-backed  securities  and  asset-backed  securities  that are  interest-only  securities),  good-will,  research and development  costs,  trade-marks,  trade names,  copyrights,  patents and unamortized debt discount and expenses and (b) loans or other extensions  of credit to officers of GMACM or its  consolidated  subsidiaries  other than  mortgage  loans made to such  Persons in the ordinary course of business.

         Tax  Matters  Partner:  GMACM,  as the  Servicer,  for so  long  as the  Servicer  holds  all or any  portion  of the  Class R
Certificates; if any other Person holds 100% of the Certificates, such Person; and otherwise as provided in the Code.

                                                                    33

         Tax Returns:  The federal  income tax return on Internal  Revenue  Service Form 1066,  U.S.  Real Estate  Mortgage  Investment
Conduit Income Tax Return,  including Schedule Q thereto,  Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net
Loss  Allocation,  or any successor forms, to be filed on behalf of each REMIC due to their  classification  as a REMIC under the REMIC
Provisions,  together  with  any  and  all  other  information,  reports  or  returns  that  may be  required  to be  furnished  to the
Certificateholders  or filed with the  Internal  Revenue  Service  or any other  governmental  taxing  authority  under any  applicable provisions of federal, state or local tax laws.

         Transfer:  Any direct or  indirect  transfer,  sale,  pledge,  hypothecation  or other  form of  assignment  of any  Ownership
Interest in a Certificate.

         Transfer  Date: The Payment Date on which the Servicer,  upon receipt of written  notice and direction from the Issuer,  shall cause the retransfer of Mortgage Loans from the Trust Estate to the Issuer, pursuant to Section 3.15(c) of the Servicing Agreement.

         Transfer  Notice  Date:  The fifth  Business Day prior to the Transfer  Date for which the Servicer  shall give the  Indenture
Trustee,  the Rating Agencies and the Enhancer a notice of the proposed  retransfer of Mortgage Loans,  pursuant to  Section 3.15(c) of the Servicing Agreement.

         Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

         Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         Treasury  Regulations:  Regulations,  including  proposed or temporary  Regulations,  promulgated  under the Code.  References herein to specific  provisions of proposed or temporary  regulations shall include analogous  provisions of final Treasury  Regulations or other successor Treasury Regulations.

         Trust Agreement:  The trust agreement dated as of the Closing Date, between the Owner Trustee and the Depositor.

         Trust Estate:  The meaning specified in the Granting Clause of the Indenture.

         Trust  Indenture  Act or TIA: The Trust  Indenture  Act of 1939,  as amended  from time to time,  as in effect on any relevant date.

         UCC:  The Uniform Commercial Code, as in effect from time to time, as in effect in any specified jurisdiction.

         Unpaid Principal Amount:  As defined in Section 3.05(a) of the Indenture.

                                                                    34

         Uncertificated  Accrued  Interest:  With respect to any REMIC I Regular Interest for any Payment Date, one month's interest at the related REMIC I Remittance Rate for such Payment Date,  accrued on the Uncertificated  Principal Balance  immediately prior to such
Payment Date.  Uncertificated  Accrued  Interest for the REMIC I and REMIC II Regular  Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months.  For purposes of calculating  the amount of  Uncertificated  Accrued  Interest for the REMIC I
Regular  Interests for any Payment Date,  any  Prepayment  Interest  Shortfalls or Relief Act Shortfalls for such Payment Date shall be allocated among the REMIC I Regular  Interests pro rata based on, and to the extent of, the  Uncertificated  Accrued Interest  thereon, as calculated  without the  application of this sentence.  With respect to any Payment Date and REMIC II Regular  Interest  SB-IO,  one
month's  interest at the related  Certificate  Rate on the Notional  Amount  thereof  reduced by its pro-rata  share of any  Prepayment
Interest  Shortfalls  or Relief Act  Shortfalls,  but not reduced by amounts  distributable  pursuant to clauses  (iv),  (v) or (vi) of
Section 3.05(a)(I) of the Indenture.

         Uncertificated  Principal  Balance:  With  respect  to any  Payment  Date  and  any  REMIC I  Regular  Interest,  the  initial
Uncertificated  Principal  Balance thereof as reduced on each successive  Payment Date first by Liquidation  Loss Amounts  allocated to the principal  thereof by the  definition of REMIC I Liquidation  Loss Amounts and second by principal  deemed  distributed  in respect thereof on such  Payment  Date  pursuant to Section  5.01(e) of the Trust  Agreement.  With  respect to any  Payment  Date and REMIC II
Regular Interest SB-PO, the Initial  Certificate  Balance reduced by the allocation to the principal  thereof on prior Payment Dates of
Liquidation  Loss Amounts,  to the extent such  Liquidation  Loss Amounts are allocated to the principal of the Class SB  Certificates, and amounts deemed distributed with respect to such REMIC II Regular Interest.

         Uncertificated  Regular  Interests:  The REMIC I Regular  Interests,  REMIC II  Regular  Interest  SB-IO and REMIC II  Regular
Interest SB-PO.

         WG Trust 2003:  Walnut Grove Mortgage Loan Trust 2003-A, a Delaware statutory trust.

         Yield Maintenance  Agreement:  The confirmation,  dated as of the Closing Date,  between the Indenture  Trustee,  on behalf of the Trust, and the YMA Provider, relating to the Class A-1 Notes and Class SB Certificates or any replacement,  substitute,  collateral or other arrangement in lieu thereof.

         Yield Maintenance  Payment:  For any Payment Date, the payment,  if any, due under the Yield Maintenance  Agreement in respect of such Payment Date.

         Yield Maintenance Shortfall Amount:  For any Payment Date, the amount, if any, by which the payment on the Class A-1 Notes pursuant to Section 3.05(e) of the Indenture is paid from the Yield Maintenance Payments for such Payment Date pursuant to the provisions thereof or would have been so paid but for the failure of the YMA Provider to make a payment required under the Yield
Maintenance Agreement.

         YMA Provider:  JPMorgan Chase Bank,  National  Association,  and its  successors and assigns or any party to any  replacement, substitute, collateral or other arrangement in lieu thereof.

                                                                    35